UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Allspring Master Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Registrant is making a filing for 6 of its series: Allspring Core Bond Portfolio, Allspring Disciplined International Developed Markets Portfolio, Allspring Disciplined Large Cap Portfolio, Allspring Macro Strategies Portfolio, Allspring Real Return Portfolio and Allspring Small Company Value Portfolio.

Date of reporting period: April 30, 2026

ITEM 1. REPORT TO STOCKHOLDERS

Annual Shareholder Report

Disciplined Large Cap Portfolio

April 30, 2026

This annual shareholder report contains important information about Disciplined Large Cap Portfolio for the period from May 1, 2025 to April 30, 2026. You can find additional information about the Funds that invest in this Portfolio at allspringglobal.com.

What were the Portfolio costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Disciplined Large Cap Portfolio	$32	0.28%

How did the Portfolio perform last year and what affected its performance?

The Portfolio underperformed its benchmark for the period. The U.S. equity market had strong returns during the period.

Changes to the Portfolio's portfolio were minimal. The Portfolio typically favors these characteristics: attractive valuation, earnings consistency, profitability, and improving market sentiment. Negative stock selection within information technology, health care, and communication services detracted from relative performance. The three largest individual detractors from relative performance over the 12-month period were Science Applications International Corp. and underweights to Intel Corp. and Sandisk Corp.

Relative performance was supported by positive stock selection within the financials, materials, and industrials sectors. The largest individual contributors to relative performance were KLA Corp., EMCOR Group, Inc., and Vertiv Holdings Co. A modest underweight to consumer discretionary contributed to performance. However, variations in sector weights versus the index were relatively small, which is typical for the strategy.

Total return based on a $10,000 investment

Table Summary
	Disciplined Large Cap Portfolio	Russell 1000® Index	Russell 3000® Index
6/12/2018	$10,000	$10,000	$10,000
6/30/2018	$9,716	$9,760	$9,762
7/31/2018	$10,029	$10,097	$10,086
8/31/2018	$10,342	$10,445	$10,440
9/30/2018	$10,368	$10,485	$10,457
10/31/2018	$9,647	$9,743	$9,687
11/30/2018	$9,855	$9,941	$9,881
12/31/2018	$8,943	$9,036	$8,962
1/31/2019	$9,685	$9,793	$9,731
2/28/2019	$9,972	$10,124	$10,073
3/31/2019	$10,123	$10,301	$10,220
4/30/2019	$10,482	$10,717	$10,628
5/31/2019	$9,760	$10,034	$9,940
6/30/2019	$10,433	$10,738	$10,639
7/31/2019	$10,587	$10,905	$10,797
8/31/2019	$10,343	$10,705	$10,577
9/30/2019	$10,611	$10,891	$10,762
10/31/2019	$10,825	$11,121	$10,994
11/30/2019	$11,238	$11,542	$11,412
12/31/2019	$11,548	$11,875	$11,741
1/31/2020	$11,526	$11,888	$11,729
2/29/2020	$10,577	$10,916	$10,768
3/31/2020	$9,223	$9,474	$9,287
4/30/2020	$10,408	$10,726	$10,517
5/31/2020	$10,888	$11,292	$11,080
6/30/2020	$11,091	$11,541	$11,333
7/31/2020	$11,638	$12,217	$11,977
8/31/2020	$12,488	$13,114	$12,844
9/30/2020	$12,007	$12,635	$12,377
10/31/2020	$11,688	$12,330	$12,110
11/30/2020	$13,001	$13,782	$13,583
12/31/2020	$13,534	$14,364	$14,194
1/31/2021	$13,493	$14,246	$14,131
2/28/2021	$13,923	$14,659	$14,572
3/31/2021	$14,573	$15,214	$15,095
4/30/2021	$15,359	$16,033	$15,873
5/31/2021	$15,438	$16,109	$15,945
6/30/2021	$15,796	$16,513	$16,338
7/31/2021	$16,169	$16,856	$16,615
8/31/2021	$16,685	$17,343	$17,089
9/30/2021	$15,889	$16,547	$16,322
10/31/2021	$17,050	$17,695	$17,426
11/30/2021	$16,916	$17,457	$17,160
12/31/2021	$17,665	$18,165	$17,836
1/31/2022	$16,784	$17,140	$16,787
2/28/2022	$16,321	$16,670	$16,364
3/31/2022	$16,871	$17,233	$16,895
4/30/2022	$15,484	$15,697	$15,378
5/31/2022	$15,572	$15,673	$15,358
6/30/2022	$14,215	$14,360	$14,073
7/31/2022	$15,517	$15,698	$15,393
8/31/2022	$14,882	$15,095	$14,819
9/30/2022	$13,511	$13,698	$13,445
10/31/2022	$14,663	$14,797	$14,547
11/30/2022	$15,465	$15,597	$15,307
12/31/2022	$14,506	$14,690	$14,410
1/31/2023	$15,496	$15,675	$15,403
2/28/2023	$15,199	$15,302	$15,043
3/31/2023	$15,638	$15,786	$15,445
4/30/2023	$15,774	$15,982	$15,610
5/31/2023	$15,868	$16,056	$15,670
6/30/2023	$17,023	$17,141	$16,740
7/31/2023	$17,594	$17,730	$17,340
8/31/2023	$17,278	$17,420	$17,006
9/30/2023	$16,568	$16,601	$16,196
10/31/2023	$16,146	$16,200	$15,766
11/30/2023	$17,500	$17,713	$17,237
12/31/2023	$18,387	$18,588	$18,151
1/31/2024	$18,798	$18,847	$18,352
2/29/2024	$20,003	$19,864	$19,345
3/31/2024	$20,782	$20,501	$19,969
4/30/2024	$19,906	$19,629	$19,091
5/31/2024	$20,954	$20,553	$19,993
6/30/2024	$21,671	$21,233	$20,612
7/31/2024	$21,920	$21,542	$20,995
8/31/2024	$22,466	$22,053	$21,452
9/30/2024	$22,929	$22,525	$21,896
10/31/2024	$22,861	$22,367	$21,735
11/30/2024	$24,423	$23,807	$23,181
12/31/2024	$23,859	$23,143	$22,472
1/31/2025	$24,732	$23,880	$23,182
2/28/2025	$24,177	$23,463	$22,737
3/31/2025	$22,660	$22,105	$21,411
4/30/2025	$22,739	$21,973	$21,267
5/31/2025	$24,216	$23,376	$22,615
6/30/2025	$25,365	$24,560	$23,764
7/31/2025	$25,879	$25,105	$24,288
8/31/2025	$26,457	$25,634	$24,850
9/30/2025	$27,510	$26,522	$25,707
10/31/2025	$28,013	$27,095	$26,258
11/30/2025	$28,042	$27,161	$26,330
12/31/2025	$28,065	$27,163	$26,325
1/31/2026	$28,413	$27,537	$26,733
2/28/2026	$28,136	$27,389	$26,606
3/31/2026	$26,959	$26,027	$25,283
4/30/2026	$29,589	$28,657	$27,863

Disciplined Large Cap Portfolio

Annual Shareholder Report | April 30, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	Since Inception (6/12/18)
Disciplined Large Cap Portfolio	30.12	14.01	14.75
Russell 1000® Index	30.42	12.32	14.29
Russell 3000® Index	31.01	11.91	13.88

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY PORTFOLIO STATISTICS

Table Summary
Total net assets	$349,699,159
# of portfolio holdings	222
Portfolio turnover rate	30%
Total advisory fees paid	$815,790

What did the Portfolio invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Information technology	33.0
Financials	12.4
Communication services	10.7
Industrials	9.4
Consumer discretionary	9.4
Health care	9.0
Consumer staples	5.2
Energy	3.5
Materials	2.9
Utilities	2.4
Real estate	2.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
NVIDIA Corp.	7.0
Apple, Inc.	5.8
Microsoft Corp.	4.5
Amazon.com, Inc.	3.8
Broadcom, Inc.	3.3
Alphabet, Inc. Class C	3.3
Alphabet, Inc. Class A	3.1
Meta Platforms, Inc. Class A	2.2
Tesla, Inc.	1.6
Berkshire Hathaway, Inc. Class B	1.3

For more information

You can find additional information on the Funds that invest in this Portfolio on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

Annual Shareholder Report

Macro Strategies Portfolio

April 30, 2026

This annual shareholder report contains important information about Macro Strategies Portfolio for the period from May 1, 2025 to April 30, 2026. You can find additional information about the Funds that invest in this Portfolio at allspringglobal.com.

What were the Portfolio consolidated costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	CONSOLIDATED COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Macro Strategies Portfolio	$46	0.40%

How did the Portfolio perform last year and what affected its performance?

The Fund outperformed its benchmark for the period. The past year saw a wide set of narratives drive the economy and financial markets. From an initial focus on tariffs, markets swiftly moved onto opportunities within artificial intelligence (AI). Geopolitical risk remained elevated. U.S. economic growth was above trend, supported by AI-driven capital expenditures and resilient consumer spending. Inflation remained above target. Outside the U.S., investment opportunities were divergent. Globally, expectations for earnings growth remain concentrated in a single theme: AI.

Portfolio positioning remained dynamic. One key decision was increasing exposure to commodities, where we started the period with no allocation. Equity exposure moderated higher for the first 10 months of the period, followed by a reduction closer to neutral while positioning rates remained underweight. Exposure to tactical asset allocation and commodities drove performance. No major portfolio components detracted significantly from the benchmark.

Total return based on a $10,000 investment

Table Summary
	Macro Strategies Portfolio	Macro Strategies Blended Index	Bloomberg U.S. TIPS Index
3/11/2024	$10,000	$10,000	$10,000
3/31/2024	$10,138	$9,965	$10,012
4/30/2024	$9,747	$9,756	$9,843
5/31/2024	$9,781	$9,903	$10,012
6/30/2024	$9,982	$9,949	$10,091
7/31/2024	$10,299	$10,175	$10,271
8/31/2024	$10,411	$10,336	$10,351
9/30/2024	$10,532	$10,501	$10,507
10/31/2024	$10,202	$10,231	$10,318
11/30/2024	$10,575	$10,273	$10,368
12/31/2024	$10,254	$10,082	$10,204
1/31/2025	$10,373	$10,176	$10,336
2/28/2025	$10,662	$10,359	$10,561
3/31/2025	$10,521	$10,425	$10,629
4/30/2025	$10,188	$10,584	$10,642
5/31/2025	$9,894	$10,534	$10,579
6/30/2025	$9,760	$10,684	$10,680
7/31/2025	$9,596	$10,611	$10,693
8/31/2025	$9,842	$10,770	$10,858
9/30/2025	$10,266	$10,828	$10,905
10/31/2025	$10,556	$10,834	$10,943
11/30/2025	$10,512	$10,856	$10,964
12/31/2025	$10,557	$10,849	$10,919
1/31/2026	$11,948	$10,916	$10,953
2/28/2026	$12,834	$11,049	$11,096
3/31/2026	$13,298	$10,805	$10,948
4/30/2026	$13,156	$10,935	$11,074

Macro Strategies Portfolio

Annual Shareholder Report | April 30, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	Since Inception (3/11/24)
Macro Strategies Portfolio	29.13	13.69
Macro Strategies Blended IndexFootnote Reference*	3.31	4.27
Bloomberg U.S. TIPS Index	4.07	4.89

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Macro Strategies Blended Index is comprised of 50% Bloomberg Global Aggregate Index and 50% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index.

KEY PORTFOLIO STATISTICS

Table Summary
Consolidated Total net assets	$220,421,724
Consolidated # of portfolio holdings	179
Consolidated Portfolio turnover rate	32%
Consolidated Total advisory fees paid	$720,242

What did the Portfolio invest in?

CONSOLIDATED PORTFOLIO ALLOCATION

(% OF LONG-TERM INVESTMENT)

Table Summary
U.S. Treasury securities	78.2
Common stocks	21.8

CONSOLIDATED TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
U.S. Treasury Inflation-Indexed Notes, 1.88%, 7‑15‑2035	3.7
TIPS, 2.13%, 1‑15‑2035	3.7
TIPS, 3.63%, 4‑15‑2028	3.4
TIPS, 0.13%, 1‑15‑2032	3.2
TIPS, 0.50%, 1‑15‑2028	3.2
TIPS, 2.38%, 10‑15‑2028	3.1
TIPS, 1.38%, 2‑15‑2044	2.2
TIPS, 0.13%, 1‑15‑2031	2.0
U.S. Treasury Inflation-Indexed Notes, 2.13%, 4‑15‑2029	2.0
TIPS, 0.13%, 7‑15‑2031	1.9

For more information

You can find additional information on the Funds that invest in this Portfolio on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

Annual Shareholder Report

Small Company Value Portfolio

April 30, 2026

This annual shareholder report contains important information about Small Company Value Portfolio for the period from May 1, 2025 to April 30, 2026. You can find additional information about the Funds that invest in this Portfolio at allspringglobal.com.

This report describes changes to the Portfolio that occurred either during or after the reporting period.

What were the Portfolio costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Small Company Value Portfolio	$86	0.74%

How did the Portfolio perform last year and what affected its performance?

The Portfolio underperformed its benchmark for the period. Over the past 12 months, U.S. equity leadership broadened beyond large-cap growth as improving expectations for monetary easing and domestic growth renewed interest in small-cap equities following early 2025 volatility and tariff uncertainty. Within small caps, performance was led by lower-quality companies as risk appetite rebounded, creating a headwind for quality oriented managers. As 2025 progressed, leadership broadened and fundamentals became more influential. Small-cap value benefited from attractive valuations, improving earnings trends, and domestic sensitivity.

Consistent with its philosophy, the Portfolio remained focused on higher-quality businesses, which lagged through much of the period but became better aligned as investors refocused on quality factors. Our underweight positions in the lagging real estate and utilities sectors contributed to relative performance while the information technology and health care sectors were the largest detractors.

Total return based on a $10,000 investment

Table Summary
	Small Company Value Portfolio	Russell 2000® Value Index	Russell 3000® Index
4/30/2016	$10,000	$10,000	$10,000
5/31/2016	$10,232	$10,183	$10,179
6/30/2016	$9,990	$10,214	$10,200
7/31/2016	$10,572	$10,765	$10,605
8/31/2016	$10,915	$11,033	$10,632
9/30/2016	$10,938	$11,120	$10,648
10/31/2016	$10,536	$10,754	$10,418
11/30/2016	$11,830	$12,182	$10,884
12/31/2016	$12,424	$12,685	$11,097
1/31/2017	$12,299	$12,594	$11,305
2/28/2017	$12,520	$12,777	$11,726
3/31/2017	$12,462	$12,668	$11,734
4/30/2017	$12,491	$12,718	$11,858
5/31/2017	$12,221	$12,322	$11,980
6/30/2017	$12,606	$12,753	$12,088
7/31/2017	$12,773	$12,834	$12,316
8/31/2017	$12,302	$12,518	$12,339
9/30/2017	$13,196	$13,405	$12,640
10/31/2017	$13,385	$13,422	$12,916
11/30/2017	$13,910	$13,811	$13,308
12/31/2017	$13,936	$13,679	$13,441
1/31/2018	$14,118	$13,848	$14,150
2/28/2018	$13,503	$13,155	$13,628
3/31/2018	$13,751	$13,318	$13,355
4/30/2018	$14,144	$13,549	$13,406
5/31/2018	$14,677	$14,337	$13,784
6/30/2018	$14,843	$14,424	$13,874
7/31/2018	$14,829	$14,678	$14,335
8/31/2018	$15,303	$15,028	$14,838
9/30/2018	$14,734	$14,655	$14,863
10/31/2018	$13,412	$13,343	$13,768
11/30/2018	$13,589	$13,558	$14,044
12/31/2018	$11,994	$11,919	$12,737
1/31/2019	$13,108	$13,223	$13,830
2/28/2019	$13,682	$13,737	$14,316
3/31/2019	$13,227	$13,341	$14,526
4/30/2019	$13,648	$13,846	$15,106
5/31/2019	$12,548	$12,715	$14,128
6/30/2019	$13,411	$13,524	$15,120
7/31/2019	$13,413	$13,546	$15,345
8/31/2019	$12,697	$12,790	$15,032
9/30/2019	$13,264	$13,447	$15,296
10/31/2019	$13,714	$13,773	$15,625
11/30/2019	$14,069	$14,095	$16,219
12/31/2019	$14,670	$14,589	$16,688
1/31/2020	$13,916	$13,802	$16,669
2/29/2020	$12,644	$12,461	$15,305
3/31/2020	$9,442	$9,386	$13,200
4/30/2020	$10,694	$10,544	$14,948
5/31/2020	$10,824	$10,847	$15,748
6/30/2020	$11,094	$11,161	$16,108
7/31/2020	$11,288	$11,391	$17,022
8/31/2020	$11,846	$12,005	$18,255
9/30/2020	$11,345	$11,446	$17,591
10/31/2020	$11,779	$11,855	$17,211
11/30/2020	$13,811	$14,144	$19,305
12/31/2020	$14,921	$15,265	$20,173
1/31/2021	$15,373	$16,068	$20,084
2/28/2021	$17,228	$17,577	$20,711
3/31/2021	$18,547	$18,496	$21,454
4/30/2021	$18,904	$18,870	$22,560
5/31/2021	$19,349	$19,457	$22,663
6/30/2021	$19,072	$19,339	$23,222
7/31/2021	$18,943	$18,647	$23,614
8/31/2021	$19,490	$19,146	$24,288
9/30/2021	$19,013	$18,763	$23,198
10/31/2021	$19,948	$19,478	$24,767
11/30/2021	$19,394	$18,813	$24,390
12/31/2021	$20,416	$19,580	$25,350
1/31/2022	$19,208	$18,438	$23,859
2/28/2022	$19,727	$18,744	$23,258
3/31/2022	$19,801	$19,110	$24,012
4/30/2022	$18,560	$17,627	$21,857
5/31/2022	$19,004	$17,966	$21,828
6/30/2022	$17,268	$16,191	$20,002
7/31/2022	$18,729	$17,758	$21,878
8/31/2022	$17,989	$17,197	$21,062
9/30/2022	$16,262	$15,444	$19,109
10/31/2022	$18,234	$17,389	$20,676
11/30/2022	$19,106	$17,920	$21,755
12/31/2022	$17,998	$16,744	$20,481
1/31/2023	$19,482	$18,342	$21,892
2/28/2023	$19,151	$17,919	$21,380
3/31/2023	$18,232	$16,634	$21,952
4/30/2023	$17,647	$16,219	$22,186
5/31/2023	$17,113	$15,900	$22,272
6/30/2023	$18,583	$17,163	$23,793
7/31/2023	$19,671	$18,459	$24,646
8/31/2023	$19,087	$17,571	$24,170
9/30/2023	$18,234	$16,656	$23,019
10/31/2023	$17,367	$15,662	$22,408
11/30/2023	$18,616	$17,072	$24,498
12/31/2023	$20,798	$19,197	$25,797
1/31/2024	$20,103	$18,325	$26,083
2/29/2024	$21,094	$18,924	$27,495
3/31/2024	$22,197	$19,754	$28,382
4/30/2024	$20,764	$18,495	$27,133
5/31/2024	$21,572	$19,360	$28,415
6/30/2024	$21,213	$19,034	$29,295
7/31/2024	$23,315	$21,353	$29,839
8/31/2024	$22,931	$20,952	$30,489
9/30/2024	$22,943	$20,966	$31,120
10/31/2024	$22,659	$20,638	$30,891
11/30/2024	$24,906	$22,628	$32,946
12/31/2024	$22,636	$20,743	$31,939
1/31/2025	$23,458	$21,169	$32,947
2/28/2025	$22,373	$20,359	$32,316
3/31/2025	$20,997	$19,137	$30,431
4/30/2025	$20,150	$18,368	$30,227
5/31/2025	$21,021	$19,140	$32,143
6/30/2025	$21,839	$20,087	$33,776
7/31/2025	$21,899	$20,442	$34,520
8/31/2025	$22,943	$22,173	$35,318
9/30/2025	$23,111	$22,619	$36,537
10/31/2025	$22,450	$22,676	$37,320
11/30/2025	$22,951	$23,313	$37,423
12/31/2025	$23,112	$23,355	$37,415
1/31/2026	$24,584	$24,957	$37,996
2/28/2026	$25,783	$25,438	$37,815
3/31/2026	$24,750	$24,513	$35,935
4/30/2026	$26,886	$26,880	$39,601

Small Company Value Portfolio

Annual Shareholder Report | April 30, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Small Company Value Portfolio	33.43	7.30	10.40
Russell 2000® Value Index	46.34	7.33	10.39
Russell 3000® Index	31.01	11.91	14.75

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY PORTFOLIO STATISTICS

Table Summary
Total net assets	$650,937,195
# of portfolio holdings	156
Portfolio turnover rate	209%
Total advisory fees paid	$4,558,135

What did the Portfolio invest in?

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Industrials	22.6
Financials	20.7
Information technology	12.6
Consumer discretionary	10.6
Materials	8.4
Energy	7.0
Consumer staples	4.3
Real estate	3.9
Health care	3.8
Utilities	2.8
Investment companies	1.8
Communication services	1.5

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
Patterson-UTI Energy, Inc.	1.3
Kaiser Aluminum Corp.	1.3
NWPX Infrastructure, Inc.	1.2
IDACORP, Inc.	1.2
Permian Resources Corp. Class A	1.2
Pinnacle West Capital Corp.	1.2
Adeia, Inc.	1.2
Sanmina Corp.	1.2
Matador Resources Co.	1.2
Atkore, Inc.	1.1

Significant portfolio changes

This is a summary of certain changes and planned changes to the portfolio since May 1, 2025.

Effective June 30, 2026, Jeff Goverman will no longer serve as a portfolio manager of the Portfolio.

For more information

You can find additional information on the Funds that invest in this Portfolio on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

Annual Shareholder Report

Core Bond Portfolio

April 30, 2026

This annual shareholder report contains important information about Core Bond Portfolio for the period from May 1, 2025 to April 30, 2026. You can find additional information about the Funds that invest in this Portfolio at allspringglobal.com.

What were the Portfolio costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Core Bond Portfolio	$34	0.33%

How did the Portfolio perform last year and what affected its performance?

The Portfolio outperformed its benchmark for the period. The market was shaped by frequent repricing of Federal Reserve expectations and bouts of rate volatility driven by trade headlines, increasing investment in artificial intelligence, and geopolitical conflict. Despite this volatility, interest rates generally remained within a range while demand for credit was resilient and most risk assets performed well.

Our positioning was nimble, as we adjusted credit exposure during tariff- and geopolitically driven volatility. We maintained an overweight to mortgage-backed securities (MBS). Sector positioning was the largest contributor to performance. Security selection within MBS also contributed as elevated interest rate volatility and price dislocations provided opportunities to extract relative value. Our tactical positioning in the credit sector contributed, as did a sector overweight and security selection within asset-backed securities. Security selection within credit was a small detractor, driven primarily by technology holdings. Our underweight to commercial mortgage-backed securities also modestly detracted as the sector performed well.

Total return based on a $10,000 investment

Table Summary
	Class	Bloomberg U.S. Aggregate Bond Index
4/30/2016	$10,000	$10,000
5/31/2016	$9,995	$10,003
6/30/2016	$10,182	$10,182
7/31/2016	$10,252	$10,247
8/31/2016	$10,238	$10,235
9/30/2016	$10,252	$10,229
10/31/2016	$10,177	$10,151
11/30/2016	$9,925	$9,911
12/31/2016	$9,944	$9,925
1/31/2017	$9,967	$9,944
2/28/2017	$10,037	$10,011
3/31/2017	$10,037	$10,006
4/30/2017	$10,112	$10,083
5/31/2017	$10,184	$10,160
6/30/2017	$10,184	$10,150
7/31/2017	$10,230	$10,194
8/31/2017	$10,315	$10,285
9/30/2017	$10,271	$10,236
10/31/2017	$10,273	$10,242
11/30/2017	$10,261	$10,229
12/31/2017	$10,306	$10,276
1/31/2018	$10,192	$10,158
2/28/2018	$10,093	$10,061
3/31/2018	$10,148	$10,126
4/30/2018	$10,068	$10,051
5/31/2018	$10,130	$10,122
6/30/2018	$10,130	$10,110
7/31/2018	$10,134	$10,112
8/31/2018	$10,191	$10,177
9/30/2018	$10,130	$10,112
10/31/2018	$10,052	$10,032
11/30/2018	$10,109	$10,092
12/31/2018	$10,280	$10,277
1/31/2019	$10,386	$10,386
2/28/2019	$10,384	$10,380
3/31/2019	$10,588	$10,580
4/30/2019	$10,590	$10,582
5/31/2019	$10,769	$10,770
6/30/2019	$10,902	$10,906
7/31/2019	$10,934	$10,930
8/31/2019	$11,209	$11,213
9/30/2019	$11,153	$11,153
10/31/2019	$11,178	$11,187
11/30/2019	$11,174	$11,181
12/31/2019	$11,164	$11,173
1/31/2020	$11,390	$11,388
2/29/2020	$11,575	$11,593
3/31/2020	$11,415	$11,525
4/30/2020	$11,686	$11,730
5/31/2020	$11,791	$11,784
6/30/2020	$11,902	$11,859
7/31/2020	$12,104	$12,036
8/31/2020	$12,023	$11,939
9/30/2020	$12,024	$11,932
10/31/2020	$11,982	$11,879
11/30/2020	$12,127	$11,995
12/31/2020	$12,154	$12,012
1/31/2021	$12,070	$11,926
2/28/2021	$11,904	$11,753
3/31/2021	$11,760	$11,607
4/30/2021	$11,853	$11,698
5/31/2021	$11,868	$11,737
6/30/2021	$11,960	$11,819
7/31/2021	$12,093	$11,951
8/31/2021	$12,076	$11,929
9/30/2021	$11,977	$11,825
10/31/2021	$11,962	$11,822
11/30/2021	$11,981	$11,857
12/31/2021	$11,950	$11,827
1/31/2022	$11,697	$11,572
2/28/2022	$11,559	$11,443
3/31/2022	$11,223	$11,125
4/30/2022	$10,796	$10,703
5/31/2022	$10,853	$10,772
6/30/2022	$10,669	$10,603
7/31/2022	$10,918	$10,862
8/31/2022	$10,623	$10,555
9/30/2022	$10,168	$10,099
10/31/2022	$10,032	$9,968
11/30/2022	$10,406	$10,335
12/31/2022	$10,354	$10,288
1/31/2023	$10,712	$10,604
2/28/2023	$10,442	$10,330
3/31/2023	$10,700	$10,593
4/30/2023	$10,759	$10,657
5/31/2023	$10,650	$10,541
6/30/2023	$10,621	$10,503
7/31/2023	$10,611	$10,496
8/31/2023	$10,551	$10,429
9/30/2023	$10,285	$10,164
10/31/2023	$10,113	$10,003
11/30/2023	$10,585	$10,456
12/31/2023	$10,987	$10,857
1/31/2024	$10,975	$10,827
2/29/2024	$10,823	$10,674
3/31/2024	$10,925	$10,773
4/30/2024	$10,659	$10,500
5/31/2024	$10,849	$10,678
6/30/2024	$10,954	$10,780
7/31/2024	$11,207	$11,031
8/31/2024	$11,362	$11,190
9/30/2024	$11,518	$11,340
10/31/2024	$11,233	$11,058
11/30/2024	$11,361	$11,175
12/31/2024	$11,174	$10,992
1/31/2025	$11,237	$11,051
2/28/2025	$11,491	$11,294
3/31/2025	$11,492	$11,298
4/30/2025	$11,533	$11,343
5/31/2025	$11,458	$11,261
6/30/2025	$11,635	$11,435
7/31/2025	$11,613	$11,404
8/31/2025	$11,753	$11,541
9/30/2025	$11,890	$11,667
10/31/2025	$11,965	$11,740
11/30/2025	$12,040	$11,813
12/31/2025	$12,002	$11,795
1/31/2026	$12,035	$11,808
2/28/2026	$12,235	$12,001
3/31/2026	$12,008	$11,789
4/30/2026	$12,028	$11,803

Core Bond Portfolio

Annual Shareholder Report | April 30, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Core Bond Portfolio	4.30	0.29	1.86
Bloomberg U.S. Aggregate Bond Index	4.06	0.18	1.67

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY PORTFOLIO STATISTICS

Table Summary
Total net assets	$4,599,650,139
# of portfolio holdings	993
Portfolio turnover rate	362%
Total advisory fees paid	$15,976,696

What did the Portfolio invest in?

PORTFOLIO ALLOCATION (% OF TOTAL INVESTMENT)

Table Summary
Agency securities	37.9
U.S. Treasury securities	25.8
Corporate bonds and notes	23.3
Asset-backed securities	5.8
Yankee corporate bonds and notes	4.7
Non-agency mortgage-backed securities	1.5
Yankee government bonds	0.9
Municipal obligations	0.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
U.S. Treasury Notes, 3.88%, 4‑30‑2031	2.5
U.S. Treasury Notes, 3.63%, 8‑31‑2030	2.4
U.S. Treasury Bonds, 4.63%, 2‑15‑2046	2.3
FNMA, 5.50%, 6‑1‑2056	2.0
U.S. Treasury Bonds, 4.63%, 11‑15‑2055	1.8
U.S. Treasury Notes, 3.75%, 4‑30‑2028	1.7
U.S. Treasury Notes, 3.88%, 4‑30‑2030	1.7
FNMA, 5.00%, 5‑1‑2056	1.4
U.S. Treasury Bonds, 3.00%, 2‑15‑2049	1.1
U.S. Treasury Notes, 4.13%, 10‑31‑2027	1.1

For more information

You can find additional information on the Funds that invest in this Portfolio on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

Annual Shareholder Report

April 30, 2026

Disciplined International Developed Markets Portfolio

This annual shareholder report contains important information about Disciplined International Developed Markets Portfolio for the period from May 1, 2025 to April 30, 2026. You can find additional information about the Funds that invest in this Portfolio at allspringglobal.com.

What were the Portfolio costs for the past year?

The table explains the costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Disciplined International Developed Markets Portfolio	$43	0.38%

How did the Portfolio perform last year and what affected its performance?

The Portfolio outperformed its benchmark for the period. International equity markets had strong returns during the period.

Changes to the Portfolio's portfolio were minimal. Characteristics typically favored in the portfolio include attractive valuation, earnings consistency, profitability, and improving market sentiment. Stock selection was the main driver of outperformance, adding value in 8 of 11 sectors. This was primarily due to strong stock selection within the industrials, health care, and consumer staples sectors. The largest individual contributors to relative performance were Siemens Energy AG, Inpex Corp., and Sumitomo Electric Industries. A modest underweight to communication services also contributed. However, variations in sector weights versus the index were relatively small, which is typical for the strategy.

Negative stock selection within information technology, real estate, and consumer discretionary detracted from relative performance. The top three individual detractors from relative performance were Oracle Corp. Japan, Pandora AS, and Renault SA (This security was no longer held at the end of the reporting period.).

Total return based on a $10,000 investment

Table Summary
	Disciplined International Developed Markets Portfolio	MSCI EAFE Index (Net)	MSCI ACWI ex USA Index (Net)
4/30/2016	$10,000	$10,000	$10,000
5/31/2016	$9,981	$9,909	$9,831
6/30/2016	$9,769	$9,577	$9,681
7/31/2016	$10,014	$10,062	$10,160
8/31/2016	$10,024	$10,069	$10,224
9/30/2016	$10,137	$10,193	$10,350
10/31/2016	$9,661	$9,984	$10,201
11/30/2016	$9,298	$9,785	$9,965
12/31/2016	$9,303	$10,120	$10,220
1/31/2017	$9,797	$10,414	$10,582
2/28/2017	$9,793	$10,562	$10,751
3/31/2017	$10,151	$10,853	$11,023
4/30/2017	$10,537	$11,129	$11,259
5/31/2017	$11,010	$11,538	$11,625
6/30/2017	$11,130	$11,517	$11,661
7/31/2017	$11,504	$11,850	$12,091
8/31/2017	$11,532	$11,845	$12,154
9/30/2017	$11,761	$12,140	$12,379
10/31/2017	$11,919	$12,324	$12,612
11/30/2017	$12,132	$12,454	$12,715
12/31/2017	$12,169	$12,653	$12,999
1/31/2018	$13,059	$13,288	$13,723
2/28/2018	$12,329	$12,688	$13,076
3/31/2018	$12,179	$12,460	$12,845
4/30/2018	$12,336	$12,744	$13,050
5/31/2018	$12,051	$12,458	$12,749
6/30/2018	$11,761	$12,306	$12,509
7/31/2018	$12,196	$12,608	$12,809
8/31/2018	$12,079	$12,365	$12,541
9/30/2018	$12,120	$12,472	$12,598
10/31/2018	$11,357	$11,480	$11,573
11/30/2018	$11,349	$11,465	$11,683
12/31/2018	$10,734	$10,909	$11,154
1/31/2019	$11,415	$11,625	$11,997
2/28/2019	$11,727	$11,922	$12,231
3/31/2019	$11,839	$11,997	$12,304
4/30/2019	$12,382	$12,334	$12,629
5/31/2019	$12,034	$11,742	$11,951
6/30/2019	$12,816	$12,438	$12,671
7/31/2019	$12,738	$12,281	$12,517
8/31/2019	$12,720	$11,962	$12,131
9/30/2019	$12,869	$12,305	$12,443
10/31/2019	$13,270	$12,747	$12,877
11/30/2019	$13,513	$12,891	$12,991
12/31/2019	$13,880	$13,310	$13,553
1/31/2020	$13,850	$13,032	$13,189
2/29/2020	$12,730	$11,854	$12,146
3/31/2020	$10,828	$10,272	$10,388
4/30/2020	$11,620	$10,935	$11,175
5/31/2020	$12,246	$11,412	$11,541
6/30/2020	$12,741	$11,800	$12,062
7/31/2020	$13,115	$12,075	$12,600
8/31/2020	$13,786	$12,696	$13,139
9/30/2020	$13,454	$12,366	$12,816
10/31/2020	$12,915	$11,872	$12,541
11/30/2020	$14,799	$13,713	$14,228
12/31/2020	$15,488	$14,350	$14,997
1/31/2021	$15,319	$14,197	$15,029
2/28/2021	$15,695	$14,516	$15,327
3/31/2021	$16,078	$14,850	$15,521
4/30/2021	$16,565	$15,296	$15,978
5/31/2021	$17,215	$15,795	$16,477
6/30/2021	$16,917	$15,617	$16,371
7/31/2021	$17,044	$15,735	$16,101
8/31/2021	$17,308	$16,013	$16,407
9/30/2021	$16,739	$15,548	$15,881
10/31/2021	$17,208	$15,930	$16,261
11/30/2021	$16,451	$15,189	$15,528
12/31/2021	$17,296	$15,967	$16,170
1/31/2022	$16,747	$15,195	$15,574
2/28/2022	$16,212	$14,926	$15,266
3/31/2022	$16,220	$15,022	$15,290
4/30/2022	$15,176	$14,050	$14,330
5/31/2022	$15,503	$14,156	$14,433
6/30/2022	$14,067	$12,842	$13,191
7/31/2022	$14,780	$13,482	$13,643
8/31/2022	$13,914	$12,842	$13,204
9/30/2022	$12,651	$11,641	$11,885
10/31/2022	$13,434	$12,267	$12,240
11/30/2022	$15,230	$13,648	$13,685
12/31/2022	$14,955	$13,659	$13,582
1/31/2023	$16,156	$14,765	$14,684
2/28/2023	$15,730	$14,457	$14,169
3/31/2023	$16,212	$14,815	$14,515
4/30/2023	$16,625	$15,234	$14,767
5/31/2023	$15,979	$14,589	$14,230
6/30/2023	$16,744	$15,253	$14,869
7/31/2023	$17,166	$15,746	$15,473
8/31/2023	$16,543	$15,143	$14,774
9/30/2023	$15,989	$14,626	$14,308
10/31/2023	$15,432	$14,033	$13,717
11/30/2023	$16,738	$15,335	$14,952
12/31/2023	$17,722	$16,150	$15,703
1/31/2024	$17,626	$16,243	$15,547
2/29/2024	$18,035	$16,541	$15,941
3/31/2024	$18,657	$17,085	$16,439
4/30/2024	$18,110	$16,647	$16,144
5/31/2024	$19,072	$17,292	$16,613
6/30/2024	$18,652	$17,013	$16,597
7/31/2024	$19,208	$17,512	$16,981
8/31/2024	$19,904	$18,081	$17,465
9/30/2024	$19,961	$18,248	$17,935
10/31/2024	$18,955	$17,256	$17,055
11/30/2024	$18,912	$17,158	$16,901
12/31/2024	$18,404	$16,768	$16,572
1/31/2025	$19,283	$17,649	$17,240
2/28/2025	$19,968	$17,991	$17,479
3/31/2025	$20,028	$17,919	$17,440
4/30/2025	$20,902	$18,739	$18,069
5/31/2025	$21,916	$19,597	$18,897
6/30/2025	$22,509	$20,029	$19,538
7/31/2025	$22,047	$19,747	$19,482
8/31/2025	$23,157	$20,589	$20,158
9/30/2025	$23,664	$20,983	$20,885
10/31/2025	$23,766	$21,230	$21,307
11/30/2025	$24,005	$21,362	$21,301
12/31/2025	$24,727	$22,003	$21,940
1/31/2026	$26,008	$23,151	$23,252
2/28/2026	$27,478	$24,222	$24,420
3/31/2026	$25,329	$21,730	$21,785
4/30/2026	$26,721	$23,349	$23,887

Disciplined International Developed Markets Portfolio

Annual Shareholder Report | April 30, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Disciplined International Developed Markets Portfolio	27.84	10.04	10.33
MSCI EAFE Index (Net)	24.60	8.83	8.85
MSCI ACWI ex USA Index (Net)	32.20	8.38	9.10

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

KEY PORTFOLIO STATISTICS

Table Summary
Total net assets	$290,468,796
# of portfolio holdings	263
Portfolio turnover rate	29%
Total advisory fees paid	$683,070

What did the Portfolio invest in?

COUNTRY ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Japan	24.0
United Kingdom	16.5
France	12.1
Switzerland	7.7
Netherlands	6.9
Germany	6.6
Australia	5.5
Spain	3.4
Italy	3.4
Denmark	3.1
Other	10.8

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
ASML Holding NV	2.5
Siemens Energy AG	1.8
Novartis AG	1.7
HSBC Holdings PLC	1.3
AstraZeneca PLC	1.2
Rolls-Royce Holdings PLC	1.2
Prosus NV	1.2
Roche Holding AG	1.1
Engie SA	1.1
BNP Paribas SA	1.1

SECTOR ALLOCATION (% OF LONG-TERM INVESTMENTS)

Table Summary
Financials	25.0
Industrials	20.5
Health care	11.3
Information technology	10.4
Consumer discretionary	7.3
Consumer staples	6.4
Materials	5.6
Utilities	4.8
Energy	4.2
Communication services	3.0
Real estate	1.5

For more information

You can find additional information on the Funds that invest in this Portfolio on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

Annual Shareholder Report

Real Return Portfolio

April 30, 2026

This annual shareholder report contains important information about Real Return Portfolio for the period from May 1, 2025 to April 30, 2026. You can find additional information about the Funds that invest in this Portfolio at allspringglobal.com.

What were the Portfolio consolidated costs for the past year?

The table explains the consolidated costs you would have paid within the reporting period based on a hypothetical $10,000 investment.

Table Summary
CLASS NAME	CONSOLIDATED COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A % OF A $10,000 INVESTMENT
Real Return Portfolio	$45	0.40%

How did the Portfolio perform last year and what affected its performance?

The Portfolio outperformed its benchmark for the period. The past year saw a wide set of narratives drive the economy and financial markets. From an initial focus on tariffs, markets swiftly moved onto opportunities within artificial intelligence (AI) followed by a U.S. government shutdown that lead to a dearth of data. Geopolitical risk remained. U.S. economic growth remained above trend, supported initially by AI-driven capital expenditures and resilient consumer spending. Inflation remained above target. Outside the U.S., investment opportunities were divergent. Globally, expectations for earnings growth remain concentrated in one theme: AI.

We spent the bulk of the period with lower-than-benchmark exposure to U.S. assets, preferring emerging markets and developed ex U.S. equities. Early in 2026, we moderated this positioning slightly. We also increased exposure to commodities during the period. Exposure to precious metals equities and commodities and tactical asset allocation were the primary drivers of outperformance. No major portfolio components detracted significantly from the benchmark.

Total return based on a $10,000 investment

Table Summary
	Real Return Portfolio	Real Return Blended Index	Bloomberg U.S. Aggregate Bond Index	Russell 3000® Index
4/30/2016	$10,000	$10,000	$10,000	$10,000
5/31/2016	$9,943	$9,929	$10,003	$10,179
6/30/2016	$10,202	$10,136	$10,182	$10,200
7/31/2016	$10,291	$10,224	$10,247	$10,605
8/31/2016	$10,196	$10,178	$10,235	$10,632
9/30/2016	$10,272	$10,233	$10,229	$10,648
10/31/2016	$10,164	$10,192	$10,151	$10,418
11/30/2016	$9,981	$9,997	$9,911	$10,884
12/31/2016	$10,032	$9,987	$9,925	$11,097
1/31/2017	$10,139	$10,071	$9,944	$11,305
2/28/2017	$10,183	$10,118	$10,011	$11,726
3/31/2017	$10,177	$10,113	$10,006	$11,734
4/30/2017	$10,196	$10,173	$10,083	$11,858
5/31/2017	$10,206	$10,168	$10,160	$11,980
6/30/2017	$10,116	$10,072	$10,150	$12,088
7/31/2017	$10,197	$10,117	$10,194	$12,316
8/31/2017	$10,275	$10,225	$10,285	$12,339
9/30/2017	$10,250	$10,159	$10,236	$12,640
10/31/2017	$10,296	$10,181	$10,242	$12,916
11/30/2017	$10,324	$10,194	$10,229	$13,308
12/31/2017	$10,479	$10,287	$10,276	$13,441
1/31/2018	$10,461	$10,199	$10,158	$14,150
2/28/2018	$10,240	$10,100	$10,061	$13,628
3/31/2018	$10,328	$10,206	$10,126	$13,355
4/30/2018	$10,352	$10,200	$10,051	$13,406
5/31/2018	$10,376	$10,244	$10,122	$13,784
6/30/2018	$10,433	$10,285	$10,110	$13,874
7/31/2018	$10,438	$10,235	$10,112	$14,335
8/31/2018	$10,430	$10,309	$10,177	$14,838
9/30/2018	$10,379	$10,201	$10,112	$14,863
10/31/2018	$10,174	$10,054	$10,032	$13,768
11/30/2018	$10,212	$10,102	$10,092	$14,044
12/31/2018	$10,094	$10,158	$10,277	$12,737
1/31/2019	$10,374	$10,294	$10,386	$13,830
2/28/2019	$10,397	$10,293	$10,380	$14,316
3/31/2019	$10,589	$10,482	$10,580	$14,526
4/30/2019	$10,651	$10,517	$10,582	$15,106
5/31/2019	$10,687	$10,691	$10,770	$14,128
6/30/2019	$10,844	$10,782	$10,906	$15,120
7/31/2019	$10,895	$10,821	$10,930	$15,345
8/31/2019	$11,095	$11,078	$11,213	$15,032
9/30/2019	$11,018	$10,927	$11,153	$15,296
10/31/2019	$11,024	$10,955	$11,187	$15,625
11/30/2019	$11,054	$10,972	$11,181	$16,219
12/31/2019	$11,140	$11,014	$11,173	$16,688
1/31/2020	$11,272	$11,245	$11,388	$16,669
2/29/2020	$11,185	$11,400	$11,593	$15,305
3/31/2020	$10,765	$11,200	$11,525	$13,200
4/30/2020	$11,179	$11,512	$11,730	$14,948
5/31/2020	$11,320	$11,546	$11,784	$15,748
6/30/2020	$11,430	$11,675	$11,859	$16,108
7/31/2020	$11,769	$11,943	$12,036	$17,022
8/31/2020	$11,877	$12,074	$11,939	$18,255
9/30/2020	$11,805	$12,029	$11,932	$17,591
10/31/2020	$11,712	$11,952	$11,879	$17,211
11/30/2020	$11,942	$12,086	$11,995	$19,305
12/31/2020	$12,095	$12,224	$12,012	$20,173
1/31/2021	$12,080	$12,265	$11,926	$20,084
2/28/2021	$11,953	$12,067	$11,753	$20,711
3/31/2021	$12,048	$12,044	$11,607	$21,454
4/30/2021	$12,262	$12,213	$11,698	$22,560
5/31/2021	$12,405	$12,361	$11,737	$22,663
6/30/2021	$12,459	$12,436	$11,819	$23,222
7/31/2021	$12,730	$12,767	$11,951	$23,614
8/31/2021	$12,748	$12,745	$11,929	$24,288
9/30/2021	$12,606	$12,653	$11,825	$23,198
10/31/2021	$12,817	$12,797	$11,822	$24,767
11/30/2021	$12,876	$12,911	$11,857	$24,390
12/31/2021	$13,083	$12,952	$11,827	$25,350
1/31/2022	$12,767	$12,690	$11,572	$23,859
2/28/2022	$12,833	$12,799	$11,443	$23,258
3/31/2022	$12,790	$12,561	$11,125	$24,012
4/30/2022	$12,529	$12,304	$10,703	$21,857
5/31/2022	$12,387	$12,182	$10,772	$21,828
6/30/2022	$11,894	$11,797	$10,603	$20,002
7/31/2022	$12,427	$12,310	$10,862	$21,878
8/31/2022	$12,111	$11,983	$10,555	$21,062
9/30/2022	$11,365	$11,190	$10,099	$19,109
10/31/2022	$11,635	$11,329	$9,968	$20,676
11/30/2022	$11,957	$11,536	$10,335	$21,755
12/31/2022	$11,798	$11,418	$10,288	$20,481
1/31/2023	$12,094	$11,627	$10,604	$21,892
2/28/2023	$11,898	$11,468	$10,330	$21,380
3/31/2023	$12,198	$11,799	$10,593	$21,952
4/30/2023	$12,255	$11,812	$10,657	$22,186
5/31/2023	$12,049	$11,671	$10,541	$22,272
6/30/2023	$12,108	$11,632	$10,503	$23,793
7/31/2023	$12,184	$11,646	$10,496	$24,646
8/31/2023	$12,072	$11,542	$10,429	$24,170
9/30/2023	$11,839	$11,329	$10,164	$23,019
10/31/2023	$11,730	$11,247	$10,003	$22,408
11/30/2023	$12,091	$11,583	$10,456	$24,498
12/31/2023	$12,473	$12,032	$10,857	$25,797
1/31/2024	$12,393	$12,098	$10,827	$26,083
2/29/2024	$12,483	$12,271	$10,674	$27,495
3/31/2024	$12,825	$12,492	$10,773	$28,382
4/30/2024	$12,327	$12,127	$10,500	$27,133
5/31/2024	$12,682	$12,480	$10,678	$28,415
6/30/2024	$12,970	$12,709	$10,780	$29,295
7/31/2024	$13,237	$12,936	$11,031	$29,839
8/31/2024	$13,504	$13,141	$11,190	$30,489
9/30/2024	$13,711	$13,366	$11,340	$31,120
10/31/2024	$13,450	$13,162	$11,058	$30,891
11/30/2024	$13,921	$13,558	$11,175	$32,946
12/31/2024	$13,548	$13,276	$10,992	$31,939
1/31/2025	$13,707	$13,523	$11,051	$32,947
2/28/2025	$13,888	$13,606	$11,294	$32,316
3/31/2025	$13,658	$13,323	$11,298	$30,431
4/30/2025	$13,808	$13,310	$11,343	$30,227
5/31/2025	$13,966	$13,599	$11,261	$32,143
6/30/2025	$14,182	$13,972	$11,435	$33,776
7/31/2025	$14,182	$14,093	$11,404	$34,520
8/31/2025	$14,476	$14,329	$11,541	$35,318
9/30/2025	$14,838	$14,589	$11,667	$36,537
10/31/2025	$15,040	$14,756	$11,740	$37,320
11/30/2025	$15,080	$14,802	$11,813	$37,423
12/31/2025	$15,081	$14,776	$11,795	$37,415
1/31/2026	$16,069	$14,878	$11,808	$37,996
2/28/2026	$16,885	$14,975	$12,001	$37,815
3/31/2026	$16,846	$14,541	$11,789	$35,935
4/30/2026	$17,051	$15,192	$11,803	$39,601

Real Return Portfolio

Annual Shareholder Report | April 30, 2026

AVERAGE ANNUAL TOTAL RETURNS (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Real Return Portfolio	23.49	6.82	5.48
Real Return Blended IndexFootnote Reference*	14.14	4.46	4.27
Bloomberg U.S. Aggregate Bond Index	4.06	0.18	1.67
Russell 3000® Index	31.01	11.91	14.75

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund.

Footnote	Description
Footnote*	Source: Allspring Funds Management, LLC. The Real Return Blended Index is composed 40% of the Russell 1000® Index, 35% of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index and 25% of the Bloomberg U.S. Aggregate Bond Index. Prior to December 1, 2023, the Real Return Blended Index was comprised of 100% Bloomberg U.S. TIPS Index. You cannot invest directly in an index.

KEY PORTFOLIO STATISTICS

Table Summary
Consolidated Total net assets	$441,450,293
Consolidated # of portfolio holdings	433
Consolidated Portfolio turnover rate	57%
Consolidated Total advisory fees paid	$1,197,805

What did the Portfolio invest in?

PORTFOLIO ALLOCATION (% OF TOTAL INVESTMENT)

Table Summary
Common stocks	48.3
U.S. Treasury securities	28.7
Investment companies	11.6
Corporate bonds and notes	9.8
Yankee corporate bonds and notes	1.5
Loans	0.1

TOP TEN HOLDINGS (% OF NET ASSETS)

Table Summary
iShares MSCI Brazil ETF	3.5
iShares MSCI South Korea ETF	3.3
TIPS, 2.13%, 1‑15‑2035	1.4
TIPS, 0.13%, 4‑15‑2027	1.2
TIPS, 0.13%, 1‑15‑2030	1.2
TIPS, 1.38%, 7‑15‑2033	1.1
TIPS, 0.50%, 1‑15‑2028	1.1
TIPS, 0.13%, 7‑15‑2030	1.0
TIPS, 1.63%, 10‑15‑2027	1.0
Alphabet, Inc. Class A	1.0

For more information

You can find additional information on the Funds that invest in this Portfolio on the Fund's website at allspringglobal.com, including its:

         - Prospectus  - Financial Information  - Fund holdings  - Proxy voting information

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Master Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Master Trust has determined that Jane A. Freeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Freeman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2026	Fiscal year ended April 30, 2025
Audit fees	$308,450	$366,100
Audit-related fees	—	—
Tax fees (1)	—	80,110
All other fees	—	—

	$308,450	$446,210

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Master Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements filed under Item 7(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are included as part of the Financial Statements filed under Item 7(a) of this Form.

Allspring Absolute Return Fund and Macro Strategies Portfolio
Long Form Financial Statements
Annual Report
April 30, 2026

Allspring Absolute Return Fund | 1

Portfolio of investments—April 30, 2026
Portfolio of investments

	Shares	Value
Investment companies: 98.97%
Affiliated master portfolios: 58.75%
Allspring Disciplined International Developed Markets Portfolio		$20,671,930
Allspring Disciplined Large Cap Portfolio		25,964,074
Allspring Macro Strategies Portfolio		220,421,724
		267,057,728
Alternative investment funds: 18.68%
Allspring Alternative Risk Premia Fund Class R6♠	9,498,539	84,916,939
Exchange-traded funds: 16.16%
Allspring Income Plus ETF♠	1,438,343	35,879,466
iShares MSCI Brazil ETF	445,000	17,666,500
iShares MSCI South Korea ETF	123,717	19,888,584
		73,434,550
Stock funds: 5.38%
Allspring Emerging Markets Equity Advantage Fund Class R6♠	1,406,930	24,438,382
Total investment companies (Cost $376,974,287)		449,847,599

		Yield
Short-term investments: 1.13%
Investment companies: 1.13%
Allspring Government Money Market Fund Select Class♠∞		3.60%	5,155,534	5,155,534
Total short-term investments (Cost $5,155,534)				5,155,534
Total investments in securities (Cost $382,129,821)	100.10%			455,003,133
Other assets and liabilities, net	(0.10)			(470,958)
Total net assets	100.00%			$454,532,175

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
The accompanying notes are an integral part of these financial statements.
2 | Allspring Absolute Return Fund

Portfolio of investments—April 30, 2026

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period
Investment companies
Allspring Alternative Risk Premia Fund Class R6	$70,943,938	$5,248,435	$0	$0	$8,724,566	$84,916,939
Allspring Emerging Markets Equity Advantage Fund Class R6	26,170,090	691,809	(12,000,000)	1,947,631	7,628,852	24,438,382
Allspring Income Plus ETF	65,032,750	0	(29,627,713)	312,478	161,951	35,879,466
Short-term investments
Allspring Government Money Market Fund Select Class	0	165,683,553	(160,528,019)	0	0	5,155,534
Affiliated securities no longer held at end of period
Allspring Short Term-High Income Fund Institutional Class	20,963,478	104,809	(21,283,832)	162,222	53,323	0
				$2,422,331	$16,568,692	$150,390,321

	Shares, end of period	Dividends from affiliated Underlying Funds	capital gain distributions from affiliated Underlying Funds
Investment companies
Allspring Alternative Risk Premia Fund Class R6	9,498,539	$5,248,434	$0
Allspring Emerging Markets Equity Advantage Fund Class R6	1,406,930	691,808	0
Allspring Income Plus ETF	1,438,343	2,328,580	153,456
Short-term investments
Allspring Government Money Market Fund Select Class	5,155,534	665,870	0
Affiliated securities no longer held at end of period
Allspring Short Term-High Income Fund Institutional Class	0	301,065	0
		$9,235,757	$153,456
Transactions with the affiliated Master Portfolios were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated Income Allocated from affiliated Master Portfolios	Value, end of period
Allspring Disciplined International Developed Markets Portfolio	11.01%	7.12%	$1,787,640	$3,430,739	$1,635	$680,297	$16,702	$20,671,930
Allspring Disciplined Large Cap Portfolio	13.64	7.42	1,970,582	6,294,603	3,478	358,610	17,776	25,964,074
Allspring Macro Strategies Portfolio	100.00	100.00	14,639,012	31,552,359	4,519,979	647,444	1,214,370	220,421,724
			$18,397,234	$41,277,701	$4,525,092	$1,686,351	$1,248,848	$267,057,728
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 3

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $212,940,312)	$267,057,728
Investments in unaffiliated Underlying Funds, at value (cost $34,896,064)	37,555,084
Investments in affiliated Underlying Funds, at value (cost $134,293,445)	150,390,321
Receivable for Fund shares sold	52,729
Receivable for dividends	14,597
Prepaid expenses and other assets	11,333
Total assets	455,081,792
Liabilities
Shareholder report expenses payable	167,963
Payable for Fund shares redeemed	148,379
Management fee payable	77,292
Administration fees payable	57,988
Shareholder servicing fees payable	43,735
Professional fees payable	43,569
Distribution fee payable	5,860
Accrued expenses and other liabilities	4,831
Total liabilities	549,617
Total net assets	$454,532,175
Net assets consist of
Paid-in capital	$721,341,223
Total distributable loss	(266,809,048)
Total net assets	$454,532,175
Computation of net asset value and offering price per share
Net assets–Class A	$203,869,772
Shares outstanding–Class A1	15,950,161
Net asset value per share–Class A	$12.78
Maximum offering price per share – Class A2	$13.56
Net assets–Class C	$9,382,620
Shares outstanding–Class C1	711,871
Net asset value per share–Class C	$13.18
Net assets–Class R6	$36,048,148
Shares outstanding–Class R6[1]	2,812,957
Net asset value per share–Class R6	$12.82
Net assets–Institutional Class	$205,231,635
Shares outstanding–Institutional Class[1]	15,987,974
Net asset value per share–Institutional Class	$12.84
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
4 | Allspring Absolute Return Fund

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Dividends from affiliated Underlying Funds	$9,235,757
Interest allocated from affiliated Master Portfolios	4,525,092
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $97,983)	1,686,351
Affiliated income allocated from affiliated Master Portfolios	1,248,848
Interest	669,685
Dividends from unaffiliated Underlying Funds	250,475
Expenses allocated from affiliated Master Portfolios	(1,003,118)
Total investment income	16,613,090
Expenses
Management fee	1,017,425
Administration fees
Class A	389,264
Class C	21,470
Class R6	9,701
Administrator Class	5,020 [1]
Institutional Class	273,810
Shareholder servicing fees
Class A	486,037
Class C	26,727
Administrator Class	9,240 [1]
Distribution fee
Class C	80,181
Custody and accounting fees	10,871
Professional fees	37,936
Registration fees	46,007
Shareholder report expenses	6,004
Trustees’ fees and expenses	9,707
Other fees and expenses	17,921
Total expenses	2,447,321
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,514)
Class A	(11,634)
Class R6	(1,887)
Institutional Class	(112,778)
Net expenses	2,318,508
Net investment income	14,294,582
1 For the period from May 1, 2025 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 5

Statement of operations—year ended April 30, 2026
Statement of operations
Realized and unrealized gains (losses) on investments
Net realized gains on
Investments allocated from affiliated Master Portfolios	$18,397,234
Affiliated Underlying Funds	2,422,331
Unaffiliated Underlying Funds	5,384,920
Capital gain distributions from affiliated Underlying Funds	153,456
Net realized gains on investments	26,357,941
Net change in unrealized gains (losses) on
Investments allocated from affiliated Master Portfolios	41,277,701
Affiliated Underlying Funds	16,568,692
Unaffiliated Underlying Funds	3,219,558
Net change in unrealized gains (losses) on investments	61,065,951
Net realized and unrealized gains (losses) on investments	87,423,892
Net increase in net assets resulting from operations	$101,718,474
The accompanying notes are an integral part of these financial statements.
6 | Allspring Absolute Return Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026		Year ended April 30, 2025
Operations
Net investment income		$14,294,582		$15,377,657
Net realized gains on investments		26,357,941		111,016
Net change in unrealized gains (losses) on investments		61,065,951		23,836,068
Net increase in net assets resulting from operations		101,718,474		39,324,741
Distributions to shareholders from
Net investment income and net realized gains
Class A		(3,716,617)		(20,999,410)
Class C		(112,205)		(1,332,697)
Class R6		(767,275)		(4,016,041)
Administrator Class		0 [1]		(1,176,501)
Institutional Class		(4,504,826)		(28,445,896)
Total distributions to shareholders		(9,100,923)		(55,970,545)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	629,594	7,128,090	607,634	6,626,048
Class C	20,171	220,999	25,036	274,395
Class R6	135,999	1,516,062	220,451	2,479,130
Administrator Class	16,463 [1]	174,137 [1]	71,157	801,421
Institutional Class	1,797,254	20,692,784	2,602,670	29,099,887
		29,732,072		39,280,881
Reinvestment of distributions
Class A	303,553	3,342,115	1,811,187	18,854,463
Class C	9,131	103,912	116,849	1,257,289
Class R6	1,114	12,269	4,082	42,574
Administrator Class	0 [1]	0 [1]	106,263	1,126,391
Institutional Class	365,889	4,039,418	2,494,581	26,043,425
		7,497,714		47,324,142
Payment for shares redeemed
Class A	(4,088,381)	(45,777,930)	(4,680,568)	(51,867,300)
Class C	(498,964)	(5,681,563)	(603,113)	(6,875,062)
Class R6	(561,063)	(5,991,861)	(861,904)	(9,704,636)
Administrator Class	(81,738)[1]	(870,812)[1]	(503,607)	(5,692,543)
Institutional Class	(9,868,688)	(109,156,298)	(14,972,479)	(166,928,815)
		(167,478,464)		(241,068,356)
1 For the period from May 1, 2025 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 7

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026		Year ended April 30, 2025
	Shares		Shares
Share conversions
Administrator Class	(929,230)[2]	$(10,227,567)[2]	0	$0
Institutional Class	942,129 [2]	10,227,567 [2]	0	0
		0		0
Net decrease in net assets resulting from capital share transactions		(130,248,678)		(154,463,333)
Total decrease in net assets		(37,631,127)		(171,109,137)
Net assets
Beginning of period		492,163,302		663,272,439
End of period		$454,532,175		$492,163,302
2 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
8 | Allspring Absolute Return Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Class A	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.38	$10.87	$10.32	$10.20	$11.07
Net investment income	0.33 [1]	0.27 [1]	0.56 [1]	0.24 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	2.29	0.37	0.29	0.11	(0.70)
Total from investment operations	2.62	0.64	0.85	0.35	(0.53)
Distributions to shareholders from
Net investment income	(0.22)	(1.13)	(0.30)	(0.23)	(0.34)
Net asset value, end of period	$12.78	$10.38	$10.87	$10.32	$10.20
Total return[2]	25.59%	5.89%	8.28%	3.55%	(4.89)%
Ratios to average net assets (annualized)
Gross expenses	0.70%*	0.71%*	0.70%*,^	0.71%^	0.70%^
Net expenses	0.70%*	0.70%*	0.70%*,^	0.70%^	0.70%^
Net investment income	2.98%	2.40%	5.25%	2.36%	1.62%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$203,870	$198,294	$232,308	$285,240	$325,369

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 9

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Class C	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.70	$11.17	$10.51	$10.22	$10.90
Net investment income	0.25 [1]	0.19 [1]	0.46 [1]	0.13 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	2.37	0.39	0.33	0.16	(0.67)
Total from investment operations	2.62	0.58	0.79	0.29	(0.61)
Distributions to shareholders from
Net investment income	(0.14)	(1.05)	(0.13)	0.00	(0.07)
Net asset value, end of period	$13.18	$10.70	$11.17	$10.51	$10.22
Total return[2]	24.64%	5.10%	7.47%	2.84%	(5.59)%
Ratios to average net assets (annualized)
Gross expenses	1.45%*	1.45%*	1.44%*,^	1.45%^	1.43%^
Net expenses	1.45%*	1.45%*	1.44%*,^	1.45%^	1.43%^
Net investment income	2.17%	1.63%	4.24%	1.34%	0.61%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$9,383	$12,639	$18,352	$30,295	$58,948

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
10 | Allspring Absolute Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Class R6	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.41	$10.90	$10.35	$10.23	$11.10
Net investment income	0.38 [1]	0.32 [1]	0.70 [1]	0.19 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	2.30	0.37	0.21	0.21	(0.70)
Total from investment operations	2.68	0.69	0.91	0.40	(0.49)
Distributions to shareholders from
Net investment income	(0.27)	(1.18)	(0.36)	(0.28)	(0.38)
Net asset value, end of period	$12.82	$10.41	$10.90	$10.35	$10.23
Total return[2]	26.15%	6.33%	8.79%	3.99%	(4.50)%
Ratios to average net assets (annualized)
Gross expenses	0.28%*	0.29%*	0.28%*,^	0.27%^	0.27%^
Net expenses	0.28%*	0.28%*	0.28%*,^	0.27%^	0.27%^
Net investment income	3.43%	2.84%	6.51%	1.89%	1.91%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$36,048	$33,684	$42,227	$4,057	$10,494

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
Allspring Absolute Return Fund | 11

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
Institutional Class	2026	2025	2024	2023	2022
Net asset value, beginning of period	$10.42	$10.91	$10.35	$10.23	$11.10
Net investment income	0.37 [1]	0.31 [1]	0.59 [1]	0.26 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	2.31	0.37	0.32	0.13	(0.71)
Total from investment operations	2.68	0.68	0.91	0.39	(0.50)
Distributions to shareholders from
Net investment income	(0.26)	(1.17)	(0.35)	(0.27)	(0.37)
Net asset value, end of period	$12.84	$10.42	$10.91	$10.35	$10.23
Total return[2]	26.09%	6.22%	8.77%	3.97%	(4.59)%
Ratios to average net assets (annualized)
Gross expenses	0.38%*	0.39%*	0.38%*,^	0.38%^	0.37%^
Net expenses	0.33%*	0.33%*	0.33%*,^	0.33%^	0.33%^
Net investment income	3.35%	2.76%	5.58%	2.56%	1.90%
Supplemental data
Portfolio turnover rate	38%	43%	47%	8%	6%
Net assets, end of period (000s omitted)	$205,232	$237,033	$355,795	$734,148	$922,867

*	Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended April 30, 2026	0.22%
Year ended April 30, 2025	0.24%
Year ended April 30, 2024	0.04%

^
Ratios do not include net expenses of GMO Benchmark-Free Allocation Fund, Class MF. Including net expenses allocated from GMO Benchmark-Free Allocation Fund,
Class MF, the ratios would be increased by the following amounts:

Year ended April 30, 2024	0.71%
Year ended April 30, 2023	0.69%
Year ended April 30, 2022	0.70%

[1]	Calculated based upon average shares outstanding
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
The accompanying notes are an integral part of these financial statements.
12 | Allspring Absolute Return Fund

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Absolute Return Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a fund-of-funds that invests in various affiliated and unaffiliated mutual funds and exchange-traded funds (collectively the “Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may also invest directly in securities. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Allspring Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Allspring Master Trust. The financial statements for all other affiliated Underlying Funds are also publicly available on the SEC website at sec.gov.
Effective at the close of business on September 12, 2025, Administrator Class shares became Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions and income recognition
Investments in the affiliated Master Portfolios are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Allspring Absolute Return Fund | 13

Notes to financial statements
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Cayman Subsidiary of a Master Portfolio that the Fund invests in, is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $412,698,632 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$42,304,501
Gross unrealized losses	(0)
Net unrealized gains	$42,304,501
As of April 30, 2026, the Fund had capital loss carryforwards which consist of $372,037,569 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
14 | Allspring Absolute Return Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Investment companies	$182,789,871	$0	$0	$182,789,871
Short-term investments
Investment companies	5,155,534	0	0	5,155,534
Investments measured at net asset value*				267,057,728
Total assets	$187,945,405	$0	$0	$455,003,133

*
Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of assets and liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $267,057,728. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

At April 30, 2026, the Fund did not have any transfers into/out of Level 3.
The investment objective of each affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective
Allspring Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation
Allspring Disciplined Large Cap Portfolio	Seeks long-term capital appreciation
Allspring Macro Strategies Portfolio	Seeks long-term capital appreciation
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, LLC (“Allspring Funds Management”), a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee, which is generally paid monthly, at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.225%
Next $4 billion	0.200
Next $5 billion	0.175
Next $10 billion	0.165
Over $20 billion	0.160
For the year ended April 30, 2026, the management fee was equivalent to an annual rate of 0.225% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring UK”), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Fund.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Absolute Return Fund | 15

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are excluded in the expense caps. Allspring Funds Management has contractually committed through August 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.70%
Class C	1.45
Class R6	0.28
Institutional Class	0.33
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2026, Allspring Funds Distributor received $2,611 from the sale of Class A shares and $88 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended April 30, 2026.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales on Underlying Funds and unaffiliated securities in which the Fund invests are actual purchases and sales of those investments. Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2026 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$33,298,083	$92,780,095	$30,919,357	$144,525,480
16 | Allspring Absolute Return Fund

Notes to financial statements
6.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Fund under the agreement.
7.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended April 30
	2026	2025
Ordinary income	$9,100,923	$55,970,545
As of April 30, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward	Total
$62,924,020	$42,304,501	$(372,037,569)	$(266,809,048)
8.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Absolute Return Fund | 17

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Absolute Return Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
18 | Allspring Absolute Return Fund

Consolidated portfolio of investments—April 30, 2026
Consolidated portfolio of investments

	Shares	Value
Common stocks: 10.45%
Real estate: 10.45%
Health care REITs: 1.21%
Welltower, Inc.	12,311	$2,675,673
Industrial REITs: 1.93%
First Industrial Realty Trust, Inc.	11,687	724,711
Prologis, Inc.	16,543	2,349,437
Rexford Industrial Realty, Inc.	10,657	382,480
Terreno Realty Corp.	12,362	806,002
		4,262,630
Residential REITs: 2.01%
American Homes 4 Rent Class A	21,170	674,053
Camden Property Trust	5,793	608,381
Equity LifeStyle Properties, Inc.	11,024	697,709
Independence Realty Trust, Inc.	25,795	420,717
Invitation Homes, Inc.	22,447	645,800
Mid-America Apartment Communities, Inc.	5,669	732,321
Sun Communities, Inc.	5,030	643,035
		4,422,016
Retail REITs: 0.75%
Federal Realty Investment Trust	3,465	384,268
Simon Property Group, Inc.	6,165	1,255,872
		1,640,140
Specialized REITs: 4.55%
American Tower Corp.	9,808	1,792,020
Crown Castle, Inc.	4,863	431,737
CubeSmart	10,774	436,132
Equinix, Inc.	2,459	2,662,679
Extra Space Storage, Inc.	6,340	908,712
Four Corners Property Trust, Inc.	13,088	334,660
Gaming & Leisure Properties, Inc.	7,953	385,402
Iron Mountain, Inc.	9,963	1,255,238
SBA Communications Corp. Class A	4,772	1,055,567
VICI Properties, Inc. Class A	26,281	767,405
		10,029,552
Total common stocks (Cost $20,253,598)		23,030,011

	Interest rate	Maturity date	Principal
U.S. Treasury securities: 37.39%
TIPS	0.13%	4-15-2027	$127,293	126,887
TIPS	0.13	1-15-2030	1,885,861	1,816,242
TIPS	0.13	1-15-2031	4,719,327	4,471,872
TIPS	0.13	7-15-2031	4,333,758	4,081,510
TIPS	0.13	1-15-2032	7,690,887	7,143,764
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 19

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
TIPS	0.13%	2-15-2052	$5,563,433	$2,895,680
TIPS	0.25	7-15-2029	2,401,381	2,348,861
TIPS	0.38	7-15-2027	1,202,121	1,203,633
TIPS	0.50	1-15-2028	7,099,856	7,064,040
TIPS	0.63	7-15-2032	123,699	117,724
TIPS	0.63	2-15-2043	3,972,058	2,936,775
TIPS	0.75	7-15-2028	117,148	117,198
TIPS	0.75	2-15-2045	145,689	104,885
TIPS	0.88	2-15-2047	216,566	153,925
TIPS	1.13	1-15-2033	1,716,617	1,667,304
TIPS	1.25	4-15-2028	108,930	109,620
TIPS	1.38	2-15-2044	5,874,129	4,875,004
TIPS	1.50	2-15-2053	1,681,730	1,286,883
TIPS	1.63	10-15-2027	121,328	123,351
TIPS	1.63	10-15-2029	103,839	106,009
TIPS	1.75	1-15-2028	124,770	126,768
TIPS	1.75	1-15-2034	1,482,787	1,487,967
TIPS	1.88	7-15-2034	806,984	816,752
TIPS	2.13	1-15-2035	7,878,785	8,071,332
TIPS	2.38	10-15-2028	6,667,063	6,918,375
TIPS	3.63	4-15-2028	7,070,420	7,441,907
TIPS	3.88	4-15-2029	1,411,132	1,526,053
U.S. Treasury Inflation-Indexed Bonds	2.38	2-15-2056	171,387	159,100
U.S. Treasury Inflation-Indexed Notes	1.88	7-15-2035	8,201,453	8,229,503
U.S. Treasury Inflation-Indexed Notes	1.88	1-15-2036	563,102	560,992
U.S. Treasury Inflation-Indexed Notes	2.13	4-15-2029	4,209,515	4,338,402
Total U.S. Treasury securities (Cost $82,359,328)				82,428,318

		Yield	Shares
Short-term investments: 27.33%
Investment companies: 27.33%
Allspring Government Money Market Fund Select Class♠∞*		3.60	60,236,376	60,236,376
Total short-term investments (Cost $60,236,376)				60,236,376
Total investments in securities (Cost $162,849,302)	75.17%			165,694,705
Other assets and liabilities, net	24.83			54,727,019
Total net assets	100.00%			$220,421,724

♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Macro Strategies Special Investments (Cayman) Ltd., the consolidated entity.

Abbreviations:
REIT	Real estate investment trust
TIPS	Treasury Inflation-Protected Securities
The accompanying notes are an integral part of these consolidated financial statements.
20 | Allspring Macro Strategies Portfolio

Consolidated portfolio of investments—April 30, 2026

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$55,705,784	$336,665,282	$(332,134,690)	$0	$0	$60,236,376	60,236,376	$2,102,789
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	717	AUD	1,000	Morgan Stanley, Inc.	6-17-2026	$0	$(3)
AUD	7,797,000	USD	5,586,293	Morgan Stanley, Inc.	6-17-2026	22,635	0
AUD	3,974,000	USD	2,759,200	Morgan Stanley, Inc.	6-17-2026	99,577	0
USD	380	BRL	2,000	Morgan Stanley, Inc.	6-17-2026	0	(19)
BRL	47,686,000	USD	9,063,023	Morgan Stanley, Inc.	6-17-2026	464,036	0
BRL	4,104,000	USD	781,134	Morgan Stanley, Inc.	6-17-2026	38,793	0
USD	739	CAD	1,000	Morgan Stanley, Inc.	6-17-2026	2	0
USD	1,201,312	CAD	1,625,000	Morgan Stanley, Inc.	6-17-2026	2,650	0
USD	21,838,083	CAD	30,235,000	Morgan Stanley, Inc.	6-17-2026	0	(464,399)
CAD	8,016,000	USD	5,866,502	Morgan Stanley, Inc.	6-17-2026	46,403	0
USD	3,105,610	CHF	2,394,000	Morgan Stanley, Inc.	6-17-2026	27,440	0
USD	12,795,748	CHF	10,062,000	Morgan Stanley, Inc.	6-17-2026	0	(141,826)
CHF	3,320,000	USD	4,266,924	Morgan Stanley, Inc.	6-17-2026	1,883	0
CLP	3,190,106,000	USD	3,569,669	Morgan Stanley, Inc.	6-17-2026	0	(24,185)
USD	408	CLP	365,000	Morgan Stanley, Inc.	6-17-2026	3	0
CLP	3,142,608,000	USD	3,430,645	Morgan Stanley, Inc.	6-17-2026	62,049	0
CZK	71,599,000	USD	3,410,506	Morgan Stanley, Inc.	6-17-2026	37,426	0
USD	857	CZK	18,000	Morgan Stanley, Inc.	6-17-2026	0	(9)
USD	13,427,644	CZK	283,739,000	Morgan Stanley, Inc.	6-17-2026	0	(236,131)
CZK	30,638,000	USD	1,485,524	Morgan Stanley, Inc.	6-17-2026	0	(10,116)
USD	908,937	EUR	781,000	Morgan Stanley, Inc.	6-17-2026	0	(9,500)
USD	13,834,104	EUR	11,885,000	Morgan Stanley, Inc.	6-17-2026	0	(142,364)
EUR	2,710,000	USD	3,203,410	Morgan Stanley, Inc.	6-17-2026	0	(16,516)
GBP	1,836,000	USD	2,464,773	Morgan Stanley, Inc.	6-17-2026	33,371	0
USD	18,229,554	GBP	13,714,000	Morgan Stanley, Inc.	6-17-2026	0	(430,331)
GBP	2,722,000	USD	3,686,606	Morgan Stanley, Inc.	6-17-2026	17,070	0
USD	391	HUF	131,000	Morgan Stanley, Inc.	6-17-2026	0	(30)
HUF	1,813,415,000	USD	5,414,671	Morgan Stanley, Inc.	6-17-2026	414,751	0
HUF	989,768,000	USD	2,994,336	Morgan Stanley, Inc.	6-17-2026	187,382	0
USD	386	IDR	6,526,000	Morgan Stanley, Inc.	6-17-2026	9	0
USD	802,343	IDR	13,583,747,000	Morgan Stanley, Inc.	6-17-2026	19,177	0
USD	22,164,730	IDR	376,649,697,000	Morgan Stanley, Inc.	6-17-2026	449,132	0
IDR	98,282,716,000	USD	5,727,498	Morgan Stanley, Inc.	6-17-2026	0	(61,044)
USD	14,327,161	INR	1,332,426,000	Morgan Stanley, Inc.	6-17-2026	341,178	0
USD	366	INR	34,000	Morgan Stanley, Inc.	6-17-2026	9	0
USD	11,630,284	INR	1,106,575,000	Morgan Stanley, Inc.	6-17-2026	14,975	0
INR	453,785,000	USD	4,843,628	Morgan Stanley, Inc.	6-17-2026	0	(80,415)
USD	3,299,115	JPY	519,115,000	Morgan Stanley, Inc.	6-17-2026	0	(28,204)
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 21

Consolidated portfolio of investments—April 30, 2026

Forward foreign currency contracts (continued)
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
USD	381	JPY	60,000	Morgan Stanley, Inc.	6-17-2026	$0	$(3)
USD	8,630,808	JPY	1,360,690,000	Morgan Stanley, Inc.	6-17-2026	0	(90,669)
JPY	463,919,000	USD	2,932,197	Morgan Stanley, Inc.	6-17-2026	41,338	0
USD	382	KRW	561,000	Morgan Stanley, Inc.	6-17-2026	3	0
USD	14,105,605	KRW	20,713,361,000	Morgan Stanley, Inc.	6-17-2026	124,244	0
KRW	18,662,343,000	USD	12,416,753	Morgan Stanley, Inc.	6-17-2026	180,186	0
MXN	155,971,000	USD	8,789,083	Morgan Stanley, Inc.	6-17-2026	107,529	0
USD	394	MXN	7,000	Morgan Stanley, Inc.	6-17-2026	0	(5)
MXN	27,163,000	USD	1,513,056	Morgan Stanley, Inc.	6-17-2026	36,326	0
USD	415	NOK	4,000	Morgan Stanley, Inc.	6-17-2026	0	(16)
USD	524,980	NOK	5,056,000	Morgan Stanley, Inc.	6-17-2026	0	(20,483)
NOK	42,152,000	USD	4,364,824	Morgan Stanley, Inc.	6-17-2026	182,715	0
NOK	9,833,000	USD	1,050,650	Morgan Stanley, Inc.	6-17-2026	10,177	0
USD	595	NZD	1,000	Morgan Stanley, Inc.	6-17-2026	4	0
NZD	8,368,000	USD	4,980,717	Morgan Stanley, Inc.	6-17-2026	0	(30,111)
USD	14,162,124	NZD	24,528,000	Morgan Stanley, Inc.	6-17-2026	0	(348,928)
NZD	2,595,000	USD	1,533,593	Morgan Stanley, Inc.	6-17-2026	1,639	0
USD	273	PLN	1,000	Morgan Stanley, Inc.	6-17-2026	0	(3)
PLN	10,372,000	USD	2,830,868	Morgan Stanley, Inc.	6-17-2026	30,305	0
USD	7,177,834	PLN	26,499,000	Morgan Stanley, Inc.	6-17-2026	0	(132,059)
SEK	18,220,000	USD	1,992,448	Morgan Stanley, Inc.	6-17-2026	0	(14,584)
USD	437	SEK	4,000	Morgan Stanley, Inc.	6-17-2026	3	0
USD	8,571,008	SEK	80,182,000	Morgan Stanley, Inc.	6-17-2026	0	(133,117)
USD	425	ZAR	7,000	Morgan Stanley, Inc.	6-17-2026	6	0
ZAR	158,005,000	USD	9,588,318	Morgan Stanley, Inc.	6-17-2026	0	(133,495)
ZAR	26,046,000	USD	1,544,505	Morgan Stanley, Inc.	6-17-2026	14,055	0
						$3,008,481	$(2,548,565)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
LME Copper Futures**	39	5-18-2026	$12,094,280	$12,614,296	$520,016	$0
LME Lead Futures**	7	5-18-2026	328,781	341,639	12,858	0
LME Nickel Futures**	15	5-18-2026	1,531,040	1,738,714	207,674	0
LME Primary Aluminum Futures**	63	5-18-2026	5,176,216	5,566,396	390,180	0
LME Zinc Futures**	44	5-18-2026	3,352,582	3,703,788	351,206	0
Light Sweet Crude Oil Futures**	20	5-19-2026	1,778,120	2,101,400	323,280	0
Volatility Index	712	5-19-2026	17,308,122	13,867,909	0	(3,440,213)
Henry Hub Natural Gas Futures**	19	5-27-2026	534,894	525,730	0	(9,164)
Bitcoin Futures**	1	5-29-2026	389,699	383,700	0	(5,999)
Brent Crude Oil Futures**	118	5-29-2026	10,734,993	13,027,200	2,292,207	0
10-Year Euro BUND	131	6-8-2026	19,364,502	19,273,863	0	(90,639)
2-Year Euro SCHATZ	439	6-8-2026	54,597,070	54,485,806	0	(111,264)
Gas Oil Futures**	8	6-11-2026	846,338	986,200	139,862	0
TOPIX Index	21	6-11-2026	5,119,121	5,022,133	0	(96,988)
Yen-Denominated Nikkei 225 Futures	97	6-11-2026	18,387,324	18,535,052	147,728	0
Lean Hogs Futures**	168	6-12-2026	6,931,995	6,872,880	0	(59,115)
3-Year Australian Bond	615	6-15-2026	45,904,211	45,770,109	0	(134,102)
LME Copper Futures**	4	6-15-2026	1,327,224	1,296,621	0	(30,603)
LME Lead Futures**	4	6-15-2026	194,474	195,394	920	0
The accompanying notes are an integral part of these consolidated financial statements.
22 | Allspring Macro Strategies Portfolio

Consolidated portfolio of investments—April 30, 2026

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long (continued)
LME Nickel Futures**	4	6-15-2026	$437,904	$465,269	$27,365	$0
LME Primary Aluminum Futures**	8	6-15-2026	733,686	701,584	0	(32,102)
LME Zinc Futures**	5	6-15-2026	430,780	421,760	0	(9,020)
10-Year U.S. Treasury Notes	22	6-18-2026	2,437,601	2,433,063	0	(4,538)
E-Mini NASDAQ 100 Index	23	6-18-2026	12,181,422	12,694,160	512,738	0
E-Mini Russell 2000 Index	8	6-18-2026	1,002,806	1,123,120	120,314	0
S&P/TSX 60 Index	45	6-18-2026	12,657,429	13,146,685	489,256	0
10-Year Canadian Bond	311	6-19-2026	27,506,735	27,275,319	0	(231,416)
FTSE 100 Index	112	6-19-2026	15,746,915	15,817,246	70,331	0
MSCI Emerging Markets Index	51	6-19-2026	4,047,859	4,167,210	119,351	0
Live Cattle Futures**	107	6-30-2026	10,138,941	10,871,200	732,259	0
NY Harbor ULSD Futures**	32	6-30-2026	4,457,234	5,225,741	768,507	0
Reformulated Gasoline Blendstock for Oxygen Blending Futures**	34	6-30-2026	4,155,472	4,922,744	767,272	0
Number 2 Cotton Futures**	125	7-9-2026	4,893,474	5,137,500	244,026	0
Corn Futures**	173	7-14-2026	4,016,222	4,106,588	90,366	0
Soybean Futures**	132	7-14-2026	7,811,076	7,890,300	79,224	0
Soybean Oil Futures**	29	7-14-2026	1,179,994	1,296,996	117,002	0
Cocoa Futures**	181	7-16-2026	6,106,176	6,459,890	353,714	0
C Coffee Futures**	28	7-21-2026	3,018,388	2,998,275	0	(20,113)
Silver Futures**	22	7-29-2026	8,899,553	8,143,080	0	(756,473)
Brent Crude Oil Futures**	225	10-30-2026	18,677,937	19,766,250	1,088,313	0
Short
CAC 40 Index	(61)	5-15-2026	(5,821,293)	(5,767,144)	54,149	0
LME Copper Futures**	(8)	5-18-2026	(2,415,683)	(2,587,548)	0	(171,865)
LME Lead Futures**	(53)	5-18-2026	(2,504,062)	(2,586,692)	0	(82,630)
LME Nickel Futures**	(10)	5-18-2026	(1,012,680)	(1,159,142)	0	(146,462)
LME Primary Aluminum Futures**	(25)	5-18-2026	(2,231,263)	(2,208,888)	22,375	0
LME Zinc Futures**	(3)	5-18-2026	(228,356)	(252,531)	0	(24,175)
10-Year Australian Bond	(13)	6-15-2026	(1,007,000)	(1,002,040)	4,960	0
10-Year Japanese Bond	(97)	6-15-2026	(81,604,903)	(80,088,276)	1,516,627	0
E-Mini S&P 500 Index	(38)	6-18-2026	(12,612,395)	(13,763,125)	0	(1,150,730)
S&P ASX Share Price Index 200	(73)	6-18-2026	(11,441,074)	(11,388,964)	52,110	0
Ultra U.S. Treasury Bond	(156)	6-18-2026	(18,795,193)	(17,944,875)	850,318	0
DAX Index	(5)	6-19-2026	(3,436,466)	(3,577,724)	0	(141,258)
Euro STOXX 50 Index	(299)	6-19-2026	(20,281,711)	(20,493,801)	0	(212,090)
Gold 100 Troy Ounces Futures**	(13)	6-26-2026	(5,885,480)	(6,018,480)	0	(133,000)
Long Gilt Futures	(270)	6-26-2026	(31,824,420)	(31,813,376)	11,044	0
Number 11 World Sugar Futures**	(248)	6-30-2026	(3,737,690)	(4,058,074)	0	(320,384)
Hard Red Winter Wheat Futures**	(17)	7-14-2026	(552,030)	(589,475)	0	(37,445)
Soybean Meal Futures**	(44)	7-14-2026	(1,425,884)	(1,403,160)	22,724	0
Wheat Futures**	(4)	7-14-2026	(119,906)	(127,350)	0	(7,444)
					$12,500,276	$(7,459,232)

**	Represents an investment held in Macro Strategies Special Investments (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 23

Consolidated statement of assets and liabilities—April 30, 2026
Consolidated financial statements
Consolidated statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $102,612,926)	$105,458,329
Investments in affiliated securities, at value (cost $60,236,376)	60,236,376
Cash	362
Cash at broker segregated for futures contracts	52,897,678
Unrealized gains on forward foreign currency contracts	3,008,481
Receivable for daily variation margin on open futures contracts	2,555,658
Receivable for interest	399,928
Prepaid expenses and other assets	1,074,515
Total assets	225,631,327
Liabilities
Unrealized losses on forward foreign currency contracts	2,548,565
Payable for daily variation margin on open futures contracts	1,720,384
Cash collateral due to broker for forward foreign currency contracts	820,000
Advisory fee payable	66,024
Due to custodian bank, foreign currency, at value	42,474
Accrued expenses and other liabilities	12,156
Total liabilities	5,209,603
Total net assets	$220,421,724
The accompanying notes are an integral part of these consolidated financial statements.
24 | Allspring Macro Strategies Portfolio

Consolidated Statement of operations— year ended April 30, 2026
Consolidated statement of operations
Investment income
Interest	$4,976,150
Income from affiliated securities	2,102,789
Dividends	647,444
Total investment income	7,726,383
Expenses
Advisory fee	720,242
Custody and accounting fees	47,665
Professional fees	43,296
Registration fees	31
Interest holder report expenses	5,036
Trustees’ fees and expenses	9,043
Other fees and expenses	5,750
Total expenses	831,063
Net investment income	6,895,320
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(217,981)
Foreign currency and foreign currency translations	(110,029)
Forward foreign currency contracts	4,923,511
Futures contracts	34,495,113
Net realized gains on investments	39,090,614
Net change in unrealized gains (losses) on
Unaffiliated securities	1,543,431
Foreign currency and foreign currency translations	(21,266)
Forward foreign currency contracts	1,803,287
Futures contracts	2,114,767
Net change in unrealized gains (losses) on investments	5,440,219
Net realized and unrealized gains (losses) on investments	44,530,833
Net increase in net assets resulting from operations	$51,426,153
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 25

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
	Year ended April 30, 2026	Year ended April 30, 2025
Operations
Net investment income	$6,895,320	$11,495,396
Net realized gains (losses) on investments	39,090,614	(8,540,283)
Net change in unrealized gains (losses) on investments	5,440,219	11,398,535
Net increase in net assets resulting from operations	51,426,153	14,353,648
Capital transactions
Transactions in investors’ beneficial interests
Contributions	33,000,000	139,587,688
Withdrawals	(84,540,473)	(243,217,884)
Net decrease in net assets resulting from capital transactions	(51,540,473)	(103,630,196)
Total decrease in net assets	(114,320)	(89,276,548)
Net assets
Beginning of period	220,536,044	309,812,592
End of period	$220,421,724	$220,536,044
The accompanying notes are an integral part of these consolidated financial statements.
26 | Allspring Macro Strategies Portfolio

Consolidated financial highlights
Consolidated financial highlights

Year ended April 30
	2026	2025	2024[1]
Total return[2]	29.13%	4.52%	(2.53)%
Ratios to average net assets (annualized)
Expenses	0.40%	0.41%	0.47%
Net investment income	3.35%	4.14%	4.76%
Supplemental data
Portfolio turnover rate	32%	25%	1%

[1]	For the period from March 11, 2024 (commencement of operations) to April 30, 2024
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Macro Strategies Portfolio | 27

Notes to consolidated financial statements
Notes to consolidated financial statements
1.ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Macro Strategies Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.INVESTMENT IN SUBSIDIARY
The Portfolio invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Macro Strategies Special Investments (Cayman) Ltd (the “Subsidiary”), a wholly owned subsidiary incorporated on November 21, 2023 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of April 30, 2026, the Subsidiary had $54,238,164 of investments in affiliates and cash at broker segregated for futures contacts representing 96.98% of its net assets. As of April 30, 2026, the Portfolio held $55,928,408 in the Subsidiary, representing 34.00% of the Portfolio net assets prior to consolidation.
The consolidated financial statements of the Portfolio include the financial results of the Subsidiary. The Consolidated portfolio of investments includes positions of the Portfolio and the Subsidiary and the consolidated financial statements include the accounts of the Portfolio and the Subsidiary. Accordingly, all interfund balances and transactions between the Portfolio and the Subsidiary have been eliminated in consolidation.
3.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded
28 | Allspring Macro Strategies Portfolio

Notes to consolidated financial statements
and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodity prices, foreign exchange rates and digital assets values and is subject to interest rate risk, equity price risk, commodity price risk, foreign currency risk and digital assets risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated statement of assets and liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated statement of operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Allspring Macro Strategies Portfolio | 29

Notes to consolidated financial statements
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a disregarded entity for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been earned by the interest holder.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $168,143,289 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$4,692,831
Gross unrealized losses	(1,640,455)
Net unrealized gains	$3,052,376
4.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Real estate	$23,030,011	$0	$0	$23,030,011
U.S. Treasury securities	82,428,318	0	0	82,428,318
Short-term investments
Investment companies	60,236,376	0	0	60,236,376
	165,694,705	0	0	165,694,705
Forward foreign currency contracts	0	3,008,481	0	3,008,481
Futures contracts	12,500,276	0	0	12,500,276
Total assets	$178,194,981	$3,008,481	$0	$181,203,462
Liabilities
Forward foreign currency contracts	$0	$2,548,565	$0	$2,548,565
Futures contracts	7,459,232	0	0	7,459,232
Total liabilities	$7,459,232	$2,548,565	$0	$10,007,797
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Consolidated statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated portfolio of investments.
At April 30, 2026, the Portfolio did not have any transfers into/out of Level 3.
30 | Allspring Macro Strategies Portfolio

Notes to consolidated financial statements
5.TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.350%
Next $4 billion	0.325
Over $5 billion	0.300
For the year ended April 30, 2026, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring UK”), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Portfolio.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the year ended April 30, 2026.
6.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2026 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$33,298,083	$2,616,956	$30,919,357	$933,317
7.DERIVATIVE TRANSACTIONS
During the year ended April 30, 2026, the Portfolio entered into futures contracts to speculate on equities, fixed income, currencies and commodities directly. The Portfolio also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Portfolio’s derivative activity during the year ended April 30, 2026 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$224,349,434
Average contract amounts to sell	218,597,311
Futures contracts
Average notional balance on long futures	$556,183,273
Average notional balance on short futures	229,614,558
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
Allspring Macro Strategies Portfolio | 31

Notes to consolidated financial statements
The fair value of derivative instruments as of April 30, 2026 by primary risk type was as follows for the Portfolio:
	Interest rate risk	Commodity risk	Equity risk	Digital Asset risk	Foreign Currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$3,008,481	$3,008,481
Futures contracts	2,382,949 *	8,551,350 *	1,565,977 *	0 *	0	12,500,276
	$2,382,949	$8,551,350	$1,565,977	$0	$3,008,481	$15,508,757
Liability derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$2,548,565	$2,548,565
Futures contracts	571,959 *	1,839,995 *	5,041,279 *	5,999 *	0	7,459,232
	$571,959	$1,839,995	$5,041,279	$5,999	$2,548,565	$10,007,797

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated  portfolio of investments. For futures contracts, only the current day’s variation margin as of April 30, 2026 is reported separately on the Consolidated  statement of assets and liabilities.

The effect of derivative instruments on the Consolidated statement of operations for the year ended April 30, 2026 was as follows:
	Interest rate risk	Commodity risk	Equity risk	Digital Asset risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$4,923,511	$4,923,511
Futures contracts	(8,925,312)	34,498,800	10,165,283	14,481	(1,258,139)	34,495,113
	$(8,925,312)	$34,498,800	$10,165,283	$14,481	$3,665,372	$39,418,624
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$1,803,287	$1,803,287
Futures contracts	(430,219)	4,423,040	(1,255,366)	(5,999)	(616,689)	2,114,767
	$(430,219)	$4,423,040	$(1,255,366)	$(5,999)	$1,186,598	$3,918,054
For certain types of derivative transactions, the Portfolio has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Consolidated  portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated statement of assets and liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received[1]	Net amount of assets
Morgan Stanley, Inc.	$3,008,481	$(2,548,565)	$(459,916)	$0

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Morgan Stanley, Inc.	$2,548,565	$(2,548,565)	$0	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
32 | Allspring Macro Strategies Portfolio

Notes to consolidated financial statements
8.BANK BORROWINGS
The Portfolio, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to portfolio interest holder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Portfolio under the agreement.
9.INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10.OPERATING SEGMENTS
The Portfolio operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Portfolio acts as the Portfolio’s CODM. The CODM monitors the operating results of the Portfolio as a whole and the Portfolio’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Portfolio’s prospectus which is executed by the Portfolio’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Portfolio’s single segment. This information is consistent with that presented within the Portfolio’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Consolidated statement of operations.
Allspring Macro Strategies Portfolio | 33

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Macro Strategies Portfolio (the Portfolio), a series of Allspring Master Trust, including the consolidated portfolio of investments, as of April 30, 2026, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the two-year period then ended and the period from March 11, 2024 (commencement of operations) to April 30, 2024. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the two-year period then ended and the period from March 11, 2024 to April 30, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
34 | Allspring Macro Strategies Portfolio

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $2,059,158 of income dividends paid during the fiscal year ended April 30, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended April 30, 2026, $4,814,232 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended April 30, 2026, 29% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Absolute Return Fund | 35

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Not applicable

36 | Allspring Absolute Return Fund

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR3355 04-26

Allspring Disciplined Large Cap Portfolio
Long Form Financial Statements
Annual Report
April 30, 2026

Allspring Disciplined Large Cap Portfolio | 1

Portfolio of investments—April 30, 2026
Portfolio of investments

	Shares	Value
Common stocks: 98.74%
Communication services: 10.59%
Diversified telecommunication services: 0.65%
AT&T, Inc.	50,849	$1,328,684
Comcast Corp. Class A	8,800	237,952
Verizon Communications, Inc.	14,923	716,752
		2,283,388
Entertainment: 1.15%
Netflix, Inc.†	29,350	2,747,453
Roblox Corp. Class A†	4,791	264,751
Spotify Technology SA†	2,218	990,448
		4,002,652
Interactive media & services: 8.79%
Alphabet, Inc. Class A	28,315	10,895,612
Alphabet, Inc. Class C	30,211	11,538,789
Meta Platforms, Inc. Class A	12,761	7,808,584
Pinterest, Inc. Class A†	10,386	204,189
Reddit, Inc. Class A†	2,032	299,171
		30,746,345
Consumer discretionary: 9.23%
Automobile components: 0.37%
Aptiv PLC†	9,746	587,294
BorgWarner, Inc.	12,460	709,846
		1,297,140
Automobiles: 1.79%
General Motors Co.	10,440	802,731
Tesla, Inc.†	14,282	5,450,440
		6,253,171
Broadline retail: 3.83%
Amazon.com, Inc.†	50,545	13,397,458
Diversified consumer services: 0.07%
Grand Canyon Education, Inc.†	1,441	243,630
Hotels, restaurants & leisure: 1.05%
Booking Holdings, Inc.	6,600	1,111,176
Expedia Group, Inc.	3,782	939,335
McDonald’s Corp.	4,055	1,190,507
Viking Holdings Ltd.†	5,380	440,676
		3,681,694
Household durables: 0.43%
PulteGroup, Inc.	9,562	1,170,006
SharkNinja, Inc.†	2,820	325,795
		1,495,801
The accompanying notes are an integral part of these financial statements.
2 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Specialty retail: 1.17%
Gap, Inc.	23,623	$580,890
Home Depot, Inc.	3,718	1,222,478
TJX Cos., Inc.	9,852	1,544,301
Ulta Beauty, Inc.†	1,391	747,635
		4,095,304
Textiles, apparel & luxury goods: 0.52%
Crocs, Inc.†	4,625	471,657
Deckers Outdoor Corp.†	10,465	1,069,523
lululemon athletica, Inc.†	1,897	261,217
		1,802,397
Consumer staples: 5.09%
Beverages: 0.29%
Celsius Holdings, Inc.†	7,519	252,413
Coca-Cola Co.	2,675	210,683
Monster Beverage Corp.†	3,025	233,137
PepsiCo, Inc.	2,063	326,965
		1,023,198
Consumer staples distribution & retail: 2.68%
Costco Wholesale Corp.	3,368	3,416,937
Dollar General Corp.	2,206	255,631
Maplebear, Inc.†	9,319	394,660
Target Corp.	14,155	1,836,611
Walmart, Inc.	26,212	3,458,149
		9,361,988
Food products: 0.69%
Ingredion, Inc.	3,494	390,420
Pilgrim’s Pride Corp.	7,835	259,339
Smithfield Foods, Inc.	33,241	873,573
Tyson Foods, Inc. Class A	14,118	904,540
		2,427,872
Household products: 0.32%
Procter & Gamble Co.	7,501	1,103,322
Tobacco: 1.11%
Altria Group, Inc.	29,794	2,164,534
Philip Morris International, Inc.	10,342	1,707,154
		3,871,688
Energy: 3.45%
Oil, gas & consumable fuels: 3.45%
Cheniere Energy, Inc.	5,537	1,522,398
Chevron Corp.	9,181	1,774,779
Devon Energy Corp.	3,628	186,371
EOG Resources, Inc.	5,632	791,690
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 3

Portfolio of investments—April 30, 2026

	Shares	Value
Oil, gas & consumable fuels(continued)
Exxon Mobil Corp.	22,698	$3,502,982
HF Sinclair Corp.	7,171	481,963
Phillips 66	10,331	1,850,799
Valero Energy Corp.	7,731	1,952,696
		12,063,678
Financials: 12.28%
Banks: 3.68%
Bank of America Corp.	36,110	1,930,441
Bank OZK	9,445	454,871
Citigroup, Inc.	21,569	2,760,401
JPMorgan Chase & Co.	12,911	4,044,113
PNC Financial Services Group, Inc.	6,262	1,396,426
Popular, Inc.	7,644	1,149,122
Wells Fargo & Co.	13,845	1,138,474
		12,873,848
Capital markets: 3.61%
Ameriprise Financial, Inc.	668	317,160
Bank of New York Mellon Corp.	16,392	2,202,593
BlackRock, Inc.	628	669,197
Charles Schwab Corp.	20,702	1,897,131
CME Group, Inc.	4,802	1,382,112
Goldman Sachs Group, Inc.	3,073	2,838,745
Interactive Brokers Group, Inc. Class A	15,209	1,209,115
Jefferies Financial Group, Inc.	6,126	295,396
KKR & Co., Inc.	3,533	368,633
Northern Trust Corp.	2,328	387,240
Virtu Financial, Inc. Class A	21,164	1,051,004
		12,618,326
Consumer finance: 0.75%
American Express Co.	2,720	878,696
Capital One Financial Corp.	4,535	867,545
Synchrony Financial	11,579	882,320
		2,628,561
Financial services: 2.68%
Berkshire Hathaway, Inc. Class B†	9,345	4,425,792
Mastercard, Inc. Class A	5,279	2,654,915
MGIC Investment Corp.	5,512	145,958
Visa, Inc. Class A	6,462	2,131,426
		9,358,091
Insurance: 1.56%
Allstate Corp.	2,661	578,129
Assurant, Inc.	5,926	1,400,136
Axis Capital Holdings Ltd.	4,846	486,587
Fidelity National Financial, Inc.	5,685	297,325
The accompanying notes are an integral part of these financial statements.
4 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Insurance(continued)
Hartford Insurance Group, Inc.	5,640	$771,608
MetLife, Inc.	4,678	374,708
Progressive Corp.	7,646	1,538,987
		5,447,480
Health care: 8.93%
Biotechnology: 2.58%
AbbVie, Inc.	12,148	2,567,116
Amgen, Inc.	885	306,431
Exelixis, Inc.†	18,717	832,158
Gilead Sciences, Inc.	12,619	1,651,070
Halozyme Therapeutics, Inc.†	5,842	371,902
Incyte Corp.†	6,575	626,400
Regeneron Pharmaceuticals, Inc.	1,852	1,309,475
Roivant Sciences Ltd.†	16,819	479,846
United Therapeutics Corp.†	1,571	897,591
		9,041,989
Health care equipment & supplies: 1.16%
Abbott Laboratories	18,247	1,656,645
Align Technology, Inc.†	1,855	326,499
Boston Scientific Corp.†	4,245	244,554
Globus Medical, Inc. Class A†	4,653	419,607
Inspire Medical Systems, Inc.†	2,000	112,280
Intuitive Surgical, Inc.†	2,855	1,306,477
		4,066,062
Health care providers & services: 1.82%
Cencora, Inc.	3,225	993,332
CVS Health Corp.	12,751	1,062,031
McKesson Corp.	2,023	1,649,150
Tenet Healthcare Corp.†	4,478	793,143
UnitedHealth Group, Inc.	3,567	1,321,502
Universal Health Services, Inc. Class B	3,285	552,767
		6,371,925
Health care technology: 0.29%
Doximity, Inc. Class A†	8,164	199,528
Veeva Systems, Inc. Class A†	5,134	800,750
		1,000,278
Life sciences tools & services: 0.28%
Medpace Holdings, Inc.†	1,259	527,093
Thermo Fisher Scientific, Inc.	964	461,717
		988,810
Pharmaceuticals: 2.80%
Bristol-Myers Squibb Co.	27,224	1,649,502
Eli Lilly & Co.	4,123	3,853,356
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 5

Portfolio of investments—April 30, 2026

	Shares	Value
Pharmaceuticals(continued)
Johnson & Johnson	9,519	$2,187,942
Merck & Co., Inc.	16,575	1,809,659
Pfizer, Inc.	10,350	276,345
		9,776,804
Industrials: 9.33%
Aerospace & defense: 2.28%
General Dynamics Corp.	5,585	1,922,915
General Electric Co.	6,549	1,898,752
Howmet Aerospace, Inc.	4,846	1,177,772
Huntington Ingalls Industries, Inc.	1,499	546,071
Lockheed Martin Corp.	2,662	1,378,836
Northrop Grumman Corp.	967	560,357
RTX Corp.	2,717	478,382
		7,963,085
Building products: 0.35%
Johnson Controls International PLC	5,825	850,625
Trane Technologies PLC	736	362,509
		1,213,134
Commercial services & supplies: 0.29%
Veralto Corp.	11,446	1,009,537
Construction & engineering: 1.48%
AECOM	5,146	432,779
EMCOR Group, Inc.	2,299	2,049,949
MasTec, Inc.†	2,923	1,151,808
Quanta Services, Inc.	597	434,479
Valmont Industries, Inc.	2,166	1,100,415
		5,169,430
Electrical equipment: 1.56%
Acuity, Inc.	1,721	498,694
Emerson Electric Co.	1,960	275,262
GE Vernova, Inc.	1,827	1,979,482
Regal Rexnord Corp.	3,102	667,023
Sensata Technologies Holding PLC	13,874	577,713
Vertiv Holdings Co. Class A	4,491	1,475,249
		5,473,423
Ground transportation: 0.55%
Uber Technologies, Inc.†	13,354	996,342
Union Pacific Corp.	3,388	912,998
		1,909,340
Industrial conglomerates: 0.30%
Honeywell International, Inc.	4,979	1,067,149
The accompanying notes are an integral part of these financial statements.
6 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Machinery: 1.54%
AGCO Corp.	10,552	$1,277,003
Allison Transmission Holdings, Inc.	8,279	1,112,284
Caterpillar, Inc.	1,161	1,033,418
Mueller Industries, Inc.	7,142	967,241
Oshkosh Corp.	3,044	475,777
Parker-Hannifin Corp.	587	533,829
		5,399,552
Passenger airlines: 0.11%
United Airlines Holdings, Inc.†	4,199	377,910
Professional services: 0.87%
CACI International, Inc. Class A†	1,484	770,997
Leidos Holdings, Inc.	7,610	1,135,564
Science Applications International Corp.	6,760	654,165
SS&C Technologies Holdings, Inc.	7,128	493,971
		3,054,697
Information technology: 32.60%
Communications equipment: 1.28%
Arista Networks, Inc.†	10,990	1,898,083
Ciena Corp.†	330	174,101
Cisco Systems, Inc.	22,467	2,055,731
Lumentum Holdings, Inc.†	390	351,905
		4,479,820
Electronic equipment, instruments & components: 0.87%
Amphenol Corp. Class A	5,504	810,574
Ingram Micro Holding Corp.	13,857	426,380
TD SYNNEX Corp.	7,965	1,817,454
		3,054,408
IT services: 1.03%
International Business Machines Corp.	4,494	1,038,024
MongoDB, Inc. Class A†	1,971	494,386
Okta, Inc.†	10,083	742,613
VeriSign, Inc.	4,901	1,316,703
		3,591,726
Semiconductors & semiconductor equipment: 15.98%
Advanced Micro Devices, Inc.†	8,244	2,922,416
Applied Materials, Inc.	2,959	1,167,296
Astera Labs, Inc.†	2,288	445,565
Broadcom, Inc.	27,681	11,554,880
Cirrus Logic, Inc.†	3,713	605,516
Credo Technology Group Holding Ltd.†	2,938	511,241
Intel Corp.†	14,173	1,339,065
KLA Corp.	1,644	2,877,575
Lam Research Corp.	11,692	3,014,899
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 7

Portfolio of investments—April 30, 2026

	Shares	Value
Semiconductors & semiconductor equipment(continued)
Marvell Technology, Inc.	10,745	$1,774,537
Micron Technology, Inc.	6,538	3,381,192
Monolithic Power Systems, Inc.	105	169,513
NVIDIA Corp.	122,779	24,503,005
Onto Innovation, Inc.†	1,117	329,582
QUALCOMM, Inc.	4,324	776,504
Texas Instruments, Inc.	1,862	523,371
		55,896,157
Software: 7.13%
Adobe, Inc.†	2,818	693,510
AppLovin Corp. Class A†	2,678	1,195,325
Dropbox, Inc. Class A†	10,712	260,194
Fortinet, Inc.†	11,708	987,101
Microsoft Corp.	38,756	15,803,922
Nutanix, Inc. Class A†	9,031	369,278
Oracle Corp.	7,211	1,163,783
Palantir Technologies, Inc. Class A†	10,542	1,466,498
Pegasystems, Inc.	14,835	542,219
Salesforce, Inc.	5,287	933,314
ServiceNow, Inc.†	7,876	695,530
Zoom Communications, Inc. Class A†	8,300	806,345
		24,917,019
Technology hardware, storage & peripherals: 6.31%
Apple, Inc.	75,094	20,376,757
Sandisk Corp.†	521	571,281
Western Digital Corp.	2,571	1,117,151
		22,065,189
Materials: 2.87%
Chemicals: 1.36%
Albemarle Corp.	2,383	468,736
Celanese Corp. Class A	6,349	430,208
CF Industries Holdings, Inc.	8,341	1,035,952
Corteva, Inc.	4,364	353,528
Element Solutions, Inc.	15,763	671,346
Linde PLC	3,603	1,805,608
		4,765,378
Containers & packaging: 0.35%
Crown Holdings, Inc.	12,345	1,213,637
Metals & mining: 1.16%
Alcoa Corp.	6,852	437,089
AngloGold Ashanti PLC	3,029	283,908
Coeur Mining, Inc.†	29,637	532,577
Freeport-McMoRan, Inc.	21,766	1,257,639
The accompanying notes are an integral part of these financial statements.
8 | Allspring Disciplined Large Cap Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Metals & mining(continued)
Newmont Corp.	11,295	$1,254,762
Southern Copper Corp.	1,671	286,894
		4,052,869
Real estate: 2.08%
Health care REITs: 0.22%
Omega Healthcare Investors, Inc.	16,709	784,822
Hotel & resort REITs: 0.33%
Host Hotels & Resorts, Inc.	54,576	1,153,191
Industrial REITs: 0.30%
Prologis, Inc.	7,504	1,065,718
Retail REITs: 0.52%
Simon Property Group, Inc.	8,887	1,810,371
Specialized REITs: 0.71%
Gaming & Leisure Properties, Inc.	21,157	1,025,268
Millrose Properties, Inc.	10,840	332,463
VICI Properties, Inc. Class A	38,196	1,115,323
		2,473,054
Utilities: 2.29%
Electric utilities: 1.54%
American Electric Power Co., Inc.	12,989	1,780,922
Duke Energy Corp.	13,109	1,698,271
NextEra Energy, Inc.	12,953	1,267,839
NRG Energy, Inc.	4,108	639,123
		5,386,155
Gas utilities: 0.39%
National Fuel Gas Co.	16,155	1,363,159
Independent power and renewable electricity producers: 0.36%
Clearway Energy, Inc. Class C	8,608	347,419
Vistra Corp.	5,733	904,896
		1,252,315
Total common stocks (Cost $165,429,037)		345,285,145
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 9

Portfolio of investments—April 30, 2026

		Yield	Shares	Value
Short-term investments: 1.03%
Investment companies: 1.03%
Allspring Government Money Market Fund Select Class♠∞		3.60%	3,623,410	$3,623,410
Total short-term investments (Cost $3,623,410)				3,623,410
Total investments in securities (Cost $169,052,447)	99.77%			348,908,555
Other assets and liabilities, net	0.23			790,604
Total net assets	100.00%			$349,699,159

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,658,211	$21,504,210	$(24,539,011)	$0	$0	$3,623,410	3,623,410	$184,429
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	9	6-18-2026	$3,008,578	$3,259,688	$251,110	$0
The accompanying notes are an integral part of these financial statements.
10 | Allspring Disciplined Large Cap Portfolio

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $165,429,037)	$345,285,145
Investments in affiliated securities, at value (cost $3,623,410)	3,623,410
Cash at broker segregated for futures contracts	693,956
Receivable for dividends	141,917
Receivable for daily variation margin on open futures contracts	34,044
Prepaid expenses and other assets	3,825
Total assets	349,782,297
Liabilities
Advisory fee payable	69,166
Professional fees payable	8,494
Custody and accounting fees payable	4,740
Accrued expenses and other liabilities	738
Total liabilities	83,138
Total net assets	$349,699,159
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 11

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $13,431)	$3,796,907
Income from affiliated securities	184,429
Interest	34,311
Total investment income	4,015,647
Expenses
Advisory fee	815,790
Custody and accounting fees	13,830
Professional fees	51,595
Registration fees	357
Interest holder report expenses	11,657
Trustees’ fees and expenses	8,456
Other fees and expenses	13,196
Total expenses	914,881
Net investment income	3,100,766
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	20,120,748
Futures contracts	1,208,588
Net realized gains on investments	21,329,336
Net change in unrealized gains (losses) on
Unaffiliated securities	59,555,266
Futures contracts	218,830
Net change in unrealized gains (losses) on investments	59,774,096
Net realized and unrealized gains (losses) on investments	81,103,432
Net increase in net assets resulting from operations	$84,204,198
The accompanying notes are an integral part of these financial statements.
12 | Allspring Disciplined Large Cap Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026	Year ended April 30, 2025
Operations
Net investment income	$3,100,766	$3,737,116
Net realized gains on investments	21,329,336	24,703,214
Net change in unrealized gains (losses) on investments	59,774,096	20,810,314
Net increase in net assets resulting from operations	84,204,198	49,250,644
Capital share transactions
Transactions in investors’ beneficial interests
Contributions	19,810,687	47,133,205
Withdrawals	(43,296,154)	(152,088,770)
Net decrease in net assets resulting from capital share transactions	(23,485,467)	(104,955,565)
Total increase (decrease) in net assets	60,718,731	(55,704,921)
Net assets
Beginning of period	288,980,428	344,685,349
End of period	$349,699,159	$288,980,428
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined Large Cap Portfolio | 13

Financial highlights
Financial highlights

	Year ended April 30			Year ended May 31
	2026	2025	2024[1]	2023	2022	2021
Total return[2]	30.12%	14.23%	25.45%	1.90%	0.87%	41.79%
Ratios to average net assets (annualized)
Expenses	0.28%	0.28%	0.29%	0.32%	0.30%	0.29%
Net investment income	0.95%	1.12%	1.19%	1.47%	1.12%	1.36%
Supplemental Data
Portfolio turnover rate	30%	26%	52%	38%	48%	53%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Disciplined Large Cap Portfolio

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined Large Cap Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Allspring Disciplined Large Cap Portfolio | 15

Notes to financial statements
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $171,565,821 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$185,505,763
Gross unrealized losses	(7,911,919)
Net unrealized gains	$177,593,844
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$37,032,385	$0	$0	$37,032,385
Consumer discretionary	32,266,595	0	0	32,266,595
Consumer staples	17,788,068	0	0	17,788,068
Energy	12,063,678	0	0	12,063,678
Financials	42,926,306	0	0	42,926,306
Health care	31,245,868	0	0	31,245,868
Industrials	32,637,257	0	0	32,637,257
Information technology	114,004,319	0	0	114,004,319
Materials	10,031,884	0	0	10,031,884
Real estate	7,287,156	0	0	7,287,156
Utilities	8,001,629	0	0	8,001,629
Short-term investments
Investment companies	3,623,410	0	0	3,623,410
	348,908,555	0	0	348,908,555
Futures contracts	251,110	0	0	251,110
Total assets	$349,159,665	$0	$0	$349,159,665
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
16 | Allspring Disciplined Large Cap Portfolio

Notes to financial statements
At April 30, 2026, the Portfolio did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
For the year ended April 30, 2026, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the year ended April 30, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2026 were $95,416,427 and $110,450,005, respectively.
6.DERIVATIVE TRANSACTIONS
During the year ended April 30, 2026, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $4,816,101 in long futures contracts during the year ended April 30, 2026.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.BANK BORROWINGS
The Portfolio, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to portfolio interest holder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Portfolio under the agreement.
8.CONCENTRATION  RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that
Allspring Disciplined Large Cap Portfolio | 17

Notes to financial statements
contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10.OPERATING SEGMENTS
The Portfolio operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Portfolio acts as the Portfolio’s CODM. The CODM monitors the operating results of the Portfolio as a whole and the Portfolio’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Portfolio’s prospectus which is executed by the Portfolio’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Portfolio’s single segment. This information is consistent with that presented within the Portfolio’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
18 | Allspring Disciplined Large Cap Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined Large Cap Portfolio (the Portfolio), a series of Allspring Master Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, transfer agent and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
Allspring Disciplined Large Cap Portfolio | 19

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

20 | Allspring Disciplined Large Cap Portfolio

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to portfolio interest holders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Not applicable

Allspring Disciplined Large Cap Portfolio | 21

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.

Allspring Disciplined International Developed Markets Portfolio
Long Form Financial Statements
Annual Report
April 30, 2026

Allspring Disciplined International Developed Markets Portfolio | 1

Portfolio of investments—April 30, 2026
Portfolio of investments

	Shares	Value
Common stocks: 96.55%
Australia: 5.31%
ANZ Group Holdings Ltd. (Financials, Banks)	58,601	$1,556,531
Aristocrat Leisure Ltd. (Consumer discretionary, Hotels, restaurants & leisure)	12,373	425,699
BHP Group Ltd. (Materials, Metals & mining)	57,347	2,269,757
BlueScope Steel Ltd. (Materials, Metals & mining)	81,526	1,772,292
Commonwealth Bank of Australia (Financials, Banks)	5,961	750,828
Computershare Ltd. (Industrials, Professional services)	11,721	257,501
Dexus (Real estate, Office REITs)	70,236	316,845
Fortescue Ltd. (Materials, Metals & mining)	32,574	469,491
GPT Group (Real estate, Diversified REITs)	85,627	295,314
Insurance Australia Group Ltd. (Financials, Insurance)	83,199	452,444
Lottery Corp. Ltd. (Consumer discretionary, Hotels, restaurants & leisure)	80,213	321,101
Medibank Pvt Ltd. (Financials, Insurance)	160,945	547,266
Northern Star Resources Ltd. (Materials, Metals & mining)	52,587	806,066
Qantas Airways Ltd. (Industrials, Passenger airlines)	66,388	405,922
QBE Insurance Group Ltd. (Financials, Insurance)	137,443	2,226,283
Suncorp Group Ltd. (Financials, Insurance)	62,845	782,067
Wesfarmers Ltd. (Consumer discretionary, Broadline retail)	10,015	532,020
Westpac Banking Corp. (Financials, Banks)	44,180	1,236,009
		15,423,436
Austria: 0.69%
Erste Group Bank AG (Financials, Banks)	8,194	905,404
Raiffeisen Bank International AG (Financials, Banks)	14,729	803,403
Verbund AG (Utilities, Electric utilities)	3,793	286,194
		1,995,001
Denmark: 2.98%
AP Moller - Maersk AS Class B (Industrials, Marine transportation)	870	2,061,197
Carlsberg AS Class B (Consumer staples, Beverages)	2,969	402,043
Coloplast AS Class B (Health care, Health care equipment & supplies)	12,010	741,902
Danske Bank AS (Financials, Banks)	24,524	1,260,742
Genmab AS (Health care, Biotechnology)†	4,787	1,267,485
Novo Nordisk AS Class B (Health care, Pharmaceuticals)	27,601	1,174,034
Pandora AS (Consumer discretionary, Textiles, apparel & luxury goods)	5,971	454,387
Vestas Wind Systems AS (Industrials, Electrical equipment)	41,628	1,280,036
		8,641,826
Finland: 0.95%
Fortum Oyj (Utilities, Electric utilities)	30,439	766,852
Nokia Oyj (Information technology, Communications equipment)	64,371	817,934
Wartsila Oyj Abp (Industrials, Machinery)	27,954	1,173,989
		2,758,775
France: 11.66%
Air Liquide SA (Materials, Chemicals)	4,692	1,009,438
AXA SA (Financials, Insurance)	13,545	652,941
BNP Paribas SA (Financials, Banks)	29,641	3,112,941
Bouygues SA (Industrials, Construction & engineering)	9,480	560,645
The accompanying notes are an integral part of these financial statements.
2 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
France(continued)
Capgemini SE (Information technology, IT services)	1,933	$235,084
Carrefour SA (Consumer staples, Consumer staples distribution & retail)	18,511	368,246
Cie de Saint-Gobain SA (Industrials, Building products)	7,051	646,011
Credit Agricole SA (Financials, Banks)	65,717	1,283,592
Dassault Aviation SA (Industrials, Aerospace & defense)	3,768	1,317,661
Edenred SE (Financials, Financial services)	6,049	151,491
Eiffage SA (Industrials, Construction & engineering)	18,059	2,911,622
Engie SA (Utilities, Multi-utilities)	98,203	3,237,020
EssilorLuxottica SA (Health care, Health care equipment & supplies)	2,256	477,526
Getlink SE (Industrials, Transportation infrastructure)	61,529	1,377,111
Ipsen SA (Health care, Pharmaceuticals)	12,914	2,536,331
L’Oreal SA (Consumer staples, Personal care products)	1,478	636,558
Louis Hachette Group (Communication services, Media)	38,799	75,424
Publicis Groupe SA (Communication services, Media)	17,927	1,675,050
Safran SA (Industrials, Aerospace & defense)	6,112	1,962,640
Sanofi SA (Health care, Pharmaceuticals)	13,673	1,279,471
Schneider Electric SE (Industrials, Electrical equipment)	7,100	2,259,282
Societe Generale SA (Financials, Banks)	11,235	904,418
TotalEnergies SE (Energy, Oil, gas & consumable fuels)	27,609	2,566,906
Vinci SA (Industrials, Construction & engineering)	17,340	2,622,194
		33,859,603
Germany: 6.30%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	4,849	839,156
Allianz SE (Financials, Insurance)	6,787	3,099,843
Bayer AG (Health care, Pharmaceuticals)	11,900	533,569
Deutsche Bank AG (Financials, Capital markets)	38,628	1,200,134
Deutsche Post AG (Industrials, Air freight & logistics)	7,844	464,476
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	56,542	1,826,343
E.ON SE (Utilities, Multi-utilities)	16,385	363,259
Fresenius Medical Care AG (Health care, Health care providers & services)	4,946	223,799
Henkel AG & Co. KGaA (Consumer staples, Household products)	6,402	441,199
HOCHTIEF AG (Industrials, Construction & engineering)	3,448	1,854,434
Mercedes-Benz Group AG (Consumer discretionary, Automobiles)	7,199	419,630
RWE AG (Utilities, Independent power and renewable electricity producers)	8,216	598,228
SAP SE (Information technology, Software)	13,647	2,291,237
Siemens AG (Industrials, Industrial conglomerates)	9,718	2,887,811
Siemens Healthineers AG (Health care, Health care equipment & supplies)144A	6,015	246,640
Talanx AG (Financials, Insurance)	7,832	1,020,825
		18,310,583
Hong Kong: 2.62%
BOC Hong Kong Holdings Ltd. (Financials, Banks)	302,500	1,740,037
CK Infrastructure Holdings Ltd. (Utilities, Electric utilities)	44,500	374,627
Futu Holdings Ltd. ADR (Financials, Capital markets)	8,388	1,296,030
Hong Kong Exchanges & Clearing Ltd. (Financials, Capital markets)	15,300	814,919
Jardine Matheson Holdings Ltd. (Industrials, Industrial conglomerates)	10,100	688,540
Power Assets Holdings Ltd. (Utilities, Electric utilities)	57,000	471,052
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 3

Portfolio of investments—April 30, 2026

	Shares	Value
Hong Kong(continued)
Techtronic Industries Co. Ltd. (Industrials, Machinery)	16,000	$231,995
WH Group Ltd. (Consumer staples, Food products)144A	1,646,500	2,001,236
		7,618,436
Ireland: 0.11%
DCC PLC (Energy, Oil, gas & consumable fuels)	4,045	304,884
Israel: 1.35%
Global-e Online Ltd. (Consumer discretionary, Broadline retail)†	33,165	1,040,386
Israel Discount Bank Ltd. Class A (Financials, Banks)	42,871	476,933
Mizrahi Tefahot Bank Ltd. (Financials, Banks)	11,625	914,112
Teva Pharmaceutical Industries Ltd. ADR (Health care, Pharmaceuticals)†	34,074	1,194,975
Wix.com Ltd. (Information technology, IT services)†	3,875	289,424
		3,915,830
Italy: 3.27%
Banca Mediolanum SpA (Financials, Financial services)	37,206	815,495
Enel SpA (Utilities, Electric utilities)	224,888	2,625,721
Generali (Financials, Insurance)	21,005	941,275
Intesa Sanpaolo SpA (Financials, Banks)	228,504	1,552,509
Leonardo SpA (Industrials, Aerospace & defense)	6,479	404,586
Poste Italiane SpA (Financials, Financial services)144A	14,337	380,560
Prysmian SpA (Industrials, Electrical equipment)	4,806	731,036
Snam SpA (Utilities, Gas utilities)	64,184	506,118
UniCredit SpA (Financials, Banks)	20,005	1,546,034
		9,503,334
Japan: 23.15%
Advantest Corp. (Information technology, Semiconductors & semiconductor equipment)	8,300	1,549,764
Aisin Corp. (Consumer discretionary, Automobile components)	70,900	1,124,291
Asahi Kasei Corp. (Materials, Chemicals)	29,900	294,211
Astellas Pharma, Inc. (Health care, Pharmaceuticals)	167,100	2,368,098
Bandai Namco Holdings, Inc. (Consumer discretionary, Leisure products)	22,100	507,312
Bridgestone Corp. (Consumer discretionary, Automobile components)	71,000	1,475,454
Brother Industries Ltd. (Information technology, Technology hardware, storage & peripherals)	16,700	317,137
Canon, Inc. (Information technology, Technology hardware, storage & peripherals)	17,000	437,351
Central Japan Railway Co. (Industrials, Ground transportation)	24,800	594,964
Dai Nippon Printing Co. Ltd. (Industrials, Commercial services & supplies)	19,700	373,140
Daifuku Co. Ltd. (Industrials, Machinery)	9,100	397,867
Daiichi Life Group, Inc. (Financials, Insurance)	101,200	926,555
Daito Trust Construction Co. Ltd. (Real estate, Real estate management & development)	114,400	2,573,202
Daiwa House Industry Co. Ltd. (Real estate, Real estate management & development)	17,800	543,095
Daiwa Securities Group, Inc. (Financials, Capital markets)	54,900	516,766
Disco Corp. (Information technology, Semiconductors & semiconductor equipment)	1,200	570,939
ENEOS Holdings, Inc. (Energy, Oil, gas & consumable fuels)	169,100	1,420,184
Fujikura Ltd. (Industrials, Electrical equipment)	21,600	833,392
The accompanying notes are an integral part of these financial statements.
4 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Japan(continued)
Hitachi Ltd. (Industrials, Industrial conglomerates)	29,500	$938,051
Hoya Corp. (Health care, Health care equipment & supplies)	7,300	1,363,229
Hulic Co. Ltd. (Real estate, Real estate management & development)	33,500	377,829
Inpex Corp. (Energy, Oil, gas & consumable fuels)	76,100	1,983,941
Isuzu Motors Ltd. (Consumer discretionary, Automobiles)	23,100	318,284
ITOCHU Corp. (Industrials, Trading companies & distributors)	81,500	1,010,038
Kansai Electric Power Co., Inc. (Utilities, Electric utilities)	21,500	344,433
Kawasaki Heavy Industries Ltd. (Industrials, Machinery)	27,500	565,356
Kioxia Holdings Corp. (Information technology, Semiconductors & semiconductor equipment)†	1,400	338,742
Komatsu Ltd. (Industrials, Machinery)	11,800	505,252
Konami Group Corp. (Communication services, Entertainment)	3,000	360,220
Lasertec Corp. (Information technology, Semiconductors & semiconductor equipment)	10,800	2,984,886
LY Corp. (Communication services, Interactive media & services)	85,300	224,358
Makita Corp. (Industrials, Machinery)	18,000	668,393
Marubeni Corp. (Industrials, Trading companies & distributors)	20,100	782,314
MatsukiyoCocokara & Co. (Consumer staples, Consumer staples distribution & retail)	82,500	1,204,657
Mitsubishi Corp. (Industrials, Trading companies & distributors)	38,300	1,226,619
Mitsubishi Electric Corp. (Industrials, Electrical equipment)	19,400	778,541
Mitsubishi UFJ Financial Group, Inc. (Financials, Banks)	79,500	1,428,045
Mitsui & Co. Ltd. (Industrials, Trading companies & distributors)	34,400	1,291,579
MS&AD Insurance Group Holdings, Inc. (Financials, Insurance)	29,600	761,136
Murata Manufacturing Co. Ltd. (Information technology, Electronic equipment, instruments & components)	41,200	1,366,366
NEC Corp. (Information technology, IT services)	22,000	585,200
Nexon Co. Ltd. (Communication services, Entertainment)	35,100	592,575
Nitto Denko Corp. (Materials, Chemicals)	118,900	2,261,509
Nomura Holdings, Inc. (Financials, Capital markets)	34,200	273,936
Olympus Corp. (Health care, Health care equipment & supplies)	18,200	179,006
Oracle Corp. Japan (Information technology, Software)	9,800	541,095
ORIX Corp. (Financials, Financial services)	18,700	629,376
Otsuka Holdings Co. Ltd. (Health care, Pharmaceuticals)	29,600	2,157,312
Recruit Holdings Co. Ltd. (Industrials, Professional services)	15,600	722,669
Renesas Electronics Corp. (Information technology, Semiconductors & semiconductor equipment)	42,200	853,396
SBI Holdings, Inc. (Financials, Capital markets)	26,300	530,682
SCREEN Holdings Co. Ltd. (Information technology, Semiconductors & semiconductor equipment)	15,200	1,007,776
Sekisui Chemical Co. Ltd. (Industrials, Industrial conglomerates)	14,000	214,534
Sekisui House Ltd. (Consumer discretionary, Household durables)	13,400	291,771
Seven & i Holdings Co. Ltd. (Consumer staples, Consumer staples distribution & retail)	16,500	197,193
Shionogi & Co. Ltd. (Health care, Pharmaceuticals)	15,200	307,085
SoftBank Group Corp. (Communication services, Wireless telecommunication services)	26,400	901,793
Sompo Holdings, Inc. (Financials, Insurance)	22,400	833,625
Sony Group Corp. (Consumer discretionary, Household durables)	130,600	2,616,614
Subaru Corp. (Consumer discretionary, Automobiles)	8,100	120,651
Sumitomo Corp. (Industrials, Trading companies & distributors)	30,300	1,126,620
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 5

Portfolio of investments—April 30, 2026

	Shares	Value
Japan(continued)
Sumitomo Electric Industries Ltd. (Consumer discretionary, Automobile components)	38,900	$2,560,951
Sumitomo Mitsui Financial Group, Inc. (Financials, Banks)	24,300	858,010
Suzuki Motor Corp. (Consumer discretionary, Automobiles)	27,100	303,071
T&D Holdings, Inc. (Financials, Insurance)	35,800	867,363
TDK Corp. (Information technology, Electronic equipment, instruments & components)	22,500	411,399
Tokio Marine Holdings, Inc. (Financials, Insurance)	28,800	1,318,947
Tokyo Electron Ltd. (Information technology, Semiconductors & semiconductor equipment)	5,500	1,620,754
Toyota Motor Corp. (Consumer discretionary, Automobiles)	105,400	2,023,196
Toyota Tsusho Corp. (Industrials, Trading companies & distributors)	18,200	714,455
Yokogawa Electric Corp. (Information technology, Electronic equipment, instruments & components)	57,000	1,984,610
		67,253,165
Luxembourg: 0.83%
ArcelorMittal SA (Materials, Metals & mining)	19,211	1,115,298
Eurofins Scientific SE (Health care, Life sciences tools & services)	5,224	363,133
Spotify Technology SA (Communication services, Entertainment)†	1,617	722,071
Tenaris SA (Energy, Energy equipment & services)	6,266	200,019
		2,400,521
Netherlands: 6.65%
ABN AMRO Bank NV GDR (Financials, Banks)	19,646	684,011
Airbus SE (Industrials, Aerospace & defense)	5,139	1,059,453
ASM International NV (Information technology, Semiconductors & semiconductor equipment)	922	901,970
ASML Holding NV (Information technology, Semiconductors & semiconductor equipment)	5,073	7,333,253
ASR Nederland NV (Financials, Insurance)	4,379	332,626
BE Semiconductor Industries NV (Information technology, Semiconductors & semiconductor equipment)	2,418	707,300
Euronext NV (Financials, Capital markets)144A	2,033	340,306
Ferrari NV (Consumer discretionary, Automobiles)	1,374	475,474
Havas NV (Communication services, Media)	3,879	73,833
Koninklijke Ahold Delhaize NV (Consumer staples, Consumer staples distribution & retail)	11,087	520,750
Koninklijke KPN NV (Communication services, Diversified telecommunication services)	55,983	299,372
Koninklijke Philips NV (Health care, Health care equipment & supplies)	28,890	762,054
NN Group NV (Financials, Insurance)	25,923	2,269,139
Prosus NV (Consumer discretionary, Broadline retail)	73,286	3,547,992
		19,307,533
New Zealand: 0.07%
Fisher & Paykel Healthcare Corp. Ltd. (Health care, Health care equipment & supplies)	9,794	211,063
Norway: 0.43%
DNB Bank ASA (Financials, Banks)	11,937	361,492
Kongsberg Gruppen ASA (Industrials, Aerospace & defense)	11,389	381,080
The accompanying notes are an integral part of these financial statements.
6 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Norway(continued)
Kongsberg Maritime AS (Industrials, Machinery)†	11,389	$74,642
Norsk Hydro ASA (Materials, Metals & mining)	40,227	443,966
		1,261,180
Portugal: 0.17%
EDP SA (Utilities, Electric utilities)	91,630	499,776
Singapore: 1.12%
DBS Group Holdings Ltd. (Financials, Banks)	29,110	1,342,281
Oversea-Chinese Banking Corp. Ltd. (Financials, Banks)	31,600	545,182
Singapore Exchange Ltd. (Financials, Capital markets)	30,800	526,641
United Overseas Bank Ltd. (Financials, Banks)	17,500	498,384
Yangzijiang Shipbuilding Holdings Ltd. (Industrials, Machinery)	99,200	338,318
		3,250,806
Spain: 3.32%
Acciona SA (Utilities, Electric utilities)	1,668	485,526
ACS Actividades de Construccion y Servicios SA (Industrials, Construction & engineering)	7,624	1,098,882
Aena SME SA (Industrials, Transportation infrastructure)144A	9,907	270,586
Banco Bilbao Vizcaya Argentaria SA (Financials, Banks)	111,935	2,471,793
Banco Santander SA (Financials, Banks)	227,553	2,776,674
Enagas SA (Utilities, Gas utilities)	14,592	291,997
Endesa SA (Utilities, Electric utilities)	35,254	1,580,144
Naturgy Energy Group SA (Utilities, Gas utilities)	9,419	296,042
Telefonica SA (Communication services, Diversified telecommunication services)	84,152	379,737
		9,651,381
Sweden: 1.70%
Assa Abloy AB Class B (Industrials, Building products)	10,568	406,738
Atlas Copco AB Class B (Industrials, Machinery)	14,417	245,826
Getinge AB Class B (Health care, Health care equipment & supplies)	17,429	350,878
Hexagon AB Class B (Information technology, Electronic equipment, instruments & components)	21,946	239,759
Indutrade AB (Industrials, Machinery)	8,263	178,512
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	60,577	1,198,950
Skanska AB Class B (Industrials, Construction & engineering)	43,011	1,161,612
Swedbank AB Class A (Financials, Banks)	16,719	591,003
Telia Co. AB (Communication services, Diversified telecommunication services)	105,489	551,396
		4,924,674
Switzerland: 7.48%
ABB Ltd. (Industrials, Electrical equipment)	27,926	2,824,426
Chocoladefabriken Lindt & Spruengli AG (Consumer staples, Food products)	39	477,923
Coca-Cola HBC AG (Consumer staples, Beverages)	18,842	1,099,033
EMS-Chemie Holding AG (Materials, Chemicals)	259	220,778
Julius Baer Group Ltd. (Financials, Capital markets)	3,356	275,853
Logitech International SA (Information technology, Technology hardware, storage & peripherals)	3,772	372,343
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 7

Portfolio of investments—April 30, 2026

	Shares	Value
Switzerland(continued)
Nestle SA (Consumer staples, Food products)	19,981	$2,022,869
Novartis AG (Health care, Pharmaceuticals)	32,960	4,871,148
Roche Holding AG (Health care, Pharmaceuticals)	8,048	3,279,559
Schindler Holding AG (Industrials, Machinery)	1,230	430,031
Siemens Energy AG (Industrials, Electrical equipment)	24,229	5,134,652
Sonova Holding AG (Health care, Health care equipment & supplies)	432	94,698
UBS Group AG (Financials, Capital markets)	13,940	616,870
		21,720,183
United Kingdom: 15.90%
3i Group PLC (Financials, Capital markets)	29,155	1,013,945
Associated British Foods PLC (Consumer staples, Food products)	49,623	1,235,687
AstraZeneca PLC (Health care, Pharmaceuticals)	18,940	3,593,339
Aviva PLC (Financials, Insurance)	49,085	416,302
Barclays PLC (Financials, Banks)	267,788	1,574,034
BP PLC (Energy, Oil, gas & consumable fuels)	333,943	2,643,436
British American Tobacco PLC (Consumer staples, Tobacco)	46,960	2,765,700
Bunzl PLC (Industrials, Trading companies & distributors)	10,570	348,451
Centrica PLC (Utilities, Multi-utilities)	227,709	665,568
CK Hutchison Holdings Ltd. (Industrials, Industrial conglomerates)	94,500	789,093
Compass Group PLC (Consumer discretionary, Hotels, restaurants & leisure)	8,766	247,701
Endeavour Mining PLC (Materials, Metals & mining)	46,629	2,814,374
GSK PLC (Health care, Pharmaceuticals)	52,916	1,387,323
Halma PLC (Information technology, Electronic equipment, instruments & components)	17,533	1,055,095
HSBC Holdings PLC (Financials, Banks)	207,252	3,813,398
Imperial Brands PLC (Consumer staples, Tobacco)	54,595	2,074,208
InterContinental Hotels Group PLC (Consumer discretionary, Hotels, restaurants & leisure)	3,210	458,969
Legal & General Group PLC (Financials, Insurance)	71,165	244,219
M&G PLC (Financials, Financial services)	378,980	1,557,589
NatWest Group PLC (Financials, Banks)	313,239	2,498,354
Pearson PLC (Consumer discretionary, Diversified consumer services)	22,648	334,216
Reckitt Benckiser Group PLC (Consumer staples, Household products)	8,814	560,822
Rio Tinto PLC (Materials, Metals & mining)	23,565	2,373,856
Rolls-Royce Holdings PLC (Industrials, Aerospace & defense)	220,491	3,548,043
Sage Group PLC (Information technology, Software)	29,136	347,494
Shell PLC (Energy, Oil, gas & consumable fuels)	58,876	2,676,902
Smith & Nephew PLC (Health care, Health care equipment & supplies)	57,337	887,222
Smiths Group PLC (Industrials, Industrial conglomerates)	6,539	225,763
Standard Chartered Bank PLC (Financials, Banks)	31,764	808,865
Standard Life PLC (Financials, Insurance)	86,500	889,920
Tesco PLC (Consumer staples, Consumer staples distribution & retail)	244,101	1,601,179
Vodafone Group PLC (Communication services, Wireless telecommunication services)	465,925	741,354
		46,192,421
The accompanying notes are an integral part of these financial statements.
8 | Allspring Disciplined International Developed Markets Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
United States: 0.49%
Aegon Ltd. (Financials, Insurance)	131,773	$1,091,950
Sunbelt Rentals Holdings, Inc. (Industrials, Trading companies & distributors)	4,461	341,400
		1,433,350
Total common stocks (Cost $183,936,937)		280,437,761

	Dividend rate
Preferred stocks: 0.09%
Germany: 0.09%
Henkel AG & Co. KGaA (Consumer staples, Household products)	2.17	3,721	270,770
Total preferred stocks (Cost $339,218)			270,770

		Yield
Short-term investments: 2.24%
Investment companies: 2.24%
Allspring Government Money Market Fund Select Class♠∞		3.60%	6,506,959	6,506,959
Total short-term investments (Cost $6,506,959)				6,506,959
Total investments in securities (Cost $190,783,114)	98.88%			287,215,490
Other assets and liabilities, net	1.12			3,253,306
Total net assets	100.00%			$290,468,796

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,007,632	$36,412,435	$(32,913,108)	$0	$0	$6,506,959	6,506,959	$195,919
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 9

Portfolio of investments—April 30, 2026

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
MSCI EAFE Index	47	6-19-2026	$6,947,971	$7,158,335	$210,364	$0
The accompanying notes are an integral part of these financial statements.
10 | Allspring Disciplined International Developed Markets Portfolio

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $184,276,155)	$280,708,531
Investments in affiliated securities, at value (cost $6,506,959)	6,506,959
Cash at broker segregated for futures contracts	273,914
Foreign currency, at value (cost $641,667)	644,778
Receivable for dividends	2,268,230
Receivable for daily variation margin on open futures contracts	165,910
Prepaid expenses and other assets	2,900
Total assets	290,571,222
Liabilities
Advisory fee payable	58,968
Custody and accounting fees payable	19,806
Professional fees payable	8,840
Accrued expenses and other liabilities	14,812
Total liabilities	102,426
Total net assets	$290,468,796
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 11

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $1,107,849)	$7,784,212
Income from affiliated securities	195,919
Interest	17,331
Total investment income	7,997,462
Expenses
Advisory fee	683,070
Custody and accounting fees	244,500
Professional fees	56,970
Registration fees	81
Interest holder report expenses	11,241
Trustees’ fees and expenses	7,869
Other fees and expenses	39,800
Total expenses	1,043,531
Net investment income	6,953,931
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	22,405,052
Foreign currency and foreign currency translations	17,210
Futures contracts	877,980
Net realized gains on investments	23,300,242
Net change in unrealized gains (losses) on
Unaffiliated securities	36,301,888
Foreign currency and foreign currency translations	51,761
Futures contracts	172,936
Net change in unrealized gains (losses) on investments	36,526,585
Net realized and unrealized gains (losses) on investments	59,826,827
Net increase in net assets resulting from operations	$66,780,758
The accompanying notes are an integral part of these financial statements.
12 | Allspring Disciplined International Developed Markets Portfolio

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026	Year ended April 30, 2025
Operations
Net investment income	$6,953,931	$7,937,617
Net realized gains on investments	23,300,242	10,645,529
Net change in unrealized gains (losses) on investments	36,526,585	23,082,061
Net increase in net assets resulting from operations	66,780,758	41,665,207
Capital share transactions
Transactions in investors’ beneficial interests
Contributions	2,788,742	12,497,445
Withdrawals	(36,727,378)	(93,108,071)
Net decrease in net assets resulting from capital share transactions	(33,938,636)	(80,610,626)
Total increase (decrease) in net assets	32,842,122	(38,945,419)
Net assets
Beginning of period	257,626,674	296,572,093
End of period	$290,468,796	$257,626,674
The accompanying notes are an integral part of these financial statements.
Allspring Disciplined International Developed Markets Portfolio | 13

Financial highlights
Financial highlights

	Year ended April 30			Year ended May 31
	2026	2025	2024[1]	2023	2022	2021
Total return[2]	27.84%	15.41%	13.34%	3.07%	(9.56)%	39.97%
Ratios to average net assets (annualized)
Expenses	0.38%	0.33%	0.42%	0.50%	0.43%	0.43%
Net investment income	2.55%	2.78%	2.55%	2.66%	2.62%	2.23%
Supplemental Data
Portfolio turnover rate	29%	43%	35%	27%	17%	127%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.
14 | Allspring Disciplined International Developed Markets Portfolio

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Disciplined International Developed Markets Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2026, such fair value pricing was used in pricing certain foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Allspring Disciplined International Developed Markets Portfolio | 15

Notes to financial statements
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of assets and liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $195,604,074 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$97,124,325
Gross unrealized losses	(5,302,545)
Net unrealized gains	$91,821,780
16 | Allspring Disciplined International Developed Markets Portfolio

Notes to financial statements
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$0	$15,423,436	$0	$15,423,436
Austria	0	1,995,001	0	1,995,001
Denmark	2,463,240	6,178,586	0	8,641,826
Finland	0	2,758,775	0	2,758,775
France	1,745,357	32,114,246	0	33,859,603
Germany	363,259	17,947,324	0	18,310,583
Hong Kong	3,297,266	4,321,170	0	7,618,436
Ireland	0	304,884	0	304,884
Israel	2,524,785	1,391,045	0	3,915,830
Italy	0	9,503,334	0	9,503,334
Japan	1,942,945	65,310,220	0	67,253,165
Luxembourg	722,071	1,678,450	0	2,400,521
Netherlands	520,750	18,786,783	0	19,307,533
New Zealand	0	211,063	0	211,063
Norway	899,688	361,492	0	1,261,180
Portugal	0	499,776	0	499,776
Singapore	0	3,250,806	0	3,250,806
Spain	2,168,183	7,483,198	0	9,651,381
Sweden	551,396	4,373,278	0	4,924,674
Switzerland	477,923	21,242,260	0	21,720,183
United Kingdom	2,266,747	43,925,674	0	46,192,421
United States	341,400	1,091,950	0	1,433,350
Preferred stocks
Germany	0	270,770	0	270,770
Short-term investments
Investment companies	6,506,959	0	0	6,506,959
	26,791,969	260,423,521	0	287,215,490
Futures contracts	210,364	0	0	210,364
Total assets	$27,002,333	$260,423,521	$0	$287,425,854
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At April 30, 2026, the Portfolio did not have any transfers into/out of Level 3.
Allspring Disciplined International Developed Markets Portfolio | 17

Notes to financial statements
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $1 billion	0.250%
Next $4 billion	0.225
Over $5 billion	0.200
For the year ended April 30, 2026, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the year ended April 30, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2026 were $77,844,051 and $104,047,141, respectively.
6.DERIVATIVE TRANSACTIONS
During the year ended April 30, 2026, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $5,674,925 in long futures contracts during the year ended April 30, 2026.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7.BANK BORROWINGS
The Portfolio, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to portfolio interest holder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Portfolio under the agreement.
8.CONCENTRATION  RISKS
As of the end of the period, the Portfolio concentrated its portfolio of investments in Europe. A fund that invests a substantial portion of its assets in any country or geographic region will be more vulnerable than a fund that invests its assets more broadly to the economic, financial, political or other developments affecting that country or region. Such developments may have a significant impact on the Portfolio’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
9.INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
18 | Allspring Disciplined International Developed Markets Portfolio

Notes to financial statements
10.OPERATING SEGMENTS
The Portfolio operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Portfolio acts as the Portfolio’s CODM. The CODM monitors the operating results of the Portfolio as a whole and the Portfolio’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Portfolio’s prospectus which is executed by the Portfolio’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Portfolio’s single segment. This information is consistent with that presented within the Portfolio’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Disciplined International Developed Markets Portfolio | 19

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Disciplined International Developed Markets Portfolio (the Portfolio), a series of Allspring Master Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and for each of the years in the three-year period ended May 31, 2023 . In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and for each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, transfer agent and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
20 | Allspring Disciplined International Developed Markets Portfolio

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Disciplined International Developed Markets Portfolio | 21

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to portfolio interest holders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Not applicable

22 | Allspring Disciplined International Developed Markets Portfolio

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Portfolio’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the interest holders of the Portfolio. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolio’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.

Allspring Real Return Fund
Long Form Financial Statements
Annual Report
April 30, 2026

Allspring Real Return Fund | 1

Portfolio of investments—April 30, 2026
Portfolio of investments

		Value
Investment companies: 99.66%
Affiliated master portfolio: 99.66%
Allspring Real Return Portfolio		$215,916,513
Total investment companies (Cost $186,605,048)		215,916,513
Total investments in securities (Cost $186,605,048)	99.66%	215,916,513
Other assets and liabilities, net	0.34	726,039
Total net assets	100.00%	$216,642,552
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Real Return Portfolio	36.56%	48.91%	$2,411,046	$26,859,034	$2,009,923	$598,513	$1,495,643	$215,916,513
The accompanying notes are an integral part of these financial statements.
2 | Allspring Real Return Fund

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $186,605,048)	$215,916,513
Receivable for Fund shares sold	955,567
Receivable from manager	19,228
Prepaid expenses and other assets	36,431
Total assets	216,927,739
Liabilities
Payable for Fund shares redeemed	246,421
Administration fees payable	12,931
Shareholder servicing fees payable	7,267
Accrued expenses and other liabilities	18,568
Total liabilities	285,187
Total net assets	$216,642,552
Net assets consist of
Paid-in capital	$187,566,202
Total distributable earnings	29,076,350
Total net assets	$216,642,552
Computation of net asset value and offering price per share
Net assets–Class A	$35,960,523
Shares outstanding–Class A1	2,901,330
Net asset value per share–Class A	$12.39
Maximum offering price per share – Class A2	$12.97
Net assets–Class R6	$76,173,447
Shares outstanding–Class R6[1]	6,065,007
Net asset value per share–Class R6	$12.56
Net assets–Institutional Class	$104,508,582
Shares outstanding–Institutional Class[1]	8,324,527
Net asset value per share–Institutional Class	$12.55
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 3

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Interest allocated from affiliated Master Portfolio	$2,009,923
Affiliated income allocated from affiliated Master Portfolio	1,495,643
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $10,557)	598,513
Interest	273
Expenses allocated from affiliated Master Portfolio	(662,328)
Waivers allocated from affiliated Master Portfolio	80,501
Total investment income	3,522,525
Expenses
Management fee	73,749
Administration fees
Class A	33,833
Class C	504 [1]
Class R6	18,055
Administrator Class	2,898 [2]
Institutional Class	49,220
Shareholder servicing fees
Class A	56,378
Class C	839 [1]
Administrator Class	7,175 [2]
Distribution fee
Class C	2,472 [1]
Custody and accounting fees	4,127
Professional fees	32,641
Registration fees	114,247
Shareholder report expenses	29,980
Trustees’ fees and expenses	5,453
Other fees and expenses	14,965
Total expenses	446,536
Less: Fee waivers and/or expense reimbursements
Fund-level	(314,582)
Class A	(1,044)
Net expenses	130,910
Net investment income	3,391,615
Realized and unrealized gains (losses) on investments
Net realized gains on investments allocated from affiliated Master Portfolio	2,411,046
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	26,859,034
Net realized and unrealized gains (losses) on investments	29,270,080
Net increase in net assets resulting from operations	$32,661,695
1 For the period from May 1, 2025 to November 14, 2025. Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
2 For the period from May 1, 2025 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
4 | Allspring Real Return Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026		Year ended April 30, 2025
Operations
Net investment income		$3,391,615		$2,366,077
Net realized gains on investments		2,411,046		2,518,717
Net change in unrealized gains (losses) on investments		26,859,034		3,709,212
Net increase in net assets resulting from operations		32,661,695		8,594,006
Distributions to shareholders from
Net investment income and net realized gains
Class A		(521,119)		(325,407)
Class C		(9,743)[1]		(11,225)
Class R6		(1,746,290)		(1,100,786)
Administrator Class		(40,703)[2]		(177,723)
Institutional Class		(1,615,497)		(621,410)
Total distributions to shareholders		(3,933,352)		(2,236,551)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,941,375	22,381,139	539,594	5,513,701
Class C	17,617 [1]	184,291 [1]	25,023	252,319
Class R6	3,495,206	39,731,891	2,560,680	26,573,013
Administrator Class	77,072 [2]	838,429 [2]	158,508	1,655,334
Institutional Class	5,435,589	62,624,317	2,331,721	24,312,407
		125,760,067		58,306,774
Reinvestment of distributions
Class A	41,309	448,168	25,438	259,091
Class C	925 [1]	9,743 [1]	1,128	11,225
Class R6	158,748	1,746,290	106,648	1,100,786
Administrator Class	3,705 [2]	39,906 [2]	16,674	173,853
Institutional Class	145,936	1,612,469	60,158	621,356
		3,856,576		2,166,311
Payment for shares redeemed
Class A	(623,669)	(7,292,184)	(303,707)	(3,099,759)
Class C	(26,715)[1]	(274,830)[1]	(27,578)	(274,300)
Class R6	(2,243,759)	(25,466,253)	(1,314,015)	(13,647,605)
Administrator Class	(61,441)[2]	(667,807)[2]	(226,143)	(2,361,697)
Institutional Class	(1,201,786)	(13,949,249)	(1,407,110)	(14,293,661)
		(47,650,323)		(33,677,022)
1 For the period from May 1, 2025 to November 14, 2025
2 For the period from May 1, 2025 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 5

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026		Year ended April 30, 2025
	Shares		Shares
Share conversions
Class A	60,898 [3]	$666,614 [3]	0	$0
Class C	(62,202)[3]	(666,614)[3]	0	0
Administrator Class	(723,969)[4]	(8,124,452)[4]	0	0
Institutional Class	733,069 [4]	8,124,452 [4]	0	0
		0		0
Net increase in net assets resulting from capital share transactions		81,966,320		26,796,063
Total increase in net assets		110,694,663		33,153,518
Net assets
Beginning of period		105,947,889		72,794,371
End of period		$216,642,552		$105,947,889
3 Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
4 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Real Return Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Class A	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$10.35	$9.50	$9.60	$10.35	$10.93	$10.22
Net investment income	0.23 [2]	0.25 [2]	0.30 [2]	0.40 [2]	0.56 [2]	0.22
Net realized and unrealized gains (losses) on investments	2.10	0.84	(0.12)	(0.72)	(0.60)	0.70
Total from investment operations	2.33	1.09	0.18	(0.32)	(0.04)	0.92
Distributions to shareholders from
Net investment income	(0.29)	(0.24)	(0.28)	(0.43)	(0.54)	(0.21)
Net asset value, end of period	$12.39	$10.35	$9.50	$9.60	$10.35	$10.93
Total return[3]	22.91%	11.58%	1.95%	(3.10)%	(0.52)%	9.10%
Ratios to average net assets (annualized)*
Gross expenses	0.98%	1.09%	1.12%	1.09%	1.07%	1.29%
Net expenses	0.77%	0.76%	0.76%	0.78%	0.78%	0.78%
Net investment income	2.00%	2.47%	3.45%	4.12%	5.13%	2.09%
Supplemental data
Portfolio turnover rate[4]	59%	61%	47%	22%	31%	20%
Net assets, end of period (000s omitted)	$35,961	$15,327	$11,592	$12,861	$17,713	$13,825

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.40%
Year ended April 30, 2025	0.39%
Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]
Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.

[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 7

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Class R6	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$10.48	$9.62	$9.72	$10.47	$11.05	$10.33
Net investment income	0.27 [2]	0.29 [2]	0.32 [2]	0.46 [2]	0.63 [2]	0.29
Net realized and unrealized gains (losses) on investments	2.14	0.85	(0.11)	(0.74)	(0.63)	0.69
Total from investment operations	2.41	1.14	0.21	(0.28)	0.00	0.98
Distributions to shareholders from
Net investment income	(0.33)	(0.28)	(0.31)	(0.47)	(0.58)	(0.26)
Net asset value, end of period	$12.56	$10.48	$9.62	$9.72	$10.47	$11.05
Total return[3]	23.47%	11.95%	2.24%	(2.68)%	(0.15)%	9.52%
Ratios to average net assets (annualized)*
Gross expenses	0.61%	0.72%	0.77%	0.71%	0.68%	0.85%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	2.41%	2.82%	3.67%	4.68%	5.68%	2.70%
Supplemental data
Portfolio turnover rate[4]	59%	61%	47%	22%	31%	20%
Net assets, end of period (000s omitted)	$76,173	$48,787	$31,768	$15,796	$14,282	$36,202

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.39%
Year ended April 30, 2025	0.39%
Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
8 | Allspring Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Institutional Class	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$10.48	$9.62	$9.71	$10.47	$11.05	$10.33
Net investment income	0.26 [2]	0.29 [2]	0.34 [2]	0.44 [2]	0.63 [2]	0.26
Net realized and unrealized gains (losses) on investments	2.13	0.85	(0.12)	(0.74)	(0.64)	0.71
Total from investment operations	2.39	1.14	0.22	(0.30)	(0.01)	0.97
Distributions to shareholders from
Net investment income	(0.32)	(0.28)	(0.31)	(0.46)	(0.57)	(0.25)
Net asset value, end of period	$12.55	$10.48	$9.62	$9.71	$10.47	$11.05
Total return[3]	23.31%	11.89%	2.30%	(2.83)%	(0.19)%	9.46%
Ratios to average net assets (annualized)*
Gross expenses	0.66%	0.76%	0.80%	0.76%	0.74%	0.95%
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.28%	2.81%	3.80%	4.42%	5.76%	2.37%
Supplemental data
Portfolio turnover rate[4]	59%	61%	47%	22%	31%	20%
Net assets, end of period (000s omitted)	$104,509	$33,648	$21,418	$36,525	$43,796	$10,787

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.40%
Year ended April 30, 2025	0.39%
Year ended April 30, 2024[1]	0.39%
Year ended May 31, 2023	0.39%
Year ended May 31, 2022	0.39%
Year ended May 31, 2021	0.39%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Real Return Fund | 9

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Real Return Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Real Return Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2026, the Fund owned 48.91% of Allspring Real Return Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended April 30, 2026 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund. Additionally, effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares in a tax-free conversion. Shareholders of Class C received Class A shares at a value equal to the value of their Class C shares immediately prior to the conversion. Class C shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
10 | Allspring Real Return Fund

Notes to financial statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $206,469,208 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$9,447,305
Gross unrealized losses	(0)
Net unrealized gains	$9,447,305
As of April 30, 2026, the Fund had capital loss carryforwards which consist of and $223,535 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
At April 30, 2026, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$215,916,513
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays, generally on a monthly basis, Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended April 30, 2026, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee, generally paid on a monthly basis, from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As
Allspring Real Return Fund | 11

Notes to financial statements
compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through August 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.77%
Class R6	0.40
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2026, Allspring Funds Distributor received $5,671 from the sale of Class A shares and $87 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended April 30, 2026.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2026 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$7,469,446	$68,757,803	$5,509,720	$45,036,586
6.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
12 | Allspring Real Return Fund

Notes to financial statements
For the year ended April 30, 2026, there were no borrowings by the Fund under the agreement.
7.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended April 30
	2026	2025
Ordinary income	$3,933,352	$2,236,551
As of April 30, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward	Total
$19,852,580	$9,447,305	$(223,535)	$29,076,350
8.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Real Return Fund | 13

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Real Return Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2026, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
14 | Allspring Real Return Fund

Consolidated portfolio of investments—April 30, 2026
Consolidated portfolio of investments

	Shares	Value
Common stocks: 28.25%
Communication services: 1.57%
Entertainment: 0.42%
Netflix, Inc.†	12,555	$1,175,274
TKO Group Holdings, Inc. Class A	3,661	681,275
		1,856,549
Interactive media & services: 0.98%
Alphabet, Inc. Class A	11,319	4,355,551
Media: 0.17%
Fox Corp. Class A	11,700	742,833
Consumer discretionary: 1.79%
Broadline retail: 0.65%
Amazon.com, Inc.†	10,801	2,862,913
Hotels, restaurants & leisure: 0.19%
DoorDash, Inc. Class A†	4,884	823,687
Household durables: 0.42%
PulteGroup, Inc.	8,276	1,012,651
Somnigroup International, Inc.	11,213	850,618
		1,863,269
Specialty retail: 0.32%
O’Reilly Automotive, Inc.†	7,564	751,862
Ulta Beauty, Inc.†	1,197	643,363
		1,395,225
Textiles, apparel & luxury goods: 0.21%
Deckers Outdoor Corp.†	9,194	939,627
Consumer staples: 0.76%
Beverages: 0.44%
Keurig Dr Pepper, Inc.	36,806	1,082,097
Monster Beverage Corp.†	11,533	888,848
		1,970,945
Consumer staples distribution & retail: 0.32%
Costco Wholesale Corp.	741	751,767
Dollar General Corp.	5,663	656,228
		1,407,995
Energy: 0.95%
Energy equipment & services: 0.31%
Baker Hughes Co. Class A	19,404	1,351,877
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 15

Consolidated portfolio of investments—April 30, 2026

	Shares	Value
Oil, gas & consumable fuels: 0.64%
EOG Resources, Inc.	8,548	$1,201,592
Valero Energy Corp.	6,463	1,632,425
		2,834,017
Financials: 1.81%
Banks: 0.87%
Fifth Third Bancorp	33,237	1,687,110
First Citizens BancShares, Inc. Class A	534	1,059,360
JPMorgan Chase & Co.	3,455	1,082,210
		3,828,680
Capital markets: 0.47%
Interactive Brokers Group, Inc. Class A	15,087	1,199,416
Virtu Financial, Inc. Class A	18,010	894,377
		2,093,793
Insurance: 0.24%
Brown & Brown, Inc.	17,615	1,059,542
Mortgage real estate investment trusts (REITs): 0.23%
Annaly Capital Management, Inc.	43,377	993,333
Health care: 2.23%
Biotechnology: 0.43%
Exelixis, Inc.†	17,932	797,257
United Therapeutics Corp.†	1,940	1,108,419
		1,905,676
Health care equipment & supplies: 0.54%
Alcon AG	14,456	1,082,320
Edwards Lifesciences Corp.†	15,290	1,276,715
		2,359,035
Health care providers & services: 0.57%
Cencora, Inc.	4,635	1,427,626
Labcorp Holdings, Inc.	4,312	1,107,322
		2,534,948
Life sciences tools & services: 0.20%
Charles River Laboratories International, Inc.†	5,208	869,580
Pharmaceuticals: 0.49%
Bristol-Myers Squibb Co.	17,676	1,070,989
Eli Lilly & Co.	1,187	1,109,370
		2,180,359
The accompanying notes are an integral part of these consolidated financial statements.
16 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

	Shares	Value
Industrials: 3.30%
Aerospace & defense: 0.42%
L3Harris Technologies, Inc.	2,635	$844,649
StandardAero, Inc.†	40,299	1,001,833
		1,846,482
Building products: 0.22%
Owens Corning	7,990	985,487
Commercial services & supplies: 0.33%
Republic Services, Inc. Class A	6,933	1,450,522
Construction & engineering: 0.60%
Comfort Systems USA, Inc.	672	1,236,648
EMCOR Group, Inc.	1,573	1,402,597
		2,639,245
Electrical equipment: 0.21%
Vertiv Holdings Co. Class A	2,847	935,211
Ground transportation: 0.21%
Canadian Pacific Kansas City Ltd.	10,800	939,168
Machinery: 0.26%
Gates Industrial Corp. PLC†	44,978	1,151,887
Passenger airlines: 0.17%
United Airlines Holdings, Inc.†	8,549	769,410
Professional services: 0.48%
Jacobs Solutions, Inc.	4,991	645,885
Leidos Holdings, Inc.	4,449	663,880
UL Solutions, Inc. Class A	8,700	787,263
		2,097,028
Trading companies & distributors: 0.40%
AerCap Holdings NV	5,873	835,199
WESCO International, Inc.	2,633	919,233
		1,754,432
Information technology: 6.77%
Communications equipment: 0.38%
Arista Networks, Inc.†	9,685	1,672,696
Electronic equipment, instruments & components: 0.98%
Amphenol Corp. Class A	10,619	1,563,860
CDW Corp.	8,116	1,111,162
Keysight Technologies, Inc.†	4,712	1,648,776
		4,323,798
IT services: 0.84%
Cloudflare, Inc. Class A†	3,593	736,457
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 17

Consolidated portfolio of investments—April 30, 2026

	Shares	Value
IT services(continued)
MongoDB, Inc. Class A†	2,301	$577,160
Okta, Inc.†	12,332	908,252
Shopify, Inc. Class A†	6,335	767,359
Twilio, Inc. Class A†	4,884	723,125
		3,712,353
Semiconductors & semiconductor equipment: 3.27%
Broadcom, Inc.	9,035	3,771,480
KLA Corp.	904	1,582,317
Lam Research Corp.	3,641	938,868
Monolithic Power Systems, Inc.	405	653,836
NVIDIA Corp.	16,011	3,195,315
ON Semiconductor Corp.†	13,783	1,389,464
Onto Innovation, Inc.†	2,482	732,339
Qnity Electronics, Inc.	5,356	753,375
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,437	965,198
Teradyne, Inc.	1,378	473,302
		14,455,494
Software: 0.86%
Microsoft Corp.	9,268	3,779,305
Technology hardware, storage & peripherals: 0.44%
Apple, Inc.	5,544	1,504,364
Sandisk Corp.†	388	425,446
		1,929,810
Materials: 3.85%
Chemicals: 0.43%
CF Industries Holdings, Inc.	6,168	766,065
RPM International, Inc.	11,202	1,141,372
		1,907,437
Construction materials: 0.28%
Vulcan Materials Co.	4,044	1,220,237
Metals & mining: 3.14%
Agnico Eagle Mines Ltd.	2,401	451,494
Agnico Eagle Mines Ltd.-U.S. Exchange Traded Shares	4,025	757,545
Alamos Gold, Inc. Class A	16,000	638,422
AngloGold Ashanti PLC	6,350	595,186
Artemis Gold, Inc.†	16,000	404,609
Barrick Mining Corp.	16,786	660,361
Coeur Mining, Inc.†	9,003	161,784
Coeur Mining, Inc.-Toronto Stock Exchange†	11,405	204,868
Discovery Silver Corp.†	20,500	126,470
DPM Metals, Inc.	14,000	470,085
Eldorado Gold Corp.	6,300	194,656
Endeavour Mining PLC	11,580	666,829
Equinox Gold Corp.	9,050	126,454
The accompanying notes are an integral part of these consolidated financial statements.
18 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

	Shares	Value
Metals & mining(continued)
Evolution Mining Ltd.	8,000	$70,729
Franco-Nevada Corp.	1,500	346,060
Freeport-McMoRan, Inc.	10,695	617,957
Fresnillo PLC	1,500	66,235
G Mining Ventures Corp.†	17,900	620,409
Gold Fields Ltd. ADR	12,100	514,008
Hemlo Mining Corp.†	33,000	127,544
IAMGOLD Corp.†	38,000	639,511
Kinross Gold Corp.	32,000	969,411
Lundin Gold, Inc.	7,700	517,490
Montage Gold Corp.†	12,500	123,495
Newmont Corp.	10,500	1,166,445
OceanaGold Corp.	14,066	435,540
OR Royalties, Inc.	3,500	128,910
Orla Mining Ltd.	14,700	192,631
Pan American Silver Corp.	1,765	92,359
Pan American Silver Corp.-U.S. Exchange Traded Shares	5,550	290,210
Royal Gold, Inc.	1,100	256,718
Skeena Resources Ltd.†	7,900	230,367
Snowline Gold Corp.†	11,000	116,855
Torex Gold Resources, Inc.	8,800	362,404
Wheaton Precious Metals Corp.	4,100	517,892
		13,861,943
Real estate: 4.51%
Health care REITs: 0.48%
Welltower, Inc.	9,667	2,101,026
Industrial REITs: 0.76%
First Industrial Realty Trust, Inc.	9,176	569,004
Prologis, Inc.	12,988	1,844,556
Rexford Industrial Realty, Inc.	8,369	300,363
Terreno Realty Corp.	9,703	632,635
		3,346,558
Real estate management & development: 0.17%
CBRE Group, Inc. Class A†	5,361	765,176
Residential REITs: 0.79%
American Homes 4 Rent Class A	16,621	529,213
Camden Property Trust	4,549	477,736
Equity LifeStyle Properties, Inc.	8,655	547,775
Independence Realty Trust, Inc.	20,251	330,294
Invitation Homes, Inc.	17,628	507,157
Mid-America Apartment Communities, Inc.	4,450	574,851
Sun Communities, Inc.	3,950	504,968
		3,471,994
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 19

Consolidated portfolio of investments—April 30, 2026

	Shares	Value
Retail REITs: 0.29%
Federal Realty Investment Trust	2,721	$301,759
Simon Property Group, Inc.	4,840	985,956
		1,287,715
Specialized REITs: 2.02%
American Tower Corp.	7,697	1,406,319
Crown Castle, Inc.	3,818	338,962
CubeSmart	8,457	342,339
Equinix, Inc.	1,930	2,089,862
Extra Space Storage, Inc.	4,977	713,354
Four Corners Property Trust, Inc.	10,275	262,732
Gaming & Leisure Properties, Inc.	6,242	302,487
Iron Mountain, Inc.	7,819	985,116
SBA Communications Corp. Class A	3,744	828,173
VICI Properties, Inc. Class A	20,631	602,425
Weyerhaeuser Co.	43,031	1,055,120
		8,926,889
Utilities: 0.71%
Electric utilities: 0.49%
American Electric Power Co., Inc.	8,251	1,131,295
FirstEnergy Corp.	21,537	1,023,438
		2,154,733
Water utilities: 0.22%
American Water Works Co., Inc.	7,653	982,798
Total common stocks (Cost $93,877,196)		124,698,268

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 5.76%
Basic materials: 0.19%
Chemicals: 0.11%
Celanese U.S. Holdings LLC	6.50%	4-15-2030	$115,000	117,636
Celanese U.S. Holdings LLC	6.85	11-15-2028	60,000	62,756
Chemours Co.144A	5.75	11-15-2028	174,000	173,614
SCIH Salt Holdings, Inc.144A	4.88	5-1-2028	145,000	143,580
				497,586
Iron/steel: 0.08%
Cleveland-Cliffs, Inc.144A	6.88	11-1-2029	330,000	336,281
Communications: 0.58%
Advertising: 0.09%
Clear Channel Outdoor Holdings, Inc.144A	7.13	2-15-2031	155,000	161,140
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	5.00	8-15-2027	215,000	214,682
				375,822
The accompanying notes are an integral part of these consolidated financial statements.
20 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Internet: 0.16%
Arches Buyer, Inc.144A	4.25%	6-1-2028	$180,000	$176,158
Gen Digital, Inc.144A	6.75	9-30-2027	295,000	296,217
Wayfair LLC144A	7.25	10-31-2029	245,000	251,069
				723,444
Media: 0.29%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.00	2-1-2028	195,000	192,711
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.13	5-1-2027	174,000	173,808
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38	6-1-2029	135,000	132,821
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc.144A	5.88	8-15-2027	250,000	250,186
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25	2-28-2057	100,000	71,442
Sirius XM Radio LLC144A	5.00	8-1-2027	481,000	479,616
				1,300,584
Telecommunications: 0.04%
Viasat, Inc.144A	5.63	4-15-2027	165,000	164,603
Consumer, cyclical: 1.50%
Airlines: 0.06%
American Airlines, Inc.144A	7.25	2-15-2028	285,000	288,824
Apparel: 0.03%
Crocs, Inc.144A	4.25	3-15-2029	155,000	150,476
Auto manufacturers: 0.15%
Ford Motor Credit Co. LLC	4.13	8-17-2027	300,000	296,419
Nissan Motor Acceptance Co. LLC144A	5.63	9-29-2028	150,000	149,165
Nissan Motor Acceptance Co. LLC144A	6.95	9-15-2026	165,000	166,019
Nissan Motor Acceptance Co. LLC144A	7.05	9-15-2028	50,000	51,276
				662,879
Auto parts & equipment: 0.12%
Adient Global Holdings Ltd.144A	8.25	4-15-2031	125,000	130,392
American Axle & Manufacturing, Inc.	5.00	10-1-2029	120,000	116,603
Goodyear Tire & Rubber Co.	4.88	3-15-2027	255,000	253,569
ZF North America Capital, Inc.144A	6.88	4-14-2028	20,000	20,492
				521,056
Distribution/wholesale: 0.02%
RB Global Holdings, Inc.144A	7.75	3-15-2031	110,000	114,211
Entertainment: 0.37%
Churchill Downs, Inc.144A	5.50	4-1-2027	430,000	429,599
Cinemark USA, Inc.144A	5.25	7-15-2028	375,000	373,552
Discovery Global Holdings, Inc.	4.05	3-15-2029	460,000	447,686
Live Nation Entertainment, Inc.144A	6.50	5-15-2027	265,000	265,118
SeaWorld Parks & Entertainment, Inc.144A	5.25	8-15-2029	105,000	101,513
				1,617,468
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 21

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Home builders: 0.11%
K Hovnanian Enterprises, Inc.144A	8.00%	4-1-2031	$55,000	$55,459
Taylor Morrison Communities, Inc.144A	5.75	1-15-2028	290,000	292,617
Tri Pointe Homes, Inc.	5.70	6-15-2028	130,000	131,189
				479,265
Home furnishings: 0.03%
Whirlpool Corp.	6.13	6-15-2030	120,000	117,676
Housewares: 0.06%
Central Garden & Pet Co.	5.13	2-1-2028	40,000	39,833
Newell Brands, Inc.144A	8.50	6-1-2028	205,000	214,218
				254,051
Leisure time: 0.09%
NCL Corp. Ltd.144A	5.88	1-15-2031	285,000	277,396
VOC Escrow Ltd.144A	5.00	2-15-2028	120,000	119,745
				397,141
Retail: 0.46%
Advance Auto Parts, Inc.	1.75	10-1-2027	115,000	109,799
Advance Auto Parts, Inc.144A	7.00	8-1-2030	245,000	252,736
Bath & Body Works, Inc.144A	6.63	10-1-2030	145,000	146,948
Carvana Co.144A	9.00	6-1-2030	140,000	145,635
Carvana Co.144A	9.00	6-1-2031	160,000	176,999
FirstCash, Inc.144A	4.63	9-1-2028	235,000	231,048
Gap, Inc.144A	3.63	10-1-2029	180,000	169,826
Group 1 Automotive, Inc.144A	6.38	1-15-2030	170,000	172,762
Kohl’s Corp.144A	10.00	6-1-2030	175,000	189,348
Lithia Motors, Inc.144A	4.63	12-15-2027	30,000	29,858
Macy’s Retail Holdings LLC144A	5.88	3-15-2030	185,000	184,497
Nordstrom, Inc.	4.00	3-15-2027	55,000	53,936
Nordstrom, Inc.	4.38	4-1-2030	55,000	52,265
Victoria’s Secret & Co.144A	4.63	7-15-2029	110,000	105,972
				2,021,629
Consumer, non-cyclical: 0.63%
Commercial services: 0.30%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl144A	4.63	6-1-2028	75,000	73,934
CoreCivic, Inc.	8.25	4-15-2029	325,000	338,568
GEO Group, Inc.	8.63	4-15-2029	400,000	416,169
GEO Group, Inc.	10.25	4-15-2031	65,000	69,761
Herc Holdings, Inc.144A	7.00	6-15-2030	265,000	275,699
Veritiv Operating Co.144A	10.50	11-30-2030	135,000	142,260
				1,316,391
Cosmetics/Personal Care: 0.05%
Edgewell Personal Care Co.144A	5.50	6-1-2028	240,000	239,508
The accompanying notes are an integral part of these consolidated financial statements.
22 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Food: 0.02%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC144A	6.50%	2-15-2028	$100,000	$101,187
Healthcare-services: 0.13%
Molina Healthcare, Inc.144A	4.38	6-15-2028	205,000	202,111
Star Parent, Inc.144A	9.00	10-1-2030	195,000	204,273
Tenet Healthcare Corp.	4.63	6-15-2028	70,000	69,461
Tenet Healthcare Corp.	6.13	10-1-2028	101,000	101,255
				577,100
Pharmaceuticals: 0.13%
AdaptHealth LLC144A	4.63	8-1-2029	220,000	213,034
AdaptHealth LLC144A	6.13	8-1-2028	130,000	129,975
Organon & Co./Organon Foreign Debt Co-Issuer BV144A	4.13	4-30-2028	220,000	217,137
				560,146
Energy: 0.85%
Energy-alternate sources: 0.06%
TerraForm Power Operating LLC144A	5.00	1-31-2028	285,000	282,220
Oil & gas: 0.19%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	135,000	141,034
California Resources Corp.144A	8.25	6-15-2029	76,000	79,249
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.25	11-1-2028	255,000	256,348
Nabors Industries, Inc.144A	9.13	1-31-2030	150,000	157,534
SM Energy Co.144A	8.63	11-1-2030	205,000	216,844
				851,009
Oil & gas services: 0.09%
Oceaneering International, Inc.	6.00	2-1-2028	365,000	367,553
USA Compression Partners LP/USA Compression Finance Corp.144A	7.13	3-15-2029	25,000	25,836
				393,389
Pipelines: 0.51%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	1-15-2028	135,000	134,982
Buckeye Partners LP144A	6.88	7-1-2029	115,000	118,738
Energy Transfer LP Series H (5 Year Treasury Constant Maturity+5.69%)ʊ±	6.50	11-15-2026	20,000	20,024
Excelerate Energy LP144A	8.00	5-15-2030	225,000	238,610
Harvest Midstream I LP144A	7.50	9-1-2028	315,000	317,076
Hess Midstream Operations LP144A	5.88	3-1-2028	180,000	181,769
Kinetik Holdings LP144A	6.63	12-15-2028	375,000	382,535
Prairie Acquiror LP144A	9.00	8-1-2029	70,000	73,099
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	5.50	1-15-2028	220,000	219,470
Venture Global LNG, Inc.144A	8.13	6-1-2028	405,000	414,404
Venture Global LNG, Inc.144A	9.50	2-1-2029	125,000	136,421
				2,237,128
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 23

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Financial: 1.27%
Banks: 0.19%
Bank of America Corp. Series RR (5 Year Treasury Constant Maturity+2.76%)ʊ±	4.38%	1-27-2027	$275,000	$272,475
Bank of New York Mellon Corp. Series I (5 Year Treasury Constant Maturity+2.63%)ʊ±	3.75	12-20-2026	75,000	74,113
Citigroup, Inc. Series T (U.S. SOFR 3 Month+4.78%)ʊ±	6.25	8-15-2026	225,000	225,052
Citigroup, Inc. Series Z (5 Year Treasury Constant Maturity+3.21%)ʊ±	7.38	5-15-2028	65,000	66,783
Huntington Bancshares, Inc. Series G (7 Year Treasury Constant Maturity+4.05%)ʊ±	4.45	10-15-2027	225,000	221,451
				859,874
Diversified financial services: 0.61%
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%)144Aʊ±	5.25	6-15-2026	100,000	99,825
Azorra Finance Ltd.144A	7.75	4-15-2030	205,000	212,367
Capital One Financial Corp. Series O (U.S. SOFR 3 Month+3.34%)ʊ±	5.50	10-30-2027	25,000	24,729
Charles Schwab Corp. Series I (5 Year Treasury Constant Maturity+3.17%)ʊ±	4.00	6-1-2026	330,000	329,460
Encore Capital Group, Inc.144A	9.25	4-1-2029	215,000	224,675
Jefferson Capital Holdings LLC144A	6.00	8-15-2026	200,000	199,000
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	55,000	57,874
Navient Corp.	4.88	3-15-2028	105,000	102,369
Navient Corp.	5.00	3-15-2027	115,000	114,260
OneMain Finance Corp.	5.38	11-15-2029	380,000	374,584
PRA Group, Inc.144A	8.38	2-1-2028	250,000	253,949
Rocket Cos., Inc.144A	6.13	8-1-2030	110,000	111,632
Rocket Cos., Inc.144A	6.50	8-1-2029	90,000	91,682
United Wholesale Mortgage LLC144A	5.50	4-15-2029	75,000	71,562
United Wholesale Mortgage LLC144A	5.75	6-15-2027	445,000	443,146
				2,711,114
Insurance: 0.13%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	6.75	4-15-2028	260,000	262,975
AmWINS Group, Inc.144A	6.38	2-15-2029	175,000	177,039
HUB International Ltd.144A	7.25	6-15-2030	110,000	113,792
				553,806
REITs: 0.34%
Blackstone Mortgage Trust, Inc.144A	3.75	1-15-2027	65,000	64,038
Brandywine Operating Partnership LP	3.95	11-15-2027	135,000	131,731
Brandywine Operating Partnership LP	8.88	4-12-2029	70,000	73,261
Iron Mountain, Inc.144A	5.25	3-15-2028	360,000	359,672
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	4.75	6-15-2029	220,000	215,409
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	5.88	10-1-2028	255,000	254,390
The accompanying notes are an integral part of these consolidated financial statements.
24 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
REITs(continued)
Starwood Property Trust, Inc.144A	3.63%	7-15-2026	$290,000	$288,754
XHR LP144A	6.63	5-15-2030	95,000	97,204
				1,484,459
Industrial: 0.39%
Aerospace/defense: 0.08%
TransDigm, Inc.144A	6.38	3-1-2029	350,000	356,984
Electrical components & equipment: 0.09%
Energizer Holdings, Inc.144A	4.75	6-15-2028	165,000	162,751
WESCO Distribution, Inc.144A	6.38	3-15-2029	240,000	244,725
				407,476
Machinery-diversified: 0.05%
Chart Industries, Inc.144A	7.50	1-1-2030	10,000	10,381
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	200,000	200,050
				210,431
Packaging & containers: 0.07%
Clydesdale Acquisition Holdings, Inc.144A	6.63	4-15-2029	165,000	162,405
Owens-Brockway Glass Container, Inc.144A	6.63	5-13-2027	145,000	145,148
				307,553
Trucking & leasing: 0.10%
FTAI Aviation Investors LLC144A	5.50	5-1-2028	430,000	429,823
Technology: 0.14%
Software: 0.14%
Cloud Software Group, Inc.144A	6.50	3-31-2029	380,000	369,989
Fair Isaac Corp.144A	4.00	6-15-2028	110,000	107,243
Rocket Software, Inc.144A	9.00	11-28-2028	140,000	139,307
				616,539
Utilities: 0.21%
Electric: 0.21%
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	305,000	299,661
PG&E Corp.	5.00	7-1-2028	175,000	174,144
Vistra Operations Co. LLC144A	5.00	7-31-2027	150,000	149,973
XPLR Infrastructure Operating Partners LP144A	4.50	9-15-2027	285,000	282,906
				906,684
Total corporate bonds and notes (Cost $25,220,793)				25,425,817
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 25

Consolidated portfolio of investments—April 30, 2026

	Shares	Value
Investment companies: 6.79%
Exchange-traded funds: 6.79%
iShares MSCI Brazil ETF	385,000	$15,284,500
iShares MSCI South Korea ETF	91,327	14,681,728
Total investment companies (Cost $27,653,022)		29,966,228

	Interest rate	Maturity date	Principal
Loans: 0.04%
Consumer, cyclical: 0.01%
Airlines: 0.01%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	7.44%	4-1-2031	$68,602	67,928
Consumer, non-cyclical: 0.00%
Healthcare-products: 0.00%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+3.75%)±	7.40	1-15-2031	9,950	9,997
Financial: 0.03%
Diversified financial services: 0.03%
Jane Street Group LLC (U.S. SOFR 3 Month+2.00%)±	5.67	12-15-2031	104,724	104,528
Insurance: 0.00%
Asurion LLC (U.S. SOFR 3 Month+4.25%)±	8.01	8-19-2028	13,578	13,570
Total loans (Cost $193,838)				196,023
U.S. Treasury securities: 16.82%
TIPS	0.13	4-15-2027	5,334,738	5,317,716
TIPS	0.13	1-15-2030	5,333,748	5,136,846
TIPS	0.13	7-15-2030	4,817,081	4,618,591
TIPS	0.13	1-15-2031	4,217,270	3,996,141
TIPS	0.13	7-15-2031	1,792,018	1,687,713
TIPS	0.13	1-15-2032	3,076,355	2,857,506
TIPS	0.13	2-15-2051	1,895,005	1,006,349
TIPS	0.25	7-15-2029	1,181,530	1,155,689
TIPS	0.25	2-15-2050	203,339	115,212
TIPS	0.38	7-15-2027	3,332,546	3,336,737
TIPS	0.50	1-15-2028	4,735,445	4,711,557
TIPS	0.63	2-15-2043	483,184	357,246
TIPS	0.75	2-15-2042	144,598	111,872
TIPS	0.88	1-15-2029	3,099,082	3,090,738
TIPS	1.00	2-15-2048	1,517,091	1,091,998
TIPS	1.00	2-15-2049	1,577,605	1,120,106
TIPS	1.38	7-15-2033	4,878,844	4,808,108
TIPS	1.38	2-15-2044	1,514,095	1,256,564
TIPS	1.50	2-15-2053	1,313,508	1,005,114
TIPS	1.63	10-15-2027	4,538,763	4,614,456
TIPS	1.75	1-15-2034	1,902,645	1,909,291
TIPS	1.88	7-15-2034	3,675,683	3,720,173
TIPS	2.13	1-15-2035	6,004,856	6,151,607
The accompanying notes are an integral part of these consolidated financial statements.
26 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
TIPS	2.13%	2-15-2040	$1,451,213	$1,428,621
TIPS	2.13	2-15-2041	2,006,740	1,951,847
TIPS	2.13	2-15-2054	1,011,379	890,488
TIPS	2.50	1-15-2029	852,219	886,829
TIPS	3.88	4-15-2029	119,251	128,962
U.S. Treasury Inflation-Indexed Bonds	1.00	2-15-2046	1,778,845	1,322,076
U.S. Treasury Inflation-Indexed Bonds	2.38	2-15-2056	680,508	631,719
U.S. Treasury Inflation-Indexed Bonds	3.38	4-15-2032	1,362,155	1,510,945
U.S. Treasury Inflation-Indexed Notes	1.88	1-15-2036	2,332,853	2,324,110
Total U.S. Treasury securities (Cost $77,125,394)				74,252,927
Yankee corporate bonds and notes: 0.88%
Basic materials: 0.04%
Mining: 0.04%
Alumina Pty. Ltd.144A	6.13	3-15-2030	170,000	173,767
Communications: 0.07%
Internet: 0.07%
Rakuten Group, Inc.144A	11.25	2-15-2027	295,000	306,716
Consumer, cyclical: 0.36%
Airlines: 0.18%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	475,000	480,323
Latam Airlines Group SA144A	7.63	1-7-2031	140,000	142,100
Latam Airlines Group SA144A	7.88	4-15-2030	145,000	147,900
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	7.88	5-1-2027	45,000	45,003
				815,326
Auto manufacturers: 0.02%
Nissan Motor Co. Ltd.144A	4.35	9-17-2027	75,000	74,102
Auto parts & equipment: 0.03%
Forvia SE144A	8.00	6-15-2030	130,000	136,739
Leisure time: 0.13%
Carnival Corp.144A	5.13	5-1-2029	130,000	129,610
Royal Caribbean Cruises Ltd.144A	5.38	7-15-2027	455,000	456,523
				586,133
Consumer, non-cyclical: 0.08%
Cosmetics/Personal Care: 0.02%
Perrigo Finance Unlimited Co.	5.15	6-15-2030	120,000	113,817
Healthcare-products: 0.06%
Bausch & Lomb Corp.144A	8.38	10-1-2028	245,000	252,962
Energy: 0.02%
Pipelines: 0.02%
Enbridge, Inc. (5 Year Treasury Constant Maturity+3.71%)±	7.38	1-15-2083	100,000	102,444
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 27

Consolidated portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Financial: 0.17%
Banks: 0.03%
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity+4.64%)144Aʊ±	5.88%	1-24-2027	$120,000	$119,806
Diversified financial services: 0.14%
GGAM Finance Ltd.144A	6.88	4-15-2029	110,000	112,379
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	275,000	278,936
goeasy Ltd.144A	9.25	12-1-2028	90,000	85,108
Macquarie AirFinance Holdings Ltd.144A	6.40	3-26-2029	140,000	144,729
				621,152
Industrial: 0.05%
Packaging & containers: 0.05%
Trivium Packaging Finance BV144A	8.25	7-15-2030	200,000	208,538
Technology: 0.04%
Computers: 0.04%
Seagate Data Storage Technology Pte. Ltd.144A	8.25	12-15-2029	155,000	161,988
Utilities: 0.05%
Electric: 0.05%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	10,000	9,873
Emera, Inc. Series 16-A (U.S. SOFR 3 Month+5.44%)±	6.75	6-15-2076	205,000	205,124
				214,997
Total yankee corporate bonds and notes (Cost $3,874,949)				3,888,487

		Yield	Shares
Short-term investments: 32.58%
Investment companies: 32.58%
Allspring Government Money Market Fund Select Class♠∞*		3.60	143,823,899	143,823,899
Total short-term investments (Cost $143,823,899)				143,823,899
Total investments in securities (Cost $371,769,091)	91.12%			402,251,649
Other assets and liabilities, net	8.88			39,198,644
Total net assets	100.00%			$441,450,293

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
*	A portion of the holding represents an investment held in Real Return Special Investments (Cayman) Ltd., the consolidated entity.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
TIPS	Treasury Inflation-Protected Securities
The accompanying notes are an integral part of these consolidated financial statements.
28 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$97,077,493	$261,313,861	$(214,567,455)	$0	$0	$143,823,899	143,823,899	$4,855,902
Forward foreign currency contracts
Currency to be received		Currency to be delivered		Counterparty	Settlement date	Unrealized gains	Unrealized losses
AUD	1,713,000	USD	1,227,308	Morgan Stanley, Inc.	6-17-2026	$4,973	$0
BRL	10,496,000	USD	1,994,831	Morgan Stanley, Inc.	6-17-2026	102,137	0
USD	180,381	CAD	244,000	Morgan Stanley, Inc.	6-17-2026	398	0
USD	4,161,767	CAD	5,762,000	Morgan Stanley, Inc.	6-17-2026	0	(88,502)
USD	691,433	CHF	533,000	Morgan Stanley, Inc.	6-17-2026	6,109	0
USD	2,308,118	CHF	1,815,000	Morgan Stanley, Inc.	6-17-2026	0	(25,583)
CLP	699,339,000	USD	782,547	Morgan Stanley, Inc.	6-17-2026	0	(5,302)
CLP	495,290,000	USD	540,686	Morgan Stanley, Inc.	6-17-2026	9,779	0
CZK	15,689,000	USD	747,321	Morgan Stanley, Inc.	6-17-2026	8,201	0
USD	2,634,476	CZK	55,669,000	Morgan Stanley, Inc.	6-17-2026	0	(46,329)
USD	205,995	EUR	177,000	Morgan Stanley, Inc.	6-17-2026	0	(2,153)
USD	2,572,433	EUR	2,210,000	Morgan Stanley, Inc.	6-17-2026	0	(26,472)
GBP	401,000	USD	538,330	Morgan Stanley, Inc.	6-17-2026	7,288	0
USD	3,509,262	GBP	2,640,000	Morgan Stanley, Inc.	6-17-2026	0	(82,840)
HUF	398,474,000	USD	1,189,803	Morgan Stanley, Inc.	6-17-2026	91,136	0
USD	182,608	IDR	3,091,568,000	Morgan Stanley, Inc.	6-17-2026	4,365	0
USD	4,146,848	IDR	70,468,211,000	Morgan Stanley, Inc.	6-17-2026	84,029	0
USD	3,167,828	INR	294,608,000	Morgan Stanley, Inc.	6-17-2026	75,437	0
USD	1,735,879	INR	165,162,000	Morgan Stanley, Inc.	6-17-2026	2,235	0
USD	733,684	JPY	115,445,000	Morgan Stanley, Inc.	6-17-2026	0	(6,272)
USD	1,514,998	JPY	238,847,000	Morgan Stanley, Inc.	6-17-2026	0	(15,915)
USD	3,118,928	KRW	4,579,987,000	Morgan Stanley, Inc.	6-17-2026	27,472	0
KRW	4,194,340,000	USD	2,790,651	Morgan Stanley, Inc.	6-17-2026	40,497	0
MXN	34,330,000	USD	1,934,521	Morgan Stanley, Inc.	6-17-2026	23,668	0
USD	121,485	NOK	1,170,000	Morgan Stanley, Inc.	6-17-2026	0	(4,740)
NOK	8,171,000	USD	846,104	Morgan Stanley, Inc.	6-17-2026	35,419	0
NZD	1,838,000	USD	1,093,996	Morgan Stanley, Inc.	6-17-2026	0	(6,614)
USD	2,819,376	NZD	4,883,000	Morgan Stanley, Inc.	6-17-2026	0	(69,464)
PLN	2,270,000	USD	619,559	Morgan Stanley, Inc.	6-17-2026	6,632	0
USD	1,437,788	PLN	5,308,000	Morgan Stanley, Inc.	6-17-2026	0	(26,453)
SEK	3,972,000	USD	434,358	Morgan Stanley, Inc.	6-17-2026	0	(3,179)
USD	1,672,577	SEK	15,647,000	Morgan Stanley, Inc.	6-17-2026	0	(25,977)
ZAR	34,786,000	USD	2,110,941	Morgan Stanley, Inc.	6-17-2026	0	(29,390)
						$529,775	$(465,185)
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 29

Consolidated portfolio of investments—April 30, 2026

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
LME Copper Futures**	16	5-18-2026	$4,929,242	$5,175,096	$245,854	$0
LME Lead Futures**	9	5-18-2026	422,717	439,249	16,532	0
LME Nickel Futures**	11	5-18-2026	1,117,162	1,275,057	157,895	0
LME Primary Aluminum Futures**	34	5-18-2026	2,793,513	3,004,087	210,574	0
LME Zinc Futures**	20	5-18-2026	1,522,788	1,683,540	160,752	0
Light Sweet Crude Oil Futures**	30	5-19-2026	2,635,744	3,152,100	516,356	0
Volatility Index	681	5-19-2026	16,306,960	13,264,109	0	(3,042,851)
Henry Hub Natural Gas Futures**	12	5-27-2026	337,828	332,040	0	(5,788)
Bitcoin Futures**	1	5-29-2026	389,699	383,700	0	(5,999)
Brent Crude Oil Futures**	82	5-29-2026	7,510,822	9,052,800	1,541,978	0
10-Year Euro BUND	296	6-8-2026	43,923,729	43,550,102	0	(373,627)
2-Year Euro SCHATZ	419	6-8-2026	52,109,629	52,003,537	0	(106,092)
Gas Oil Futures**	14	6-11-2026	1,449,687	1,725,850	276,163	0
TOPIX Index	4	6-11-2026	975,071	956,597	0	(18,474)
Yen-Denominated Nikkei 225 Futures	93	6-11-2026	17,629,084	17,770,720	141,636	0
Lean Hogs Futures**	80	6-12-2026	3,299,405	3,272,800	0	(26,605)
10-Year Australian Bond	559	6-15-2026	43,457,601	43,087,739	0	(369,862)
3-Year Australian Bond	587	6-15-2026	43,814,263	43,686,267	0	(127,996)
LME Copper Futures**	3	6-15-2026	995,418	972,466	0	(22,952)
LME Lead Futures**	3	6-15-2026	145,855	146,545	690	0
LME Nickel Futures**	4	6-15-2026	437,664	465,269	27,605	0
LME Primary Aluminum Futures**	8	6-15-2026	733,448	701,584	0	(31,864)
LME Zinc Futures**	5	6-15-2026	430,843	421,760	0	(9,083)
10-Year U.S. Treasury Notes	306	6-18-2026	34,235,886	33,841,687	0	(394,199)
E-Mini NASDAQ 100 Index	62	6-18-2026	32,836,878	34,219,040	1,382,162	0
E-Mini Russell 2000 Index	4	6-18-2026	501,403	561,560	60,157	0
S&P/TSX 60 Index	8	6-18-2026	2,242,587	2,337,188	94,601	0
10-Year Canadian Bond	502	6-19-2026	44,651,977	44,026,400	0	(625,577)
Euro STOXX 50 Index	32	6-19-2026	2,121,118	2,193,317	72,199	0
FTSE 100 Index	21	6-19-2026	2,943,205	2,965,734	22,529	0
MSCI Emerging Markets Index	9	6-19-2026	720,026	735,390	15,364	0
Long Gilt Futures	172	6-26-2026	20,767,391	20,266,299	0	(501,092)
5-Year U.S. Treasury Notes	102	6-30-2026	11,032,857	10,999,266	0	(33,591)
Live Cattle Futures**	53	6-30-2026	5,017,156	5,384,800	367,644	0
NY Harbor ULSD Futures**	14	6-30-2026	1,949,069	2,286,262	337,193	0
Reformulated Gasoline Blendstock for Oxygen Blending Futures**	14	6-30-2026	1,710,477	2,027,012	316,535	0
Number 2 Cotton Futures**	112	7-9-2026	4,384,553	4,603,200	218,647	0
Corn Futures**	100	7-14-2026	2,323,411	2,373,750	50,339	0
Hard Red Winter Wheat Futures**	14	7-14-2026	454,700	485,450	30,750	0
Soybean Futures**	59	7-14-2026	3,491,314	3,526,725	35,411	0
Soybean Meal Futures**	13	7-14-2026	425,431	414,570	0	(10,861)
Soybean Oil Futures**	23	7-14-2026	936,096	1,028,652	92,556	0
Wheat Futures**	32	7-14-2026	959,428	1,018,800	59,372	0
Cocoa Futures**	97	7-16-2026	3,272,370	3,461,930	189,560	0
C Coffee Futures**	20	7-21-2026	2,155,991	2,141,625	0	(14,366)
Silver Futures**	10	7-29-2026	4,045,251	3,701,400	0	(343,851)
Brent Crude Oil Futures**	209	10-30-2026	17,348,528	18,360,650	1,012,122	0
Short
CAC 40 Index	(11)	5-15-2026	(1,049,742)	(1,039,977)	9,765	0
LME Lead Futures**	(10)	5-18-2026	(470,609)	(488,055)	0	(17,446)
The accompanying notes are an integral part of these consolidated financial statements.
30 | Allspring Real Return Portfolio

Consolidated portfolio of investments—April 30, 2026

Futures contracts (continued)
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short (continued)
LME Nickel Futures**	(2)	5-18-2026	$(202,535)	$(231,828)	$0	$(29,293)
LME Primary Aluminum Futures**	(6)	5-18-2026	(535,503)	(530,133)	5,370	0
LME Zinc Futures**	(1)	5-18-2026	(82,578)	(84,177)	0	(1,599)
10-Year Euro BUND Index	(34)	6-8-2026	(5,049,956)	(5,002,377)	47,579	0
10-Year Australian Bond	(277)	6-15-2026	(21,472,310)	(21,351,169)	121,141	0
10-Year Japanese Bond	(18)	6-15-2026	(15,169,779)	(14,861,742)	308,037	0
10-Year U.S. Treasury Notes	(56)	6-18-2026	(6,213,718)	(6,193,250)	20,468	0
E-Mini NASDAQ 100 Index	(4)	6-18-2026	(1,926,580)	(2,207,680)	0	(281,100)
E-Mini S&P 500 Index	(38)	6-18-2026	(13,434,117)	(13,763,125)	0	(329,008)
S&P ASX Share Price Index 200	(14)	6-18-2026	(2,194,179)	(2,184,185)	9,994	0
Ultra U.S. Treasury Bond	(112)	6-18-2026	(13,493,985)	(12,883,500)	610,485	0
10-Year Canadian Bond	(41)	6-19-2026	(3,673,905)	(3,595,782)	78,123	0
DAX Index	(1)	6-19-2026	(687,281)	(715,545)	0	(28,264)
Euro STOXX 50 Index	(448)	6-19-2026	(30,410,570)	(30,706,431)	0	(295,861)
Gold 100 Troy Ounces Futures**	(51)	6-26-2026	(23,389,703)	(23,610,960)	0	(221,257)
Long Gilt Futures	(354)	6-26-2026	(41,775,909)	(41,710,871)	65,038	0
Number 11 World Sugar Futures**	(2)	6-30-2026	(30,142)	(32,726)	0	(2,584)
					$8,929,176	$(7,271,142)

**	Represents an investment held in Real Return Special Investments (Cayman) Ltd., the consolidated entity.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 31

Consolidated statement of assets and liabilities—April 30, 2026
Consolidated financial statements
Consolidated statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $227,945,192)	$258,427,750
Investments in affiliated securities, at value (cost $143,823,899)	143,823,899
Cash	1,143
Cash at broker segregated for futures contracts	37,623,800
Foreign currency, at value (cost $71,284)	40,533
Receivable for daily variation margin on open futures contracts	2,098,104
Receivable for dividends and interest	1,122,846
Unrealized gains on forward foreign currency contracts	529,775
Receivable for investments sold	52
Prepaid expenses and other assets	697,356
Total assets	444,365,258
Liabilities
Payable for daily variation margin on open futures contracts	2,249,502
Unrealized losses on forward foreign currency contracts	465,185
Advisory fee payable	123,030
Payable for investments purchased	54,456
Accrued expenses and other liabilities	22,792
Total liabilities	2,914,965
Total net assets	$441,450,293
The accompanying notes are an integral part of these consolidated financial statements.
32 | Allspring Real Return Portfolio

Consolidated Statement of operations
Consolidated statement of operations
Investment income
Interest	$5,017,691
Income from affiliated securities	4,855,902
Dividends (net of foreign withholdings taxes of $24,784)	1,434,410
Total investment income	11,308,003
Expenses
Advisory fee	1,388,659
Custody and accounting fees	42,898
Professional fees	76,370
Registration fees	30
Interest holder report expenses	9,348
Trustees’ fees and expenses	8,129
Other fees and expenses	36,882
Total expenses	1,562,316
Less: Fee waivers and/or expense reimbursements	(190,854)
Net expenses	1,371,462
Net investment income	9,936,541
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	6,606,109
Foreign currency and foreign currency translations	(29,710)
Forward foreign currency contracts	1,271,145
Futures contracts	32,571,134
Net realized gains on investments	40,418,678
Net change in unrealized gains (losses) on
Unaffiliated securities	23,537,314
Foreign currency and foreign currency translations	(29,842)
Forward foreign currency contracts	28,297
Futures contracts	1,814,157
Net change in unrealized gains (losses) on investments	25,349,926
Net realized and unrealized gains (losses) on investments	65,768,604
Net increase in net assets resulting from operations	$75,705,145
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 33

Consolidated statement of changes in net assets
Consolidated statement of changes in net assets
	Year ended April 30, 2026	Year ended April 30, 2025
Operations
Net investment income	$9,936,541	$8,623,210
Net realized gains on investments	40,418,678	10,354,406
Net change in unrealized gains (losses) on investments	25,349,926	9,247,217
Net increase in net assets resulting from operations	75,705,145	28,224,833
Capital transactions
Transactions in investors’ beneficial interests
Contributions	89,474,767	99,392,530
Withdrawals	(12,675,473)	(76,986,128)
Net increase in net assets resulting from capital transactions	76,799,294	22,406,402
Total increase in net assets	152,504,439	50,631,235
Net assets
Beginning of period	288,945,854	238,314,619
End of period	$441,450,293	$288,945,854
The accompanying notes are an integral part of these consolidated financial statements.
34 | Allspring Real Return Portfolio

Consolidated financial highlights
Consolidated financial highlights

	Year ended April 30			Year ended May 31
	2026	2025	2024[1]	2023	2022	2021
Total return[2]	23.49%	12.02%	2.30%	(2.73)%	(0.14)%	9.58%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.47%	0.46%	0.49%	0.48%	0.47%
Net expenses[3]	0.40%	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.86%	3.44%	4.07%	4.45%	5.54%	2.57%
Supplemental Data
Portfolio turnover rate	57%	61%	49%	22%	31%	20%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]
Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.

[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these consolidated financial statements.
Allspring Real Return Portfolio | 35

Notes to consolidated financial statements
Notes to consolidated financial statements
1.ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Allspring Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.INVESTMENT IN SUBSIDIARY
The Portfolio invests in direct or indirect investments in various derivatives, including commodity-linked derivatives, through Real Return Special Investments (Cayman) Ltd (the “Subsidiary”), a wholly owned subsidiary incorporated on June 27, 2023 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of April 30, 2026, the Subsidiary had $70,813,625 of investments in affiliates and cash at broker segregated for futures contacts representing 98.80% of its net assets. As of April 30, 2026, the Portfolio held $71,670,258 in the Subsidiary, representing 19.38% of the Portfolio’s net assets prior to consolidation.
The consolidated financial statements of the Portfolio include the financial results of the Subsidiary. The Consolidated portfolio of investments includes positions of the Portfolio and the Subsidiary and the consolidated financial statements include the accounts of the Portfolio and the Subsidiary. Accordingly, all interfund balances and transactions between the Portfolio and the Subsidiary have been eliminated in consolidation.
3.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2026, such fair value pricing was not used in pricing foreign securities.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports
36 | Allspring Real Return Portfolio

Notes to consolidated financial statements
of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Loans
The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Consolidated statement of assets and liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Portfolio is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Portfolio and the counterparty.
Futures contracts
Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, commodity prices, foreign exchange rates and digital assets values and is subject to interest rate risk, equity price risk, commodity price risk, foreign currency risk and digital assets risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated statement of assets and liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated statement of operations.
Inflation-indexed bonds and TIPS
The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide
Allspring Real Return Portfolio | 37

Notes to consolidated financial statements
a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $381,435,625 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$38,240,902
Gross unrealized losses	(15,702,254)
Net unrealized gains	$22,538,648
4.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
38 | Allspring Real Return Portfolio

Notes to consolidated financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$6,954,933	$0	$0	$6,954,933
Consumer discretionary	7,884,721	0	0	7,884,721
Consumer staples	3,378,940	0	0	3,378,940
Energy	4,185,894	0	0	4,185,894
Financials	7,975,348	0	0	7,975,348
Health care	9,849,598	0	0	9,849,598
Industrials	14,568,872	0	0	14,568,872
Information technology	29,873,456	0	0	29,873,456
Materials	16,852,653	136,964	0	16,989,617
Real estate	19,899,358	0	0	19,899,358
Utilities	3,137,531	0	0	3,137,531
Corporate bonds and notes	0	25,425,817	0	25,425,817
Investment companies	29,966,228	0	0	29,966,228
Loans	0	196,023	0	196,023
U.S. Treasury securities	74,252,927	0	0	74,252,927
Yankee corporate bonds and notes	0	3,888,487	0	3,888,487
Short-term investments
Investment companies	143,823,899	0	0	143,823,899
	372,604,358	29,647,291	0	402,251,649
Forward foreign currency contracts	0	529,775	0	529,775
Futures contracts	8,929,176	0	0	8,929,176
Total assets	$381,533,534	$30,177,066	$0	$411,710,600
Liabilities
Forward foreign currency contracts	$0	$465,185	$0	$465,185
Futures contracts	7,271,142	0	0	7,271,142
Total liabilities	$7,271,142	$465,185	$0	$7,736,327
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated portfolio of investments. For futures contracts, the current day’s variation margin is reported on the Consolidated statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Consolidated portfolio of investments.
At April 30, 2026, the Portfolio did not have any transfers into/out of Level 3.
5.TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
Allspring Real Return Portfolio | 39

Notes to consolidated financial statements
For the year ended April 30, 2026, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC (“Allspring Investments”) and Allspring Global Investments (UK) Limited (“Allspring UK”), each an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, serves as subadvisers to the Portfolio.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the year ended April 30, 2026.
6.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2026 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$17,814,368	$151,348,527	$13,140,488	$100,924,343
7.DERIVATIVE TRANSACTIONS
During the year ended April 30, 2026, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Portfolio’s derivative activity during the year ended April 30, 2026 was as follows:
Forward foreign currency contracts
Average contract amounts to buy	$18,305,419
Average contract amounts to sell	15,314,176
Futures contracts
Average notional balance on long futures	$356,722,812
Average notional balance on short futures	124,064,932
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
40 | Allspring Real Return Portfolio

Notes to consolidated financial statements
The fair value of derivative instruments as of April 30, 2026 by primary risk type on the Consolidated statement of assets and liabilities was as follows for the Portfolio:
	Interest rate risk	Commodity risk	Equity risk	Digital Asset risk	Foreign Currency risk	Total
Asset derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$529,775	$529,775
Futures contracts	1,250,871 *	5,869,898 *	1,808,407 *	0	0	8,929,176
	$1,250,871	$5,869,898	$1,808,407	$0	$529,775	$9,458,951
Liability derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$465,185	$465,185
Futures contracts	2,532,036 *	737,549 *	3,995,558 *	5,999 *	0	7,271,142
	$2,532,036	$737,549	$3,995,558	$5,999	$465,185	$7,736,327

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the Consolidated  portfolio of investments. For futures contracts, only the current day’s variation margin as of April 30, 2026 is reported separately on the Consolidated  statement of assets and liabilities.

The effect of derivative instruments on the Consolidated statement of operations for the year ended April 30, 2026 was as follows:
	Interest rate risk	Commodity risk	Equity risk	Digital Asset risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$1,271,145	$1,271,145
Futures contracts	(6,080,046)	32,148,523	7,347,318	14,481	(859,142)	32,571,134
	$(6,080,046)	$32,148,523	$7,347,318	$14,481	$412,003	$33,842,279
Net change in unrealized gains (losses) on derivatives
Forward foreign currency contracts	$0	$0	$0	$0	$28,297	$28,297
Futures contracts	(2,690,466)	4,352,898	502,364	(5,999)	(344,640)	1,814,157
	$(2,690,466)	$4,352,898	$502,364	$(5,999)	$(316,343)	$1,842,454
For certain types of derivative transactions, the Portfolio has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated statement of assets and liabilities. Securities pledged as collateral, if any, are noted in the Consolidated  portfolio of investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated statement of assets and liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated statement of assets and liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley, Inc.	$529,775	$(465,185)	$0	$64,590

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley, Inc.	$465,185	$(465,185)	$0	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
Allspring Real Return Portfolio | 41

Notes to consolidated financial statements
8.BANK BORROWINGS
The Portfolio, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to portfolio interest holder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Portfolio under the agreement.
9.INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
10.OPERATING SEGMENTS
The Portfolio operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Portfolio acts as the Portfolio’s CODM. The CODM monitors the operating results of the Portfolio as a whole and the Portfolio’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Portfolio’s prospectus which is executed by the Portfolio’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Portfolio’s single segment. This information is consistent with that presented within the Portfolio’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Consolidated statement of operations.
42 | Allspring Real Return Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Allspring Real Return Portfolio (the Portfolio), a series of Allspring Master Trust, including the consolidated portfolio of investments, as of April 30, 2026, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
Allspring Real Return Portfolio | 43

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 3% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $132,379 of income dividends paid during the fiscal year ended April 30, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended April 30, 2026, $1,131,153 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended April 30, 2026, 8% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

44 | Allspring Real Return Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Consolidated statement of operations.
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Not applicable

Allspring Real Return Fund | 45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR1753 04-26

Allspring Core Bond Fund
Long Form Financial Statements
Annual Report
April 30, 2026

Allspring Core Bond Fund | 1

Portfolio of investments—April 30, 2026
Portfolio of investments

		Value
Investment companies: 100.06%
Affiliated master portfolio: 100.06%
Allspring Core Bond Portfolio		$4,590,884,946
Total investment companies (Cost $4,645,970,796)		4,590,884,946
Total investments in securities (Cost $4,645,970,796)	100.06%	4,590,884,946
Other assets and liabilities, net	(0.06)	(2,531,002)
Total net assets	100.00%	$4,588,353,944
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period
Allspring Core Bond Portfolio	97.24%	99.81%	$3,718,944	$(5,682,387)	$5,751,315	$224,088,697	$4,590,884,946
The accompanying notes are an integral part of these financial statements.
2 | Allspring Core Bond Fund

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $4,645,970,796)	$4,590,884,946
Receivable for Fund shares sold	2,844,760
Receivable from manager	163,144
Prepaid expenses and other assets	106,442
Total assets	4,593,999,292
Liabilities
Payable for Fund shares redeemed	4,162,442
Dividends payable	1,059,835
Administration fees payable	261,761
Shareholder servicing fees payable	83,515
Distribution fee payable	5,019
Trustees’ fees and expenses payable	4,132
Accrued expenses and other liabilities	68,644
Total liabilities	5,645,348
Total net assets	$4,588,353,944
Net assets consist of
Paid-in capital	$5,345,762,263
Total distributable loss	(757,408,319)
Total net assets	$4,588,353,944
Computation of net asset value and offering price per share
Net assets–Class A	$218,763,825
Shares outstanding–Class A1	19,253,234
Net asset value per share–Class A	$11.36
Maximum offering price per share – Class A2	$11.90
Net assets–Class C	$8,111,308
Shares outstanding–Class C1	721,545
Net asset value per share–Class C	$11.24
Net assets–Class R6	$1,361,694,730
Shares outstanding–Class R6[1]	123,085,150
Net asset value per share–Class R6	$11.06
Net assets–Administrator Class	$178,721,962
Shares outstanding–Administrator Class[1]	16,137,985
Net asset value per share–Administrator Class	$11.07
Net assets–Institutional Class	$2,821,062,119
Shares outstanding–Institutional Class[1]	255,089,460
Net asset value per share–Institutional Class	$11.06
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 3

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Interest allocated from affiliated Master Portfolio (net of foreign withholding taxes of $2,364)	$224,088,697
Affiliated income allocated from affiliated Master Portfolio	5,751,315
Interest	5,625
Expenses allocated from affiliated Master Portfolio	(17,494,924)
Waivers allocated from affiliated Master Portfolio	1,297,172
Total investment income	213,647,885
Expenses
Management fee	2,442,687
Administration fees
Class A	435,826
Class C	11,891
Class R6	456,298
Administrator Class	194,172
Institutional Class	2,305,986
Shareholder servicing fees
Class A	726,377
Class C	19,818
Administrator Class	481,907
Distribution fee
Class C	59,453
Custody and accounting fees	98,223
Professional fees	50,673
Registration fees	182,523
Shareholder report expenses	184,091
Trustees’ fees and expenses	56,909
Other fees and expenses	102,199
Total expenses	7,809,033
Less: Fee waivers and/or expense reimbursements
Fund-level	(4,623,159)
Class A	(13,678)
Class C	(10)
Administrator Class	(961)
Net expenses	3,171,225
Net investment income	210,476,660
Realized and unrealized gains (losses) on investments
Net realized gains on investments allocated from affiliated Master Portfolio	3,718,944
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	(5,682,387)
Net realized and unrealized gains (losses) on investments	(1,963,443)
Net increase in net assets resulting from operations	$208,513,217
The accompanying notes are an integral part of these financial statements.
4 | Allspring Core Bond Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026		Year ended April 30, 2025
Operations
Net investment income		$210,476,660		$223,086,723
Net realized gains (losses) on investments		3,718,944		(12,793,217)
Net change in unrealized gains (losses) on investments		(5,682,387)		184,395,398
Net increase in net assets resulting from operations		208,513,217		394,688,904
Distributions to shareholders from
Net investment income and net realized gains
Class A		(11,605,012)		(11,741,556)
Class C		(256,479)		(232,490)
Class R6		(66,412,139)		(75,079,282)
Administrator Class		(7,845,093)		(8,618,798)
Institutional Class		(124,335,288)		(127,539,841)
Total distributions to shareholders		(210,454,011)		(223,211,967)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,565,872	40,766,220	4,661,696	52,933,029
Class C	203,919	2,304,715	219,232	2,462,892
Class R6	25,984,329	288,889,818	60,922,007	673,617,154
Administrator Class	991,340	11,024,323	4,618,240	51,100,653
Institutional Class	101,474,818	1,132,276,178	82,262,885	907,263,665
		1,475,261,254		1,687,377,393
Reinvestment of distributions
Class A	956,989	10,957,812	975,694	11,081,103
Class C	22,626	256,300	20,637	231,858
Class R6	4,629,722	51,590,538	4,570,905	50,549,524
Administrator Class	697,794	7,784,659	772,973	8,556,931
Institutional Class	10,930,914	121,819,233	11,359,176	125,539,412
		192,408,542		195,958,828
Payment for shares redeemed
Class A	(11,382,869)	(129,340,326)	(4,198,271)	(47,504,128)
Class C	(141,117)	(1,596,566)	(260,024)	(2,915,168)
Class R6	(66,559,453)	(741,885,642)	(46,100,352)	(508,992,308)
Administrator Class	(4,247,501)	(47,343,606)	(4,747,749)	(52,641,885)
Institutional Class	(112,406,083)	(1,255,855,371)	(106,307,226)	(1,174,928,928)
		(2,176,021,511)		(1,786,982,417)
Net increase (decrease) in net assets resulting from capital share transactions		(508,351,715)		96,353,804
Total increase (decrease) in net assets		(510,292,509)		267,830,741
Net assets
Beginning of period		5,098,646,453		4,830,815,712
End of period		$4,588,353,944		$5,098,646,453
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 5

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Class A	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$11.38	$10.99	$11.42	$12.01	$13.43	$14.17
Net investment income	0.46 [2]	0.46 [2]	0.40 [2]	0.31 [2]	0.12	0.12 [2]
Net realized and unrealized gains (losses) on investments	(0.02)	0.39	(0.43)	(0.59)	(1.30)	(0.06)
Total from investment operations	0.44	0.85	(0.03)	(0.28)	(1.18)	0.06
Distributions to shareholders from
Net investment income	(0.46)	(0.46)	(0.40)	(0.30)	(0.12)	(0.15)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.12)	(0.65)
Total distributions to shareholders	(0.46)	(0.46)	(0.40)	(0.31)	(0.24)	(0.80)
Net asset value, end of period	$11.36	$11.38	$10.99	$11.42	$12.01	$13.43
Total return[3]	3.88%	7.85%	(0.23)%	(2.33)%	(8.95)%	0.31%
Ratios to average net assets (annualized)*
Gross expenses	0.79%	0.79%	0.79%	0.83%	0.82%	0.82%
Net expenses	0.70%	0.68%	0.70%	0.77%	0.78%	0.78%
Net investment income	4.00%	4.08%	3.88%	2.66%	0.91%	0.87%
Supplemental data
Portfolio turnover rate[4]	363%	373%	350%	384%	432%	457%
Net assets, end of period (000s omitted)	$218,764	$297,114	$271,188	$273,980	$324,431	$370,882

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.33%
Year ended April 30, 2025	0.33%
Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]
Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.

[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
6 | Allspring Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Class C	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$11.26	$10.87	$11.30	$11.88	$13.29	$14.03
Net investment income	0.37 [2]	0.37 [2]	0.32 [2]	0.22 [2]	0.05	0.03
Net realized and unrealized gains (losses) on investments	(0.02)	0.39	(0.43)	(0.58)	(1.32)	(0.07)
Total from investment operations	0.35	0.76	(0.11)	(0.36)	(1.27)	(0.04)
Distributions to shareholders from
Net investment income	(0.37)	(0.37)	(0.32)	(0.21)	(0.02)	(0.05)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.12)	(0.65)
Total distributions to shareholders	(0.37)	(0.37)	(0.32)	(0.22)	(0.14)	(0.70)
Net asset value, end of period	$11.24	$11.26	$10.87	$11.30	$11.88	$13.29
Total return[3]	3.10%	7.07%	(0.96)%	(3.03)%	(9.65)%	(0.45)%
Ratios to average net assets (annualized)*
Gross expenses	1.54%	1.54%	1.54%	1.58%	1.57%	1.57%
Net expenses	1.45%	1.45%	1.45%	1.52%	1.53%	1.53%
Net investment income	3.23%	3.31%	3.13%	1.92%	0.13%	0.16%
Supplemental data
Portfolio turnover rate[4]	363%	373%	350%	384%	432%	457%
Net assets, end of period (000s omitted)	$8,111	$7,161	$7,137	$6,863	$7,806	$13,399

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.33%
Year ended April 30, 2025	0.33%
Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]
Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.

[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 7

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Class R6	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$11.08	$10.70	$11.12	$11.69	$13.08	$13.82
Net investment income	0.49 [2]	0.49 [2]	0.42 [2]	0.34 [2]	0.17	0.18 [2]
Net realized and unrealized gains (losses) on investments	(0.02)	0.38	(0.41)	(0.56)	(1.27)	(0.06)
Total from investment operations	0.47	0.87	0.01	(0.22)	(1.10)	0.12
Distributions to shareholders from
Net investment income	(0.49)	(0.49)	(0.43)	(0.34)	(0.17)	(0.21)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.12)	(0.65)
Total distributions to shareholders	(0.49)	(0.49)	(0.43)	(0.35)	(0.29)	(0.86)
Net asset value, end of period	$11.06	$11.08	$10.70	$11.12	$11.69	$13.08
Total return[3]	4.26%	8.23%	0.09%	(1.90)%	(8.61)%	0.70%
Ratios to average net assets (annualized)*
Gross expenses	0.42%	0.42%	0.42%	0.45%	0.44%	0.44%
Net expenses	0.33%	0.33%	0.33%	0.37%	0.37%	0.37%
Net investment income	4.37%	4.43%	4.26%	3.06%	1.32%	1.29%
Supplemental data
Portfolio turnover rate[4]	363%	373%	350%	384%	432%	457%
Net assets, end of period (000s omitted)	$1,361,695	$1,761,819	$1,494,334	$1,476,551	$1,643,353	$1,978,164

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.33%
Year ended April 30, 2025	0.33%
Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
8 | Allspring Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Administrator Class	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$11.09	$10.71	$11.13	$11.70	$13.09	$13.83
Net investment income	0.45 [2]	0.45 [2]	0.40 [2]	0.29 [2]	0.13	0.13
Net realized and unrealized gains (losses) on investments	(0.02)	0.38	(0.42)	(0.55)	(1.27)	(0.06)
Total from investment operations	0.43	0.83	(0.02)	(0.26)	(1.14)	0.07
Distributions to shareholders from
Net investment income	(0.45)	(0.45)	(0.40)	(0.30)	(0.13)	(0.16)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.12)	(0.65)
Total distributions to shareholders	(0.45)	(0.45)	(0.40)	(0.31)	(0.25)	(0.81)
Net asset value, end of period	$11.07	$11.09	$10.71	$11.13	$11.70	$13.09
Total return[3]	3.92%	7.88%	(0.19)%	(2.22)%	(8.90)%	0.37%
Ratios to average net assets (annualized)*
Gross expenses	0.74%	0.74%	0.74%	0.76%	0.74%	0.76%
Net expenses	0.65%	0.65%	0.65%	0.70%	0.69%	0.70%
Net investment income	4.04%	4.11%	4.00%	2.60%	0.99%	0.95%
Supplemental data
Portfolio turnover rate[4]	363%	373%	350%	384%	432%	457%
Net assets, end of period (000s omitted)	$178,722	$207,345	$193,394	$70,352	$177,305	$214,796

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.33%
Year ended April 30, 2025	0.33%
Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Fund | 9

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Institutional Class	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$11.08	$10.70	$11.12	$11.69	$13.07	$13.82
Net investment income	0.48 [2]	0.48 [2]	0.42 [2]	0.34 [2]	0.16	0.17
Net realized and unrealized gains (losses) on investments	(0.02)	0.38	(0.42)	(0.57)	(1.26)	(0.07)
Total from investment operations	0.46	0.86	0.00	(0.23)	(1.10)	0.10
Distributions to shareholders from
Net investment income	(0.48)	(0.48)	(0.42)	(0.33)	(0.16)	(0.20)
Net realized gains	0.00	0.00	0.00	(0.01)	(0.12)	(0.65)
Total distributions to shareholders	(0.48)	(0.48)	(0.42)	(0.34)	(0.28)	(0.85)
Net asset value, end of period	$11.06	$11.08	$10.70	$11.12	$11.69	$13.07
Total return[3]	4.20%	8.18%	0.04%	(1.95)%	(8.59)%	0.58%
Ratios to average net assets (annualized)*
Gross expenses	0.47%	0.47%	0.47%	0.50%	0.49%	0.49%
Net expenses	0.38%	0.38%	0.38%	0.41%	0.42%	0.42%
Net investment income	4.31%	4.38%	4.21%	3.05%	1.27%	1.22%
Supplemental data
Portfolio turnover rate[4]	363%	373%	350%	384%	432%	457%
Net assets, end of period (000s omitted)	$2,821,062	$2,825,208	$2,864,763	$2,635,520	$2,446,260	$2,749,647

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.33%
Year ended April 30, 2025	0.33%
Year ended April 30, 2024[1]	0.33%
Year ended May 31, 2023	0.36%
Year ended May 31, 2022	0.36%
Year ended May 31, 2021	0.35%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
10 | Allspring Core Bond Fund

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Core Bond Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2026, the Fund owned 99.81% of Allspring Core Bond Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended April 30, 2026 are included in this report and should be read in conjunction with the Fund’s financial statements.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Allspring Core Bond Fund | 11

Notes to financial statements
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $4,652,919,091 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$0
Gross unrealized losses	(62,034,145)
Net unrealized losses	$(62,034,145)
As of April 30, 2026, the Fund had capital loss carryforwards which consist of $280,047,302 in short-term capital losses and $415,409,713 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
At April 30, 2026, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$4,590,884,946
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.  Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations.  As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays, generally on a monthly basis,  Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended April 30, 2026, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee, generally paid on a monthly basis, from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.15%
Class C	0.15
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
12 | Allspring Core Bond Fund

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through August 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	0.70%
Class C	1.45
Class R6	0.33
Administrator Class	0.65
Institutional Class	0.38
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2026, Allspring Funds Distributor received $5,571 from the sale of Class A shares and $1,686 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended April 30, 2026.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2026 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$14,962,736,024	$2,833,939,396	$15,030,068,725	$3,039,978,938
6.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Fund under the agreement.
Allspring Core Bond Fund | 13

Notes to financial statements
7.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended April 30
	2026	2025
Ordinary income	$210,454,011	$223,211,967
As of April 30, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward	Total
$1,176,308	$(62,034,145)	$(695,457,015)	$(756,314,852)
Temporary differences between book-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
8.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
14 | Allspring Core Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2026, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
Allspring Core Bond Fund | 15

Portfolio of investments—April 30, 2026
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Agency securities: 38.77%
FHLMC	2.00%	10-1-2031	$2,854,686	$2,705,378
FHLMC	2.00	6-1-2040	7,087,947	6,264,862
FHLMC	2.00	7-1-2040	11,028,417	9,751,771
FHLMC	2.50	7-1-2033	3,824,235	3,773,942
FHLMC	2.50	8-1-2043	4,388,998	3,906,966
FHLMC	2.50	6-1-2046	5,222,222	4,632,811
FHLMC	2.50	11-1-2046	3,862,552	3,331,772
FHLMC	2.50	8-1-2050	3,316,481	2,847,866
FHLMC	2.50	10-1-2050	2,269,284	1,941,971
FHLMC	2.50	5-1-2051	8,546,922	7,335,866
FHLMC	2.50	7-1-2051	4,325,502	3,705,800
FHLMC	2.50	9-1-2051	8,305,355	7,135,851
FHLMC	2.50	11-1-2051	1,986,831	1,697,306
FHLMC	2.50	1-1-2052	52,074,144	44,549,332
FHLMC	2.50	2-1-2052	980,500	835,342
FHLMC	2.50	3-1-2052	2,919,620	2,485,478
FHLMC	2.50	4-1-2052	6,550,187	5,604,478
FHLMC	3.00	9-1-2030	3,714,152	3,661,190
FHLMC	3.00	7-1-2033	1,653,221	1,629,080
FHLMC	3.00	3-1-2043	1,812,806	1,656,852
FHLMC	3.00	4-1-2043	2,517,854	2,306,793
FHLMC	3.00	8-1-2043	2,414,019	2,208,785
FHLMC	3.00	6-1-2044	4,931,646	4,516,868
FHLMC	3.00	2-1-2045	5,983,852	5,440,729
FHLMC	3.00	4-1-2045	9,832,984	8,986,491
FHLMC	3.00	1-1-2046	2,941,080	2,699,120
FHLMC	3.00	9-1-2046	4,496,417	4,048,205
FHLMC	3.00	12-1-2046	14,667,531	13,369,551
FHLMC	3.00	2-1-2047	1,201,308	1,102,456
FHLMC	3.00	4-1-2047	18,848,965	16,947,398
FHLMC	3.00	11-1-2048	4,174,449	3,742,935
FHLMC	3.00	4-1-2049	4,076,507	3,660,437
FHLMC	3.00	5-1-2049	2,523,278	2,269,925
FHLMC	3.00	1-1-2050	5,052,805	4,538,398
FHLMC	4.00	3-1-2050	8,166,960	7,816,208
FHLMC	4.50	6-1-2039	127,132	125,698
FHLMC	4.50	7-1-2039	144,189	142,591
FHLMC	4.50	6-1-2040	6,770,951	6,737,849
FHLMC	4.50	11-1-2040	31,594,419	31,362,313
FHLMC	5.50	5-1-2055	20,141,447	20,292,969
FHLMC	6.00	7-1-2054	3,699,824	3,865,375
FHLMC	6.00	9-1-2054	28,302,892	29,553,195
FHLMC	6.00	10-1-2054	4,832,553	5,046,129
FHLMC	6.50	10-1-2054	1,645,865	1,748,280
FHLMC	6.50	10-1-2055	3,627,045	3,852,762
FHLMC STRIPS Series 264 Class 30	3.00	7-15-2042	3,810,434	3,473,614
FHLMC (30 Day Average U.S. SOFR+2.08%)±	5.25	7-1-2055	1,935,627	1,950,546
FHLMC (30 Day Average U.S. SOFR+2.08%)±	5.25	7-1-2055	5,324,488	5,342,105
The accompanying notes are an integral part of these financial statements.
16 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FHLMC (30 Day Average U.S. SOFR+2.09%)±	5.36%	5-1-2055	$1,352,649	$1,366,245
FHLMC (30 Day Average U.S. SOFR+2.11%)±	5.31	8-1-2055	2,091,558	2,116,639
FHLMC (30 Day Average U.S. SOFR+2.14%)±	4.95	2-1-2056	6,884,595	6,929,129
FHLMC (30 Day Average U.S. SOFR+2.15%)±	4.79	1-1-2055	4,267,228	4,302,803
FHLMC (30 Day Average U.S. SOFR+2.20%)±	5.17	6-1-2055	3,749,758	3,775,830
FHLMC (30 Day Average U.S. SOFR+2.26%)±	4.94	2-1-2054	1,617,294	1,628,802
FHLMC (30 Day Average U.S. SOFR+2.31%)±	4.18	5-1-2053	6,988,504	7,145,641
FHLMC (30 Day Average U.S. SOFR+2.33%)±	4.71	10-1-2054	3,580,744	3,585,871
FHLMC (30 Day Average U.S. SOFR+2.33%)±	5.31	8-1-2055	2,716,866	2,738,239
FHLMC (30 Day Average U.S. SOFR+2.33%)±	5.42	8-1-2055	3,526,827	3,546,750
FHLMC (30 Day Average U.S. SOFR+2.33%)±	5.59	7-1-2055	3,875,598	3,914,903
FHLMC (RFUCCT1Y+1.62%)±	3.49	2-1-2050	2,523,844	2,579,373
FHLMC Series 326 Class F2 (30 Day Average U.S. SOFR+0.66%)±	4.30	3-15-2044	1,725,958	1,719,524
FHLMC Series 3693 Class FC (30 Day Average U.S. SOFR+0.61%)±	4.25	7-15-2040	1,424,758	1,415,278
FHLMC Series 3919 Class FA (30 Day Average U.S. SOFR+0.61%)±	4.25	9-15-2041	1,391,813	1,381,893
FHLMC Series 3958 Class AF (30 Day Average U.S. SOFR+0.56%)±	4.20	11-15-2041	1,270,620	1,259,416
FHLMC Series 3975 Class FA (30 Day Average U.S. SOFR+0.60%)±	4.24	12-15-2041	1,178,040	1,169,524
FHLMC Series 3990 Class FG (30 Day Average U.S. SOFR+0.56%)±	4.20	1-15-2042	1,452,863	1,439,926
FHLMC Series 4059 Class FP (30 Day Average U.S. SOFR+0.56%)±	4.20	6-15-2042	1,751,701	1,733,515
FHLMC Series 4091 Class BX	3.25	10-15-2041	2,058,197	1,938,302
FHLMC Series 4091 Class MX	3.25	2-15-2042	1,600,258	1,495,955
FHLMC Series 4091 Class EX	3.38	7-15-2042	1,282,684	1,204,470
FHLMC Series 4091 Class FN (30 Day Average U.S. SOFR+0.51%)±	4.15	8-15-2042	1,282,064	1,264,790
FHLMC Series 4117 Class HB	2.50	10-15-2042	1,368,038	1,228,509
FHLMC Series 4160 Class HP	2.50	1-15-2033	1,214,360	1,164,119
FHLMC Series 4184 Class FN (30 Day Average U.S. SOFR+0.46%)±	4.10	3-15-2043	1,043,788	1,027,778
FHLMC Series 4240 Class FA (30 Day Average U.S. SOFR+0.61%)±	4.25	8-15-2043	3,410,626	3,369,272
FHLMC Series 4281 Class FA (30 Day Average U.S. SOFR+0.51%)±	4.15	12-15-2043	602,693	597,204
FHLMC Series 4290 Class LF (30 Day Average U.S. SOFR+0.51%)±	4.15	7-15-2035	1,246,653	1,237,275
FHLMC Series 4303 Class FA (30 Day Average U.S. SOFR+0.46%)±	4.10	2-15-2044	1,103,494	1,088,443
FHLMC Series 4427 Class CE	3.00	2-15-2034	210,276	208,849
FHLMC Series 4446 Class CP	2.25	3-15-2045	1,601,678	1,437,171
FHLMC Series 4582 Class HA	3.00	9-15-2045	6,078,017	5,725,211
FHLMC Series 4587 Class AF (30 Day Average U.S. SOFR+0.46%)±	4.10	6-15-2046	1,721,385	1,708,055
FHLMC Series 4604 Class FB (30 Day Average U.S. SOFR+0.51%)±	4.15	8-15-2046	3,516,846	3,478,812
FHLMC Series 4620 Class LF (30 Day Average U.S. SOFR+0.51%)±	4.15	10-15-2046	1,887,339	1,871,093
FHLMC Series 4709 Class FA (30 Day Average U.S. SOFR+0.41%)±	4.05	8-15-2047	1,398,426	1,379,572
FHLMC Series 4719 Class LM	3.00	9-15-2047	1,364,783	1,232,696
FHLMC Series 4719 Class LA	3.50	9-15-2047	1,832,380	1,708,111
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 17

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FHLMC Series 4742 Class PA	3.00%	10-15-2047	$2,916,389	$2,665,966
FHLMC Series 4753 Class BD	3.00	1-15-2048	1,685,293	1,508,328
FHLMC Series 4826 Class KF (30 Day Average U.S. SOFR+0.41%)±	4.05	9-15-2048	1,142,771	1,117,024
FHLMC Series 4854 Class FB (30 Day Average U.S. SOFR+0.41%)±	4.05	1-15-2049	3,509,790	3,464,585
FHLMC Series 4857 Class JA	3.35	1-15-2049	5,104,462	4,903,500
FHLMC Series 4880 Class DA	3.00	5-15-2050	2,492,828	2,299,767
FHLMC Series 4903 Class NF (30 Day Average U.S. SOFR+0.51%)±	4.16	8-25-2049	1,075,001	1,057,065
FHLMC Series 4927 Class BG	3.00	11-25-2049	2,417,628	2,227,051
FHLMC Series 4937 Class MD	2.50	10-25-2049	2,510,263	2,221,933
FHLMC Series 4940 Class AG	3.00	5-15-2040	1,577,627	1,499,527
FHLMC Series 4941 Class GA	2.00	12-15-2047	1,408,688	1,181,859
FHLMC Series 4944 Class AC	2.40	5-15-2044	4,119,294	3,685,424
FHLMC Series 4951 Class EA	2.50	9-15-2044	1,533,422	1,363,555
FHLMC Series 4954 Class LB	2.50	2-25-2050	1,184,202	1,040,468
FHLMC Series 4957 Class MY	3.00	2-25-2050	1,883,000	1,581,459
FHLMC Series 4988 Class KF (30 Day Average U.S. SOFR+0.46%)±	4.11	7-25-2050	2,089,018	2,065,777
FHLMC Series 5020 Class ET	3.50	10-25-2050	2,292,228	2,106,019
FHLMC Series 5058 Class BC	5.00	11-25-2050	1,693,240	1,663,359
FHLMC Series 5091 Class AB	1.50	3-25-2051	4,277,357	3,480,991
FHLMC Series 5092 Class HE	2.00	2-25-2051	2,749,923	2,310,057
FHLMC Series 5114 Class AD	1.50	8-25-2047	10,809,871	9,353,506
FHLMC Series 5118 Class CA	1.50	10-15-2033	2,206,458	2,046,885
FHLMC Series 5202 Class KA	2.50	6-25-2049	2,590,948	2,323,471
FHLMC Series 5202 Class TA	2.50	12-25-2048	4,542,566	4,162,008
FHLMC Series 5207 Class PA	3.00	6-25-2051	3,453,031	3,101,670
FHLMC Series 5217 Class CD	2.50	7-25-2049	2,207,415	2,060,745
FHLMC Series 5220 Class QK	3.50	9-25-2050	4,625,055	4,450,211
FHLMC Series 5228 Class TN	3.50	7-25-2039	2,238,761	2,153,526
FHLMC Series 5335 Class FB (30 Day Average U.S. SOFR+0.81%)±	4.45	10-15-2039	4,265,485	4,278,201
FHLMC Series 5396 Class HF (30 Day Average U.S. SOFR+0.95%)±	4.60	4-25-2054	5,308,629	5,318,585
FHLMC Series 5399 Class FB (30 Day Average U.S. SOFR+0.90%)±	4.55	4-25-2054	3,724,660	3,738,751
FHLMC Series 5410 Class JY	3.00	3-15-2044	3,133,266	2,693,098
FHLMC Series 5451 Class FD (30 Day Average U.S. SOFR+0.51%)±	4.15	1-15-2044	2,172,864	2,144,697
FHLMC Series 5452 Class KY	3.00	3-15-2044	3,353,681	2,911,724
FHLMC Series 5529 Class HA	3.00	3-15-2043	1,778,324	1,683,360
FHLMC Series 5565 Class QA	4.50	8-25-2055	7,949,390	7,910,484
FNMA	2.00	2-1-2031	6,710,653	6,438,548
FNMA	2.00	6-1-2031	5,030,255	4,802,078
FNMA	2.00	7-1-2031	4,739,939	4,520,770
FNMA	2.00	6-1-2040	2,334,095	2,066,564
FNMA	2.00	7-1-2040	7,182,360	6,348,312
FNMA	2.00	12-1-2040	16,764,288	14,725,570
FNMA	2.00	10-1-2041	5,361,067	4,684,539
The accompanying notes are an integral part of these financial statements.
18 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA	2.00%	11-1-2041	$1,820,555	$1,588,445
FNMA	2.00	4-1-2042	2,834,255	2,473,783
FNMA	2.50	12-1-2040	4,870,968	4,413,639
FNMA	2.50	5-1-2041	5,519,245	4,971,799
FNMA	2.50	8-1-2041	2,942,542	2,648,385
FNMA	2.50	2-1-2042	2,873,032	2,581,636
FNMA	2.50	11-1-2042	2,157,195	1,907,257
FNMA	2.50	12-1-2047	7,264,972	6,395,546
FNMA	2.50	9-1-2050	10,447,731	8,958,377
FNMA	2.50	10-1-2050	4,929,808	4,226,414
FNMA	2.50	11-1-2050	2,146,482	1,835,870
FNMA	2.50	2-1-2051	4,890,422	4,189,826
FNMA	2.50	5-1-2051	3,229,990	2,759,669
FNMA	2.50	6-1-2051	5,008,428	4,288,213
FNMA	2.50	3-1-2052	17,118,578	14,648,125
FNMA	2.50	5-1-2052	2,440,793	2,090,689
FNMA	3.00	10-1-2030	6,890,787	6,805,150
FNMA	3.00	11-1-2031	3,871,556	3,816,454
FNMA	3.00	6-1-2035	2,517,019	2,457,445
FNMA	3.00	3-1-2040	1,140,099	1,097,991
FNMA	3.00	8-1-2042	1,815,242	1,663,847
FNMA	3.00	11-1-2042	2,548,713	2,336,798
FNMA	3.00	1-1-2043	2,479,591	2,357,626
FNMA	3.00	2-1-2043	13,226,391	12,050,612
FNMA	3.00	7-1-2043	2,140,215	1,953,315
FNMA	3.00	9-1-2043	2,127,411	1,955,332
FNMA	3.00	12-1-2043	2,731,481	2,493,048
FNMA	3.00	1-1-2044	3,755,747	3,422,810
FNMA	3.00	10-1-2044	5,111,206	4,671,684
FNMA	3.00	2-1-2045	1,549,631	1,414,737
FNMA	3.00	3-1-2045	8,176,936	7,420,858
FNMA	3.00	10-1-2046	4,154,109	3,790,338
FNMA	3.00	11-1-2046	8,461,095	7,604,908
FNMA	3.00	12-1-2046	11,690,162	10,519,207
FNMA	3.00	12-1-2047	1,776,907	1,604,301
FNMA	3.00	1-1-2048	3,425,581	3,135,727
FNMA	3.00	2-1-2048	1,919,767	1,732,261
FNMA	3.00	4-1-2048	11,518,146	10,525,656
FNMA	3.00	1-1-2049	4,368,053	3,990,158
FNMA	3.00	2-1-2050	37,770,741	33,968,769
FNMA	3.00	5-1-2050	9,381,681	8,504,933
FNMA	3.00	7-1-2050	20,852,721	18,783,705
FNMA	3.00	7-1-2052	1,926,765	1,754,325
FNMA	3.00	10-1-2052	14,812,427	13,338,549
FNMA	3.00	2-1-2055	1,480,247	1,332,874
FNMA	3.00	7-1-2060	20,044,820	17,612,852
FNMA	4.00	1-1-2027	34,016	33,924
FNMA	4.00	3-1-2035	479,315	477,792
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 19

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA	4.00%	9-1-2045	$383,977	$369,977
FNMA	4.00	1-1-2046	2,855,334	2,750,801
FNMA	4.00	3-1-2047	1,182,902	1,136,334
FNMA	4.00	4-1-2047	308,778	296,290
FNMA	4.00	10-1-2047	368,916	354,013
FNMA	4.00	12-1-2048	1,490,835	1,430,462
FNMA	4.50	11-1-2040	14,826,656	14,717,734
FNMA	4.50	3-1-2043	1,710,839	1,696,398
FNMA	4.50	10-1-2045	2,586,459	2,543,839
FNMA	4.50	2-1-2046	67,921	66,691
FNMA%%	5.00	5-13-2056	67,300,000	66,296,573
FNMA%%	5.00	6-11-2056	31,100,000	30,607,150
FNMA	5.50	5-1-2055	23,738,789	23,976,118
FNMA	5.50	7-1-2055	33,728,776	33,983,376
FNMA%%	5.50	5-13-2056	5,800,000	5,828,851
FNMA%%	5.50	6-11-2056	91,700,000	92,055,851
FNMA	6.00	12-1-2053	2,081,619	2,162,471
FNMA	6.00	6-1-2054	3,304,775	3,448,066
FNMA	6.00	7-1-2054	3,751,478	3,918,682
FNMA	6.00	9-1-2054	13,783,868	14,392,608
FNMA	6.00	10-1-2054	1,594,167	1,665,224
FNMA	6.00	11-1-2054	7,027,337	7,338,330
FNMA	6.00	12-1-2054	2,170,456	2,267,182
FNMA	6.00	5-1-2055	16,579,147	17,001,274
FNMA	6.00	6-1-2055	8,483,903	8,687,465
FNMA	6.00	10-1-2055	3,630,775	3,790,426
FNMA	6.00	11-1-2055	9,800,554	10,242,259
FNMA	6.50	9-1-2054	3,797,833	4,034,153
FNMA	6.50	10-1-2054	2,606,822	2,769,029
FNMA	6.50	11-1-2055	3,038,765	3,226,046
FNMA (30 Day Average U.S. SOFR+2.06%)±	5.58	8-1-2055	3,604,005	3,646,823
FNMA (30 Day Average U.S. SOFR+2.08%)±	5.58	12-1-2053	2,082,336	2,100,162
FNMA (30 Day Average U.S. SOFR+2.12%)±	4.10	9-1-2052	3,153,518	3,227,987
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.13	10-1-2052	8,309,938	8,505,443
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.13	11-1-2052	2,709,243	2,768,236
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.35	7-1-2052	4,287,641	4,266,512
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.59	8-1-2052	4,631,967	4,632,963
FNMA (30 Day Average U.S. SOFR+2.13%)±	4.63	8-1-2052	2,380,156	2,383,071
FNMA (30 Day Average U.S. SOFR+2.16%)±	4.34	1-1-2055	4,020,399	4,127,422
FNMA (30 Day Average U.S. SOFR+2.28%)±	4.85	7-1-2054	8,233,356	8,290,989
FNMA (30 Day Average U.S. SOFR+2.30%)±	4.67	4-1-2053	16,776,745	16,896,068
FNMA (30 Day Average U.S. SOFR+2.30%)±	5.02	4-1-2056	2,239,096	2,250,299
FNMA (30 Day Average U.S. SOFR+2.31%)±	4.97	5-1-2055	3,909,901	3,938,129
FNMA (30 Day Average U.S. SOFR+2.34%)±	5.36	8-1-2054	5,149,587	5,212,725
FNMA (RFUCCT1Y+1.61%)±	2.76	6-1-2050	1,695,364	1,640,791
FNMA Series 2010-107 Class FB (30 Day Average U.S. SOFR+0.52%)±	4.19	9-25-2040	975,147	966,882
FNMA Series 2011-111 Class DB	4.00	11-25-2041	2,196,079	2,120,339
The accompanying notes are an integral part of these financial statements.
20 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA Series 2011-117 Class AF (30 Day Average U.S. SOFR+0.56%)±	4.23%	11-25-2041	$864,047	$856,292
FNMA Series 2011-117 Class FA (30 Day Average U.S. SOFR+0.56%)±	4.23	11-25-2041	2,726,957	2,703,070
FNMA Series 2011-127 Class FC (30 Day Average U.S. SOFR+0.56%)±	4.23	12-25-2041	1,257,166	1,244,216
FNMA Series 2011-142 Class EF (30 Day Average U.S. SOFR+0.61%)±	4.28	1-25-2042	1,431,779	1,420,844
FNMA Series 2011-55 Class FH (30 Day Average U.S. SOFR+0.55%)±	4.22	6-25-2041	1,007,764	999,955
FNMA Series 2012-12 Class FA (30 Day Average U.S. SOFR+0.61%)±	4.28	2-25-2042	1,257,117	1,247,061
FNMA Series 2012-47 Class JF (30 Day Average U.S. SOFR+0.61%)±	4.28	5-25-2042	1,683,378	1,669,712
FNMA Series 2013-11 Class AP	1.50	1-25-2043	3,339,909	3,068,242
FNMA Series 2013-49 Class AP	1.75	5-25-2043	1,266,704	1,096,243
FNMA Series 2014-25 Class EL	3.00	5-25-2044	1,789,015	1,634,087
FNMA Series 2014-74 Class FC (30 Day Average U.S. SOFR+0.51%)±	4.18	11-25-2044	1,467,050	1,444,887
FNMA Series 2015-32 Class FA (30 Day Average U.S. SOFR+0.41%)±	4.08	5-25-2045	1,673,039	1,634,938
FNMA Series 2015-48 Class FB (30 Day Average U.S. SOFR+0.41%)±	4.08	7-25-2045	1,968,166	1,924,474
FNMA Series 2015-72 Class GL	3.00	10-25-2045	1,638,044	1,436,318
FNMA Series 2015-8 Class AP	2.00	3-25-2045	3,272,036	2,936,409
FNMA Series 2015-84 Class PA	1.70	8-25-2033	2,252,086	2,125,114
FNMA Series 2016-11 Class CF (30 Day Average U.S. SOFR+0.46%)±	4.13	3-25-2046	960,439	948,954
FNMA Series 2016-19 Class FD (30 Day Average U.S. SOFR+0.51%)±	4.18	4-25-2046	5,514,727	5,469,245
FNMA Series 2016-22 Class FA (30 Day Average U.S. SOFR+0.51%)±	4.18	4-25-2046	2,561,129	2,532,745
FNMA Series 2016-22 Class FG (30 Day Average U.S. SOFR+0.51%)±	4.18	4-25-2046	2,251,298	2,225,931
FNMA Series 2016-48 Class MA	2.00	6-25-2038	4,129,755	3,866,206
FNMA Series 2016-57 Class PC	1.75	6-25-2046	10,835,127	9,244,331
FNMA Series 2016-64 Class BC	1.75	9-25-2046	2,328,872	2,181,902
FNMA Series 2016-64 Class PE	2.50	9-25-2046	1,911,000	1,472,376
FNMA Series 2016-69 Class BF (30 Day Average U.S. SOFR+0.51%)±	4.18	10-25-2046	2,054,316	2,036,444
FNMA Series 2016-75 Class FE (30 Day Average U.S. SOFR+0.51%)±	4.18	10-25-2046	1,552,632	1,539,540
FNMA Series 2016-78 Class FA (30 Day Average U.S. SOFR+0.51%)±	4.18	3-25-2044	935,573	925,279
FNMA Series 2016-79 Class FH (30 Day Average U.S. SOFR+0.51%)±	4.18	11-25-2046	1,556,492	1,543,531
FNMA Series 2016-82 Class FE (30 Day Average U.S. SOFR+0.51%)±	4.18	11-25-2046	3,388,661	3,361,948
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 21

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA Series 2016-82 Class FH (30 Day Average U.S. SOFR+0.51%)±	4.18%	11-25-2046	$3,157,854	$3,124,404
FNMA Series 2016-84 Class FB (30 Day Average U.S. SOFR+0.51%)±	4.18	11-25-2046	1,525,815	1,509,080
FNMA Series 2016-86 Class FE (30 Day Average U.S. SOFR+0.51%)±	4.18	11-25-2046	3,954,795	3,910,760
FNMA Series 2016-91 Class AF (30 Day Average U.S. SOFR+0.51%)±	4.18	12-25-2046	1,350,974	1,340,829
FNMA Series 2017-11 Class FA (30 Day Average U.S. SOFR+0.51%)±	4.18	3-25-2047	608,765	603,250
FNMA Series 2017-113 Class FB (30 Day Average U.S. SOFR+0.36%)±	4.03	1-25-2048	645,712	637,245
FNMA Series 2017-12 Class FD (30 Day Average U.S. SOFR+0.51%)±	4.18	3-25-2047	1,524,342	1,510,122
FNMA Series 2017-13 Class PA	3.00	8-25-2046	1,450,074	1,356,810
FNMA Series 2017-23 Class FA (30 Day Average U.S. SOFR+0.51%)±	4.18	4-25-2047	1,768,248	1,750,485
FNMA Series 2017-24 Class PG	2.63	4-25-2047	6,292,274	5,528,599
FNMA Series 2017-26 Class FA (30 Day Average U.S. SOFR+0.46%)±	4.13	4-25-2047	3,834,256	3,797,161
FNMA Series 2017-35 Class MC	2.63	12-25-2044	1,168,780	1,137,544
FNMA Series 2017-82 Class FE (30 Day Average U.S. SOFR+0.36%)±	4.03	10-25-2047	1,375,931	1,363,891
FNMA Series 2017-9 Class BF (30 Day Average U.S. SOFR+0.51%)±	4.18	3-25-2047	1,891,275	1,875,221
FNMA Series 2017-9 Class DF (30 Day Average U.S. SOFR+0.51%)±	4.18	3-25-2047	1,363,752	1,352,220
FNMA Series 2017-9 Class EF (30 Day Average U.S. SOFR+0.51%)±	4.18	3-25-2047	719,442	713,502
FNMA Series 2017-96 Class FB (30 Day Average U.S. SOFR+0.41%)±	4.08	12-25-2047	2,523,002	2,485,917
FNMA Series 2018-1 Class FA (30 Day Average U.S. SOFR+0.36%)±	4.03	2-25-2048	1,057,186	1,043,001
FNMA Series 2018-14 Class KC	3.00	3-25-2048	1,590,567	1,515,561
FNMA Series 2018-36 Class FD (30 Day Average U.S. SOFR+0.36%)±	4.03	6-25-2048	3,134,927	3,100,134
FNMA Series 2018-38 Class MA	3.30	6-25-2048	2,638,931	2,519,747
FNMA Series 2018-45 Class TM	3.00	6-25-2048	2,291,237	2,059,410
FNMA Series 2018-55 Class GA	3.38	8-25-2048	2,081,885	1,993,462
FNMA Series 2018-64 Class A	3.00	9-25-2048	2,014,264	1,797,247
FNMA Series 2018-85 Class EA	3.50	12-25-2048	1,361,378	1,317,513
FNMA Series 2019-13 Class PE	3.00	3-25-2049	1,382,159	1,260,915
FNMA Series 2019-25 Class PA	3.00	5-25-2048	3,756,806	3,504,129
FNMA Series 2019-43 Class FC (30 Day Average U.S. SOFR+0.51%)±	4.18	8-25-2049	1,960,624	1,926,762
FNMA Series 2019-81 Class LH	3.00	12-25-2049	1,723,544	1,557,100
FNMA Series 2020-34 Class AG	2.00	6-25-2035	4,101,961	3,900,996
FNMA Series 2020-48 Class AB	2.00	7-25-2050	2,469,798	2,064,211
The accompanying notes are an integral part of these financial statements.
22 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
FNMA Series 2020-59 Class NC	3.00%	8-25-2040	$2,391,938	$2,230,278
FNMA Series 2021-27 Class EC	1.50	5-25-2051	7,394,773	6,008,822
FNMA Series 2021-40 Class DW	2.00	6-25-2041	597,341	531,680
FNMA Series 2021-78 Class ND	1.50	11-25-2051	4,072,704	3,315,018
FNMA Series 2021-95 Class CP	1.50	8-25-2051	1,400,115	1,198,112
FNMA Series 2022-6 Class CB	2.13	2-25-2052	1,226,956	721,444
FNMA Series 2022-62 Class KA	3.25	9-25-2052	1,762,669	1,651,423
FNMA Series 2023-14 Class EJ	2.75	4-25-2049	2,827,591	2,650,369
FNMA Series 2023-37 Class FH (30 Day Average U.S. SOFR+0.51%)±	4.18	1-25-2050	4,401,706	4,330,536
FNMA Series 2023-38 Class FC (30 Day Average U.S. SOFR+0.66%)±	4.33	6-25-2040	3,532,922	3,519,971
FNMA Series 2023-38 Class FD (30 Day Average U.S. SOFR+0.86%)±	4.53	10-25-2039	1,132,436	1,133,436
FNMA Series 2024-64 Class KY	3.00	12-25-2043	1,950,398	1,678,565
FNMA Series 2025-95 Class FC (30 Day Average U.S. SOFR+0.70%)±	4.36	9-25-2052	7,646,667	7,640,962
FNMA Series 2025-98 Class PK	4.50	8-25-2054	16,639,875	16,368,973
GNMA	2.00	10-20-2050	17,866,370	14,731,581
GNMA	2.00	11-20-2050	31,924,594	26,277,473
GNMA	2.00	12-20-2050	47,999,796	39,509,143
GNMA	2.00	1-20-2051	6,573,287	5,410,543
GNMA	2.00	2-20-2051	35,019,602	28,825,007
GNMA	2.50	12-20-2037	2,862,861	2,696,450
GNMA	2.50	6-20-2038	5,352,925	5,035,064
GNMA	2.50	7-20-2050	18,548,081	15,653,722
GNMA	3.00	6-20-2043	3,262,394	2,924,667
GNMA	3.00	8-20-2043	999,677	896,190
GNMA	3.00	11-15-2047	8,158,695	7,486,223
GNMA	3.00	10-20-2050	7,046,006	6,263,189
GNMA	3.50	4-20-2048	1,733,060	1,619,150
GNMA	3.50	4-20-2051	27,725,018	25,452,159
GNMA	4.00	9-20-2052	4,617,425	4,356,142
GNMA	4.00	10-20-2052	28,411,485	26,795,377
GNMA%%	5.00	6-22-2056	14,400,000	14,244,060
GNMA%%	5.50	6-22-2056	3,100,000	3,117,425
GNMA	6.00	1-20-2053	3,238,647	3,348,527
GNMA Series 2010-163 Class NC	4.00	12-20-2040	2,035,714	2,010,280
GNMA Series 2013-152 Class HA	2.50	6-20-2043	2,326,185	2,155,983
GNMA Series 2014-133 Class BP	2.25	9-20-2044	2,022,110	1,818,950
GNMA Series 2014-181 Class L	3.00	12-20-2044	1,666,413	1,508,323
GNMA Series 2015-144 Class CA	2.50	10-20-2045	2,554,997	2,251,141
GNMA Series 2016-136 Class A	3.00	7-20-2044	1,724,721	1,564,644
GNMA Series 2016-93 Class AB	1.75	7-20-2044	3,447,625	2,910,340
GNMA Series 2016-99 Class TL	2.00	4-16-2044	5,070,080	4,280,997
GNMA Series 2017-139 Class GA	3.00	9-20-2047	5,922,423	5,353,405
GNMA Series 2018-65 Class DC	3.50	5-20-2048	2,383,398	2,203,312
GNMA Series 2019-158 Class PL	1.50	12-20-2049	4,066,118	3,273,295
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 23

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Agency securities(continued)
GNMA Series 2019-158 Class PK	1.75%	12-20-2049	$2,115,232	$1,731,466
GNMA Series 2019-158 Class PG	2.25	12-20-2049	1,691,878	1,426,814
GNMA Series 2019-78 Class PT	2.50	8-20-2044	1,592,969	1,432,010
GNMA Series 2019-96 Class DE	2.35	8-20-2049	1,245,588	1,064,974
GNMA Series 2020-112 Class AB	1.50	8-20-2050	3,325,978	2,670,561
GNMA Series 2020-112 Class MB	1.50	8-20-2050	3,612,099	2,906,638
GNMA Series 2020-17 Class AP	2.25	1-20-2050	1,550,846	1,338,156
GNMA Series 2020-17 Class PD	2.25	1-20-2050	1,621,601	1,383,115
GNMA Series 2020-21 Class GV	2.25	10-20-2049	1,422,940	1,241,529
GNMA Series 2020-31 Class E	2.00	9-20-2049	3,743,175	3,231,758
GNMA Series 2020-63 Class UD	1.75	4-20-2050	1,807,716	1,481,866
GNMA Series 2020-95 Class A	1.63	7-20-2050	5,714,977	4,639,163
GNMA Series 2021-27 Class BD	5.00	2-20-2051	2,049,153	2,019,930
GNMA Series 2021-27 Class CW±±	5.00	2-20-2051	1,270,118	1,252,145
GNMA Series 2021-27 Class NT	5.00	2-20-2051	2,319,086	2,262,817
GNMA Series 2021-27 Class Q	5.00	2-20-2051	2,051,059	2,021,165
GNMA Series 2021-8 Class CY	5.00	1-20-2051	730,927	720,173
GNMA Series 2021-89 Class LK	2.00	5-20-2051	5,118,958	4,209,873
GNMA Series 2022-153 Class KA	4.00	12-20-2049	2,294,611	2,249,185
GNMA Series 2022-197 Class LF (30 Day Average U.S. SOFR+0.70%)±	4.34	11-20-2052	8,664,802	8,645,352
GNMA Series 2022-34 Class DN	3.50	9-20-2041	4,663,102	4,454,460
GNMA Series 2022-46 Class LY	3.00	3-20-2052	1,342,000	1,112,954
GNMA Series 2022-50 Class CA	3.00	3-20-2052	9,072,734	8,124,339
GNMA Series 2022-66 Class CG	3.50	4-20-2052	5,232,784	4,983,673
GNMA Series 2022-66 Class Y	3.50	4-20-2052	1,462,413	1,208,047
GNMA Series 2022-78 Class HW	2.50	4-20-2052	2,260,000	1,799,844
GNMA Series 2024-110 Class JL	3.00	10-20-2049	3,616,000	3,118,307
GNMA Series 2024-184 Class GC	3.50	10-20-2051	5,594,899	5,371,791
GNMA Series 2024-45 Class BD	2.00	3-20-2054	2,111,927	1,951,188
GNMA Series 2025-7 Class EL	2.50	1-20-2055	1,551,252	1,099,817
Total agency securities (Cost $1,793,388,979)				1,783,164,800
Asset-backed securities: 5.89%
Ally Auto Receivables Trust Series 2022-3 Class A4	5.07	10-16-2028	1,301,206	1,302,117
AmeriCredit Automobile Receivables Trust Series 2023-1 Class A3	5.62	11-18-2027	73,845	73,906
AmeriCredit Automobile Receivables Trust Series 2023-2 Class A3	5.81	5-18-2028	1,477,265	1,484,139
AmeriCredit Automobile Receivables Trust Series 2026-1 Class A3144A	4.15	11-18-2032	5,000,000	4,981,899
AutoNation Finance Trust Series 2025-1A Class A3144A	4.62	11-13-2029	3,562,000	3,576,837
Barings Equipment Finance LLC Series 2026-A Class A3144A	4.08	7-13-2033	1,911,000	1,898,966
CarMax Auto Owner Trust Series 2025-2 Class A3	4.48	3-15-2030	8,378,000	8,414,878
CarMax Auto Owner Trust Series 2025-3 Class A3	4.35	7-15-2030	4,704,000	4,717,062
CarMax Auto Owner Trust Series 2025-3 Class A4	4.47	1-15-2031	3,360,000	3,376,656
CarMax Auto Owner Trust Series 2026-2 Class A3	4.22	6-16-2031	2,502,000	2,502,110
Chase Auto Owner Trust Series 2022-AA Class A4144A	3.99	3-27-2028	1,411,779	1,411,438
College Avenue Student Loans LLC Series 2017-A Class A1 (U.S. SOFR 1 Month+1.76%)144A±	5.44	11-26-2046	697,476	704,371
The accompanying notes are an integral part of these financial statements.
24 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
College Avenue Student Loans LLC Series 2018-A Class A2144A	4.13%	12-26-2047	$622,908	$611,438
College Avenue Student Loans LLC Series 2019-A Class A2144A	3.28	12-28-2048	1,124,060	1,080,504
Ford Credit Auto Owner Trust Series 2025-1 Class A144Aøø	4.86	8-15-2037	5,490,000	5,581,761
Ford Credit Auto Owner Trust Series 2025-2 Class A144Aøø	4.37	2-15-2038	1,984,000	1,976,370
Ford Credit Auto Owner Trust Series 2026-1 Class A144Aøø	4.32	8-15-2038	11,939,000	11,848,939
Ford Credit Floorplan Master Owner Trust A Series 2024-3 Class A1144A	4.30	9-15-2029	7,757,000	7,771,577
Ford Credit Floorplan Master Owner Trust A Series 2025-1 Class A1	4.63	4-15-2030	8,809,000	8,872,789
GM Financial Consumer Automobile Receivables Trust Series 2025-4 Class A3	3.84	2-18-2031	2,387,000	2,370,438
GM Financial Revolving Receivables Trust Series 2025-1 Class A144A	4.64	12-11-2037	2,034,000	2,051,325
Honda Auto Receivables Owner Trust Series 2026-1 Class A4	3.86	5-21-2032	2,259,000	2,235,002
Hyundai Auto Lease Securitization Trust Series 2025-B Class A3144A	4.53	4-17-2028	6,992,000	7,022,424
Hyundai Auto Lease Securitization Trust Series 2026-B Class A3144A	4.21	4-16-2029	6,214,000	6,206,782
Hyundai Auto Receivables Trust Series 2023-A Class A4	4.48	7-17-2028	2,986,279	2,989,845
Hyundai Auto Receivables Trust Series 2023-B Class A3	5.48	4-17-2028	667,475	670,632
Hyundai Auto Receivables Trust Series 2026-A Class A4	3.90	12-15-2032	1,614,000	1,595,084
Mercedes-Benz Auto Receivables Trust Series 2025-1 Class A3	4.78	12-17-2029	3,988,000	4,019,238
Navient Education Loan Trust Series 2026-A Class A144A%%	4.86	9-15-2056	1,956,000	1,964,743
Navient Private Education Refinance Loan Trust Series 2018-DA Class A2A144A	4.00	12-15-2059	899,522	896,143
Navient Private Education Refinance Loan Trust Series 2019-A Class A2A144A	3.42	1-15-2043	202,563	202,322
Navient Private Education Refinance Loan Trust Series 2019-CA Class A2144A	3.13	2-15-2068	476,990	473,372
Navient Private Education Refinance Loan Trust Series 2019-D Class A2A144A	3.01	12-15-2059	2,666,076	2,593,956
Navient Private Education Refinance Loan Trust Series 2019-FA Class A2144A	2.60	8-15-2068	1,312,311	1,270,082
Navient Private Education Refinance Loan Trust Series 2020-GA Class A144A	1.17	9-16-2069	1,612,102	1,513,817
Navient Private Education Refinance Loan Trust Series 2021-BA Class A144A	0.94	7-15-2069	682,643	621,970
Navient Private Education Refinance Loan Trust Series 2021-CA Class A144A	1.06	10-15-2069	2,919,547	2,659,186
Navient Private Education Refinance Loan Trust Series 2021-EA Class A144A	0.97	12-16-2069	6,178,392	5,522,323
Navient Private Education Refinance Loan Trust Series 2021-FA Class A144A	1.11	2-18-2070	2,849,268	2,535,402
Navient Private Education Refinance Loan Trust Series 2022-A Class A144A	2.23	7-15-2070	2,387,365	2,179,198
Navient Refinance Loan Trust Series 2025-C Class A144A	4.80	10-15-2055	3,796,335	3,767,471
Navient Refinance Loan Trust Series 2026-A Class A144A	4.50	1-18-2056	8,619,992	8,495,407
Navient Student Loan Trust Series 2021-3A Class A1A144A	1.77	8-25-2070	3,066,309	2,655,393
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 25

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Asset-backed securities(continued)
Nelnet Student Loan Trust Series 2005-1 Class A5 (90 Day Average U.S. SOFR+0.37%)±	4.26%	10-25-2033	$3,772,992	$3,745,916
Nelnet Student Loan Trust Series 2005-2 Class A5 (90 Day Average U.S. SOFR+0.36%)±	4.05	3-23-2037	3,579,738	3,556,260
Nelnet Student Loan Trust Series 2005-3 Class A5 (90 Day Average U.S. SOFR+0.38%)±	4.07	12-24-2035	2,573,274	2,559,216
Nissan Auto Lease Trust Series 2026-A Class A3	3.87	3-15-2029	5,115,000	5,086,412
Santander Drive Auto Receivables Trust Series 2024-3 Class A3	5.63	1-16-2029	1,092,963	1,095,424
Santander Drive Auto Receivables Trust Series 2025-2 Class A3	4.67	8-15-2029	4,443,000	4,457,764
Santander Drive Auto Receivables Trust Series 2025-3 Class A3	4.38	1-15-2030	5,432,000	5,442,465
SBNA Auto Receivables Trust Series 2024-A Class A4144A	5.21	4-16-2029	1,116,000	1,122,706
SBNA Auto Receivables Trust Series 2024-A Class A3144A	5.32	12-15-2028	527,311	528,394
SFS Auto Receivables Securitization Trust Series 2024-1A Class A4144A	4.94	1-21-2031	971,000	979,971
SFS Auto Receivables Securitization Trust Series 2024-1A Class A3144A	4.95	5-21-2029	3,124,826	3,139,148
SFS Auto Receivables Securitization Trust Series 2024-2A Class A3144A	5.33	11-20-2029	2,677,929	2,700,675
SFS Auto Receivables Securitization Trust Series 2025-2A Class A4144A	4.58	5-20-2031	3,337,000	3,347,151
SFS Auto Receivables Securitization Trust Series 2025-3A Class A3144A	4.12	4-21-2031	5,006,000	4,991,873
SFS Auto Receivables Securitization Trust Series 2026-1A Class A3144A	3.96	7-21-2031	4,962,000	4,918,728
SMB Private Education Loan Trust Series 2021-A Class APT1144A	1.07	1-15-2053	3,803,615	3,478,574
SoFi Professional Loan Program LLC Series 2021-B Class AFX144A	1.14	2-15-2047	2,174,492	1,946,147
Stellantis Financial Underwritten Enhanced Lease Trust Series 2025-CA Class A3144A	4.11	4-20-2029	4,587,000	4,568,518
Synchrony Card Funding LLC Series 2025-A2 Class A	4.49	5-15-2031	1,813,000	1,820,379
Synchrony Card Funding LLC Series 2026-A1 Class A	4.18	3-15-2032	7,898,000	7,869,756
T-Mobile U.S. Trust Series 2024-2A Class A144A	4.25	5-21-2029	3,972,000	3,973,752
T-Mobile U.S. Trust Series 2026-1A Class A144A	4.25	10-21-2030	4,071,000	4,056,850
Toyota Auto Loan Extended Note Trust Series 2024-1A Class A144A	5.16	11-25-2036	11,654,000	11,944,275
Toyota Lease Owner Trust Series 2026-A Class A3144A	3.82	2-20-2029	2,951,000	2,932,405
USB Auto Owner Trust Series 2025-1A Class A3144A	4.49	6-17-2030	4,075,000	4,087,833
USB Auto Owner Trust Series 2025-1A Class A4144A	4.62	12-16-2030	1,218,000	1,221,373
Verizon Master Trust Series 2024-7 Class A144A	4.35	8-20-2032	4,681,000	4,682,372
Verizon Master Trust Series 2025-10 Class A144A	4.28	10-20-2033	5,511,000	5,482,235
Verizon Master Trust Series 2025-2 Class A144A	4.94	1-20-2033	10,359,000	10,546,102
Verizon Master Trust Series 2025-4 Class A144A	4.76	3-21-2033	6,189,000	6,273,279
Volkswagen Auto Lease Trust Series 2026-A Class A3	4.17	3-20-2029	5,708,000	5,706,459
Yamaha Motor Master Trust II Series 2026-A Class A1144A	4.43	4-15-2031	3,958,000	3,961,432
Total asset-backed securities (Cost $273,943,043)				270,923,156
The accompanying notes are an integral part of these financial statements.
26 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 23.89%
Basic materials: 0.33%
Chemicals: 0.08%
Eastman Chemical Co.	4.50%	2-20-2031	$3,912,000	$3,842,159
Mining: 0.25%
Glencore Funding LLC144A	4.90	7-1-2031	4,305,000	4,311,262
Glencore Funding LLC144A	5.20	7-1-2033	3,992,000	4,009,975
Glencore Funding LLC144A	5.51	4-1-2036	2,928,000	2,948,585
				11,269,822
Communications: 3.82%
Internet: 2.59%
Airbnb, Inc.	4.40	3-16-2029	4,704,000	4,697,515
Airbnb, Inc.	4.65	3-16-2031	2,879,000	2,874,100
Airbnb, Inc.	5.25	3-16-2036	1,603,000	1,598,666
Alphabet, Inc.	3.70	2-15-2029	4,702,000	4,648,623
Alphabet, Inc.	4.38	11-15-2032	1,935,000	1,915,474
Alphabet, Inc.	4.40	2-15-2033	4,670,000	4,598,045
Alphabet, Inc.	4.70	11-15-2035	4,514,000	4,431,303
Alphabet, Inc.	5.25	5-15-2055	2,144,000	1,994,440
Alphabet, Inc.	5.30	5-15-2065	2,144,000	1,952,767
Alphabet, Inc.	5.45	11-15-2055	1,000,000	956,519
Amazon.com, Inc.	3.85	3-13-2028	6,276,000	6,247,613
Amazon.com, Inc.	3.90	11-20-2028	1,465,000	1,455,471
Amazon.com, Inc.	4.00	3-13-2029	6,276,000	6,231,506
Amazon.com, Inc.	4.10	11-20-2030	1,465,000	1,444,828
Amazon.com, Inc.	4.25	3-13-2031	5,765,000	5,708,577
Amazon.com, Inc.	4.35	3-20-2033	2,232,000	2,184,089
Amazon.com, Inc.	4.55	3-13-2033	3,340,000	3,299,343
Amazon.com, Inc.	4.65	11-20-2035	3,613,000	3,517,625
Amazon.com, Inc.	5.55	11-20-2065	1,685,000	1,572,148
Amazon.com, Inc.	5.65	3-13-2046	2,418,000	2,384,629
Amazon.com, Inc.	5.80	3-13-2056	1,463,000	1,439,944
Amazon.com, Inc.	5.95	3-13-2066	795,000	784,137
Amazon.com, Inc.	6.05	3-13-2076	1,738,000	1,711,918
Beignet Investor LLC144A	6.58	5-30-2049	4,972,000	5,134,789
MercadoLibre, Inc.	4.90	1-15-2033	1,320,000	1,294,748
Meta Platforms, Inc.%%	4.55	5-15-2031	5,051,000	5,049,835
Meta Platforms, Inc.%%	4.88	5-15-2033	6,031,000	6,028,304
Meta Platforms, Inc.	4.88	11-15-2035	2,001,000	1,950,184
Meta Platforms, Inc.%%	5.25	5-15-2036	6,700,000	6,681,202
Meta Platforms, Inc.	5.50	11-15-2045	1,291,000	1,199,491
Meta Platforms, Inc.	5.55	8-15-2064	552,000	487,267
Meta Platforms, Inc.%%	6.20	5-15-2046	2,949,000	2,952,565
Meta Platforms, Inc.%%	6.30	5-15-2056	4,557,000	4,564,019
Meta Platforms, Inc.%%	6.45	5-15-2066	2,947,000	2,940,678
Uber Technologies, Inc.	4.15	1-15-2031	3,920,000	3,842,455
Uber Technologies, Inc.	4.80	9-15-2034	3,832,000	3,755,394
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 27

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Internet(continued)
Uber Technologies, Inc.	4.80%	9-15-2035	$2,613,000	$2,544,933
Uber Technologies, Inc.	5.35	9-15-2054	3,448,000	3,184,309
				119,259,453
Media: 0.37%
Charter Communications Operating LLC/Charter Communications Operating Capital	3.50	6-1-2041	768,000	532,741
Charter Communications Operating LLC/Charter Communications Operating Capital	3.50	3-1-2042	3,748,000	2,551,654
Charter Communications Operating LLC/Charter Communications Operating Capital	3.90	6-1-2052	2,990,000	1,879,607
Charter Communications Operating LLC/Charter Communications Operating Capital	5.25	4-1-2053	1,834,000	1,421,606
Charter Communications Operating LLC/Charter Communications Operating Capital	5.50	4-1-2063	780,000	596,250
Charter Communications Operating LLC/Charter Communications Operating Capital	6.70	12-1-2055	698,000	657,681
Comcast Corp.	2.99	11-1-2063	1,670,000	878,792
Comcast Corp.	4.05	11-1-2052	1,439,000	1,027,652
Walt Disney Co.	3.75	3-14-2029	3,596,000	3,549,369
Walt Disney Co.	4.00	3-14-2031	4,002,000	3,935,932
				17,031,284
Telecommunications: 0.86%
AT&T, Inc.	3.50	6-1-2041	1,426,000	1,100,058
AT&T, Inc.	3.50	9-15-2053	1,750,000	1,133,324
AT&T, Inc.	3.55	9-15-2055	2,690,000	1,732,140
AT&T, Inc.	3.65	9-15-2059	1,397,000	893,248
AT&T, Inc.	3.80	12-1-2057	1,946,000	1,297,146
AT&T, Inc.	4.40	4-30-2031	4,336,000	4,287,677
AT&T, Inc.	5.25	10-30-2036	5,113,000	5,052,698
AT&T, Inc.	5.55	11-1-2045	1,310,000	1,229,542
AT&T, Inc.	5.85	4-30-2046	2,890,000	2,788,255
AT&T, Inc.	6.00	4-30-2056	2,243,000	2,163,572
AT&T, Inc.	6.20	10-30-2056	2,949,000	2,921,312
AT&T, Inc.	6.30	10-30-2066	1,476,000	1,455,839
Cisco Systems, Inc.	5.50	2-24-2055	760,000	734,395
Road Michigan Property Owner I LLC144A	7.50	3-30-2045	3,164,000	3,168,018
Verizon Communications, Inc.	2.99	10-30-2056	2,237,000	1,303,524
Verizon Communications, Inc.	5.75	11-30-2045	1,754,000	1,703,534
Verizon Communications, Inc.	5.88	11-30-2055	3,467,000	3,350,579
Verizon Communications, Inc.	6.00	11-30-2065	3,466,000	3,342,657
				39,657,518
Consumer, cyclical: 1.26%
Airlines: 0.37%
Delta Air Lines, Inc.	4.95	7-10-2028	6,053,000	6,089,105
Delta Air Lines, Inc.	5.25	7-10-2030	6,214,000	6,262,500
The accompanying notes are an integral part of these financial statements.
28 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Airlines(continued)
Delta Air Lines, Inc./SkyMiles IP Ltd.144A	4.75%	10-20-2028	$4,095,833	$4,099,069
Southwest Airlines Co.	5.25	11-15-2035	473,000	448,562
				16,899,236
Auto manufacturers: 0.54%
American Honda Finance Corp. Series A	4.90	4-10-2031	1,448,000	1,445,181
American Honda Finance Corp. Series A	5.20	4-8-2033	2,684,000	2,681,817
Ford Motor Credit Co. LLC	2.90	2-10-2029	7,247,000	6,806,560
General Motors Financial Co., Inc.	2.70	6-10-2031	4,134,000	3,725,490
Hyundai Capital America144A	4.50	9-18-2030	1,961,000	1,929,690
Hyundai Capital America144A	4.75	4-6-2029	3,615,000	3,620,554
Hyundai Capital America144A	5.00	4-7-2031	2,687,000	2,694,111
Hyundai Capital America144A	5.15	3-27-2030	2,226,000	2,250,257
				25,153,660
Retail: 0.35%
Dick’s Sporting Goods, Inc.	4.10	1-15-2052	3,045,000	2,161,614
Home Depot, Inc.	3.63	4-15-2052	1,452,000	1,038,567
Lowe’s Cos., Inc.	3.50	4-1-2051	1,803,000	1,225,033
Lowe’s Cos., Inc.	4.25	3-15-2031	3,506,000	3,450,637
Lowe’s Cos., Inc.	4.25	4-1-2052	3,323,000	2,561,266
Lowe’s Cos., Inc.	4.85	10-15-2035	3,263,000	3,184,350
McDonald’s Corp. Series I	6.30	3-1-2038	2,276,000	2,485,133
				16,106,600
Consumer, non-cyclical: 3.26%
Agriculture: 0.62%
Altria Group, Inc.	3.88	9-16-2046	1,229,000	905,429
BAT Capital Corp.	4.54	8-15-2047	3,152,000	2,569,080
BAT Capital Corp.	6.25	8-15-2055	2,234,000	2,252,273
BAT Capital Corp.	7.08	8-2-2053	824,000	911,893
Bunge Ltd. Finance Corp.	5.15	8-4-2035	3,901,000	3,892,191
Philip Morris International, Inc.	4.13	4-28-2028	6,591,000	6,572,718
Philip Morris International, Inc.	4.38	4-30-2030	5,579,000	5,552,681
Philip Morris International, Inc.	4.88	4-30-2035	5,915,000	5,842,971
				28,499,236
Beverages: 0.20%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70	2-1-2036	7,827,000	7,647,387
Anheuser-Busch InBev Worldwide, Inc.	5.45	1-23-2039	1,519,000	1,545,679
				9,193,066
Biotechnology: 0.27%
Amgen, Inc.	4.85	2-19-2036	5,561,000	5,441,009
Amgen, Inc.	5.50	2-19-2046	800,000	765,027
Amgen, Inc.	5.60	3-2-2043	2,171,000	2,141,147
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 29

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Biotechnology(continued)
Amgen, Inc.	5.65%	2-19-2056	$2,990,000	$2,870,678
Gilead Sciences, Inc.	4.00	9-1-2036	1,521,000	1,399,303
				12,617,164
Commercial services: 0.15%
Verisk Analytics, Inc.	4.45	3-15-2031	2,348,000	2,315,700
Verisk Analytics, Inc.	5.13	3-15-2036	4,696,000	4,590,292
				6,905,992
Healthcare-products: 0.27%
Alcon Finance Corp.144A	5.38	12-6-2032	4,396,000	4,497,454
Thermo Fisher Scientific, Inc.	4.22	2-12-2031	3,596,000	3,552,791
Thermo Fisher Scientific, Inc.	4.55	6-15-2033	1,881,000	1,855,255
Thermo Fisher Scientific, Inc.	4.90	2-12-2036	2,669,000	2,642,163
				12,547,663
Healthcare-services: 0.25%
HCA, Inc.	5.25	6-15-2049	1,935,000	1,710,653
HCA, Inc.	5.90	6-1-2053	1,129,000	1,074,105
Roche Holdings, Inc.144A	4.08	12-2-2030	2,868,000	2,830,050
Roche Holdings, Inc.144A	4.37	12-2-2032	1,982,000	1,950,942
UnitedHealth Group, Inc.	3.05	5-15-2041	699,000	522,195
UnitedHealth Group, Inc.	5.50	7-15-2044	1,820,000	1,766,003
UnitedHealth Group, Inc.	5.63	7-15-2054	1,457,000	1,394,734
				11,248,682
Pharmaceuticals: 1.50%
AbbVie, Inc.	3.20	11-21-2029	5,550,000	5,340,683
AbbVie, Inc.	4.05	11-21-2039	1,577,000	1,381,240
AbbVie, Inc.	4.25	11-21-2049	5,476,000	4,419,456
AbbVie, Inc.	4.40	3-15-2033	5,330,000	5,232,143
AbbVie, Inc.	4.45	5-14-2046	666,000	567,057
AbbVie, Inc.	4.75	3-15-2036	4,818,000	4,711,249
AbbVie, Inc.	4.80	3-15-2027	3,764,000	3,786,453
AbbVie, Inc.	5.05	3-15-2034	2,168,000	2,198,001
AbbVie, Inc.	5.20	3-15-2035	1,811,000	1,842,918
AstraZeneca Finance LLC	4.00	3-2-2031	3,132,000	3,075,017
CVS Health Corp.	5.05	3-25-2048	3,947,000	3,405,311
Novartis Capital Corp.	4.10	3-16-2029	2,351,000	2,343,857
Novartis Capital Corp.	4.40	3-18-2031	3,164,000	3,159,341
Novartis Capital Corp.	4.60	3-18-2033	4,447,000	4,415,940
Novartis Capital Corp.	4.60	11-5-2035	2,192,000	2,143,748
Novartis Capital Corp.	4.90	3-18-2036	9,026,000	8,962,948
Novartis Capital Corp.	5.60	3-18-2046	935,000	935,863
Novartis Capital Corp.	5.70	3-18-2056	747,000	748,235
Pfizer, Inc.	4.20	11-15-2030	4,320,000	4,285,890
Pfizer, Inc.	4.88	11-15-2035	5,945,000	5,884,985
				68,840,335
The accompanying notes are an integral part of these financial statements.
30 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Energy: 0.80%
Oil & gas: 0.08%
TotalEnergies Capital USA LLC	4.57%	1-13-2033	$1,307,000	$1,292,478
TotalEnergies Capital USA LLC	4.86	1-13-2036	2,626,000	2,585,776
				3,878,254
Oil & gas services: 0.24%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.	4.35	6-15-2031	3,925,000	3,879,011
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.	4.65	6-15-2033	2,003,000	1,971,306
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.	5.00	6-15-2036	3,337,000	3,284,039
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc.	5.85	6-15-2056	1,935,000	1,909,981
				11,044,337
Pipelines: 0.48%
Energy Transfer LP	5.25	7-1-2029	3,796,000	3,875,983
Energy Transfer LP	5.30	4-15-2047	1,519,000	1,343,278
Energy Transfer LP	5.95	5-15-2054	3,046,000	2,875,781
Energy Transfer LP144A	6.00	2-1-2029	2,754,000	2,779,496
Energy Transfer LP	6.05	9-1-2054	1,527,000	1,456,881
MPLX LP	5.30	4-1-2036	2,669,000	2,621,440
MPLX LP	6.10	4-1-2056	1,267,000	1,231,226
ONEOK, Inc.	5.40	10-15-2035	784,000	783,318
ONEOK, Inc.	5.70	11-1-2054	3,254,000	2,967,506
ONEOK, Inc.	6.25	10-15-2055	1,951,000	1,917,223
				21,852,132
Financial: 6.84%
Banks: 5.06%
Bank of America Corp. (U.S. SOFR+0.87%)±	4.48	4-23-2030	14,896,000	14,851,894
Bank of New York Mellon Corp. (U.S. SOFR+0.63%)±	4.03	1-22-2030	3,564,000	3,526,850
Bank of New York Mellon Corp. (U.S. SOFR+0.89%)±	4.94	2-11-2031	766,000	776,409
Citizens Bank NA (U.S. SOFR+0.70%)±	4.19	1-29-2029	5,752,000	5,712,035
Fifth Third Bancorp (U.S. SOFR+0.95%)±	4.57	4-29-2032	3,560,000	3,506,359
Fifth Third Bancorp (U.S. SOFR+1.24%)±	5.14	1-29-2037	2,643,000	2,580,993
Goldman Sachs Group, Inc. (5 Year Treasury Constant Maturity+1.18%)±	5.39	2-2-2041	2,321,000	2,259,165
Goldman Sachs Group, Inc. (U.S. SOFR+0.71%)±	4.15	1-21-2029	15,479,000	15,362,525
Goldman Sachs Group, Inc. (U.S. SOFR+0.90%)±	4.15	10-21-2029	9,666,000	9,564,921
Goldman Sachs Group, Inc. (U.S. SOFR+0.96%)±	4.52	1-21-2032	1,537,000	1,514,585
Goldman Sachs Group, Inc. (U.S. SOFR+1.06%)±	4.37	10-21-2031	6,501,000	6,377,462
Goldman Sachs Group, Inc. (U.S. SOFR+1.08%)±	5.21	1-28-2031	5,980,000	6,075,901
Goldman Sachs Group, Inc. (U.S. SOFR+1.19%)±	5.07	1-21-2037	5,306,000	5,187,339
Goldman Sachs Group, Inc. (U.S. SOFR+1.21%)±	5.05	7-23-2030	2,338,000	2,364,891
Goldman Sachs Group, Inc. (U.S. SOFR+1.32%)±	5.54	1-21-2047	1,585,000	1,515,651
Goldman Sachs Group, Inc. (U.S. SOFR+1.33%)±	4.94	10-21-2036	4,434,000	4,301,106
Goldman Sachs Group, Inc. (U.S. SOFR+1.55%)±	5.33	7-23-2035	7,859,000	7,888,443
Goldman Sachs Group, Inc. (U.S. SOFR+1.58%)±	5.22	4-23-2031	7,675,000	7,799,896
Morgan Stanley Private Bank NA (U.S. SOFR+0.76%)±	4.21	2-8-2030	9,206,000	9,105,005
Morgan Stanley Private Bank NA (U.S. SOFR+0.77%)±	4.47	7-6-2028	4,582,000	4,581,322
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 31

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Banks(continued)
Morgan Stanley Private Bank NA (U.S. SOFR+1.02%)±	4.47%	11-19-2031	$17,569,000	$17,335,888
Morgan Stanley (U.S. SOFR+0.80%)±	4.24	1-9-2030	1,567,000	1,551,019
Morgan Stanley (U.S. SOFR+0.95%)±	4.49	1-16-2032	7,450,000	7,330,547
Morgan Stanley (U.S. SOFR+0.96%)±	4.56	4-10-2030	7,918,000	7,892,969
Morgan Stanley (U.S. SOFR+1.18%)±	4.81	4-16-2032	9,249,000	9,226,365
Morgan Stanley (U.S. SOFR+1.18%)±	5.07	1-30-2037	4,765,000	4,662,224
Morgan Stanley (U.S. SOFR+1.20%)±	4.71	3-12-2032	9,414,000	9,341,362
Morgan Stanley (U.S. SOFR+1.41%)±	5.30	4-10-2037	4,251,000	4,225,493
Morgan Stanley Series I (U.S. SOFR+0.91%)±	4.13	10-18-2029	8,290,000	8,204,345
Morgan Stanley Series I (U.S. SOFR+1.31%)±	4.89	10-22-2036	2,314,000	2,245,227
PNC Bank NA (U.S. SOFR+0.73%)±	4.43	7-21-2028	6,056,000	6,058,909
PNC Financial Services Group, Inc. (5 Year Treasury Constant Maturity+1.17%)±	5.42	1-25-2041	1,453,000	1,424,981
PNC Financial Services Group, Inc. (U.S. SOFR+0.61%)±	4.08	1-26-2029	6,191,000	6,158,863
PNC Financial Services Group, Inc. (U.S. SOFR+1.26%)±	4.81	10-21-2032	3,472,000	3,467,048
PNC Financial Services Group, Inc. (U.S. SOFR+1.42%)±	5.37	7-21-2036	1,953,000	1,962,512
Truist Financial Corp. (U.S. SOFR+0.97%)±	4.60	1-27-2032	5,187,000	5,135,537
Truist Financial Corp. Series I (U.S. SOFR+1.09%)±	4.68	4-23-2032	4,030,000	3,993,873
Truist Financial Corp. Series I (U.S. SOFR+1.41%)±	5.28	4-23-2037	4,030,000	3,973,488
U.S. Bancorp (U.S. SOFR+0.87%)±	4.48	1-26-2032	5,698,000	5,632,152
U.S. Bancorp (U.S. SOFR+1.10%)±	5.03	1-26-2037	4,474,000	4,400,105
Wells Fargo & Co. (U.S. SOFR+1.10%)±	4.96	1-23-2037	2,404,000	2,342,132
Wells Fargo & Co. (U.S. SOFR+1.23%)±	5.43	1-23-2047	1,585,000	1,506,989
				232,924,780
Diversified financial services: 0.37%
Apollo Global Management, Inc.	5.70	3-30-2036	2,936,000	2,946,970
Ares Management Corp.	5.60	10-11-2054	2,266,000	2,031,798
Charles Schwab Corp. (U.S. SOFR+1.23%)±	4.91	11-14-2036	1,338,000	1,305,690
LSEG U.S. Fin Corp.144A	4.25	3-23-2029	4,100,000	4,067,858
LSEG U.S. Fin Corp.144A	4.50	3-23-2031	4,099,000	4,063,358
LSEG U.S. Fin Corp.144A	5.25	3-23-2036	2,416,000	2,407,534
				16,823,208
Insurance: 0.24%
AEGON Funding Co. LLC%%	5.63	5-7-2036	2,682,000	2,677,401
Protective Life Corp.144A	4.70	1-15-2031	3,790,000	3,755,942
Protective Life Corp.144A	5.35	12-15-2035	2,341,000	2,304,714
RLI Corp.	5.38	6-1-2036	2,349,000	2,281,221
				11,019,278
Real estate: 0.07%
CBRE Services, Inc.	4.90	1-15-2033	2,251,000	2,225,084
CBRE Services, Inc.	5.50	6-15-2035	776,000	786,881
				3,011,965
REITs: 1.10%
Agree LP	2.60	6-15-2033	633,000	538,660
The accompanying notes are an integral part of these financial statements.
32 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
REITs(continued)
Agree LP	4.80%	10-1-2032	$1,396,000	$1,377,967
Agree LP	5.60	6-15-2035	2,272,000	2,334,019
American Homes 4 Rent LP	3.63	4-15-2032	2,561,000	2,385,935
American Homes 4 Rent LP	4.30	4-15-2052	1,148,000	881,532
American Homes 4 Rent LP	4.95	6-15-2030	1,956,000	1,967,811
American Homes 4 Rent LP	5.25	3-15-2035	658,000	651,366
American Homes 4 Rent LP	5.50	7-15-2034	1,545,000	1,552,376
Brixmor Operating Partnership LP	2.50	8-16-2031	2,451,000	2,188,146
Brixmor Operating Partnership LP	4.85	2-15-2033	1,073,000	1,056,027
Brixmor Operating Partnership LP%%	5.38	6-15-2036	3,165,000	3,154,927
Equinix Europe 2 Financing Corp. LLC	4.60	11-15-2030	3,022,000	3,001,161
Essex Portfolio LP	2.55	6-15-2031	1,322,000	1,186,501
Invitation Homes Operating Partnership LP	2.00	8-15-2031	442,000	379,871
Invitation Homes Operating Partnership LP	4.15	4-15-2032	2,550,000	2,424,256
Invitation Homes Operating Partnership LP	4.95	1-15-2033	790,000	778,163
Kimco Realty OP LLC	4.85	3-1-2035	2,040,000	2,002,120
Kimco Realty OP LLC	5.30	2-1-2036	2,343,000	2,373,276
Realty Income Corp.	2.85	12-15-2032	1,855,000	1,648,980
Realty Income Corp.	4.75	4-15-2033	4,021,000	3,970,825
Regency Centers LP	2.95	9-15-2029	3,509,000	3,342,519
Regency Centers LP	4.50	3-15-2033	1,564,000	1,524,568
Regency Centers LP	5.00	7-15-2032	2,216,000	2,237,418
Regency Centers LP	5.25	1-15-2034	3,008,000	3,043,587
Store Capital LLC	2.70	12-1-2031	891,000	781,730
Store Capital LLC	2.75	11-18-2030	1,802,000	1,626,454
Store Capital LLC144A	4.95	2-11-2031	2,351,000	2,334,127
				50,744,322
Industrial: 2.41%
Aerospace/defense: 1.48%
Boeing Co.	5.81	5-1-2050	2,626,000	2,558,914
Boeing Co.	6.86	5-1-2054	1,569,000	1,742,905
General Electric Co.	4.30	7-29-2030	4,556,000	4,546,519
General Electric Co.	4.90	1-29-2036	4,142,000	4,130,565
Honeywell Aerospace, Inc.144A	3.90	3-16-2028	8,091,000	8,030,753
Honeywell Aerospace, Inc.144A	4.00	3-16-2029	4,855,000	4,803,375
Honeywell Aerospace, Inc.144A	4.30	3-16-2031	7,431,000	7,340,316
Honeywell Aerospace, Inc.144A	4.60	3-16-2033	6,889,000	6,801,793
Honeywell Aerospace, Inc.144A	4.95	3-16-2036	4,830,000	4,775,178
Honeywell Aerospace, Inc.144A	5.62	3-16-2046	1,654,000	1,626,755
Honeywell Aerospace, Inc.144A	5.73	3-16-2056	4,407,000	4,334,483
Honeywell Aerospace, Inc.144A	5.85	3-16-2066	339,000	333,680
Howmet Aerospace, Inc.	4.75	4-15-2036	1,998,000	1,940,870
Howmet Aerospace, Inc.	4.85	10-15-2031	2,015,000	2,032,195
Northrop Grumman Corp.	4.65	7-15-2030	2,160,000	2,171,853
Northrop Grumman Corp.	5.25	7-15-2035	2,004,000	2,045,852
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 33

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Aerospace/defense(continued)
RTX Corp.	6.10%	3-15-2034	$4,829,000	$5,198,321
RTX Corp.	6.40	3-15-2054	3,308,000	3,564,205
				67,978,532
Electronics: 0.08%
Jabil, Inc.	4.20	2-1-2029	1,858,000	1,835,410
Jabil, Inc.	4.75	2-1-2033	1,858,000	1,809,670
				3,645,080
Machinery-construction & mining: 0.10%
Caterpillar Financial Services Corp.	4.38	8-16-2029	1,702,000	1,708,146
GE Vernova, Inc.	5.50	2-4-2056	2,992,000	2,870,249
				4,578,395
Machinery-diversified: 0.26%
John Deere Capital Corp.	4.50	1-8-2027	3,742,000	3,754,476
John Deere Capital Corp.	4.65	1-7-2028	2,635,000	2,659,081
John Deere Capital Corp.	4.85	6-11-2029	491,000	499,429
John Deere Capital Corp.	5.15	9-8-2026	2,769,000	2,779,913
John Deere Capital Corp. Series I	4.38	4-15-2031	2,190,000	2,181,572
				11,874,471
Miscellaneous manufacturing: 0.37%
Eaton Corp.	3.85	3-6-2028	6,427,000	6,383,563
Eaton Corp.	3.95	3-6-2029	4,074,000	4,033,117
Eaton Corp.	4.20	3-6-2031	3,023,000	2,980,976
Eaton Corp.	4.50	3-6-2033	2,003,000	1,973,060
Eaton Corp.	4.80	3-6-2036	1,587,000	1,562,285
				16,933,001
Transportation: 0.12%
Crowley Conro LLC	4.18	8-15-2043	2,029,265	1,879,199
Norfolk Southern Corp.	5.10	5-1-2035	2,602,000	2,620,779
Union Pacific Corp.	5.60	12-1-2054	1,171,000	1,145,866
				5,645,844
Technology: 2.42%
Computers: 0.09%
Apple, Inc.	2.38	2-8-2041	1,082,000	767,471
Apple, Inc.	2.65	5-11-2050	2,089,000	1,278,799
Apple, Inc.	3.95	8-8-2052	2,847,000	2,207,822
				4,254,092
Semiconductors: 1.11%
Broadcom, Inc.	4.55	2-15-2032	3,772,000	3,748,598
Broadcom, Inc.	4.60	7-15-2030	4,906,000	4,927,778
Broadcom, Inc.	4.80	10-15-2034	5,282,000	5,211,884
Broadcom, Inc.	4.90	7-15-2032	3,062,000	3,091,273
The accompanying notes are an integral part of these financial statements.
34 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Semiconductors(continued)
Broadcom, Inc.144A	4.93%	5-15-2037	$2,126,000	$2,071,286
Broadcom, Inc.	5.05	7-12-2029	5,428,000	5,533,257
Broadcom, Inc.	5.15	11-15-2031	5,063,000	5,182,867
Broadcom, Inc.	5.20	7-15-2035	1,614,000	1,627,924
Foundry JV Holdco LLC144A	5.50	1-25-2031	1,050,000	1,077,179
Foundry JV Holdco LLC144A	6.30	1-25-2039	963,000	1,022,018
Intel Corp.	2.80	8-12-2041	1,278,000	894,636
Intel Corp.	3.25	11-15-2049	748,000	482,672
Intel Corp.	4.65	6-1-2031	2,887,000	2,875,906
Intel Corp.	5.00	8-15-2033	3,654,000	3,639,726
Intel Corp.	5.30	5-15-2036	3,352,000	3,337,929
Intel Corp.	5.63	2-10-2043	853,000	821,605
Intel Corp.	5.90	2-10-2063	1,119,000	1,058,089
Intel Corp.	6.13	5-15-2056	2,412,000	2,394,078
Intel Corp.	6.20	5-15-2066	1,877,000	1,851,222
				50,849,927
Software: 1.22%
Cadence Design Systems, Inc.	4.20	9-10-2027	1,298,000	1,296,190
Cadence Design Systems, Inc.	4.30	9-10-2029	6,294,000	6,276,108
Fidelity National Information Services, Inc.	4.45	3-10-2028	3,925,000	3,913,987
Fidelity National Information Services, Inc.	4.55	3-10-2029	4,710,000	4,691,607
Oracle Corp.	3.60	4-1-2050	4,370,000	2,616,426
Oracle Corp.	4.00	7-15-2046	2,582,000	1,723,418
Oracle Corp.	4.55	2-4-2029	3,777,000	3,731,440
Oracle Corp.	4.80	9-26-2032	2,402,000	2,283,978
Oracle Corp.	4.95	2-4-2031	3,491,000	3,414,841
Oracle Corp.	5.20	9-26-2035	1,591,000	1,482,456
Oracle Corp.	5.35	5-4-2033	3,491,000	3,394,544
Oracle Corp.	5.38	9-27-2054	1,942,000	1,494,854
Oracle Corp.	5.55	2-6-2053	1,606,000	1,277,523
Oracle Corp.	5.88	9-26-2045	3,059,000	2,634,668
Oracle Corp.	6.00	8-3-2055	1,155,000	968,341
Oracle Corp.	6.70	2-4-2056	1,686,000	1,553,822
Oracle Corp.	6.85	2-4-2066	1,326,000	1,218,318
Synopsys, Inc.	4.65	4-1-2028	2,269,000	2,282,550
Synopsys, Inc.	4.85	4-1-2030	3,246,000	3,273,999
Synopsys, Inc.	5.00	4-1-2032	2,597,000	2,624,441
Synopsys, Inc.	5.15	4-1-2035	2,287,000	2,287,245
Synopsys, Inc.	5.70	4-1-2055	1,826,000	1,753,648
				56,194,404
Utilities: 2.75%
Electric: 2.75%
American Transmission Systems, Inc.144A	2.65	1-15-2032	925,000	829,171
Arizona Public Service Co.	5.10	3-15-2036	4,323,000	4,255,773
Arizona Public Service Co.	5.90	8-15-2055	2,586,000	2,542,517
Baltimore Gas & Electric Co.	2.25	6-15-2031	1,985,000	1,779,801
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 35

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Baltimore Gas & Electric Co.	5.45%	6-1-2035	$2,606,000	$2,665,859
CenterPoint Energy Houston Electric LLC Series AH	3.60	3-1-2052	1,466,000	1,043,569
CenterPoint Energy Houston Electric LLC Series AQ	4.95	8-15-2035	3,122,000	3,091,589
CenterPoint Energy Houston Electric LLC Series AR	4.85	4-1-2036	2,781,000	2,721,911
Consolidated Edison Co. of New York, Inc.	3.20	12-1-2051	445,000	289,986
Consolidated Edison Co. of New York, Inc.	3.70	11-15-2059	756,000	517,512
Consumers Energy Co.	4.50	1-15-2031	3,896,000	3,889,493
Consumers Energy Co.	5.05	5-15-2035	2,879,000	2,890,483
Consumers Energy Co.%%	5.13	5-1-2036	4,019,000	4,020,629
DTE Electric Co.	2.95	3-1-2050	2,317,000	1,489,584
DTE Electric Co. Series B	3.65	3-1-2052	1,062,000	764,411
Duke Energy Carolinas LLC	2.55	4-15-2031	906,000	827,380
Duke Energy Carolinas LLC	2.85	3-15-2032	2,465,000	2,241,392
Duke Energy Carolinas LLC	3.55	3-15-2052	1,795,000	1,262,083
Duke Energy Corp.	3.50	6-15-2051	1,230,000	823,963
Duke Energy Florida LLC	2.40	12-15-2031	1,978,000	1,764,784
Duke Energy Progress LLC	2.50	8-15-2050	2,003,000	1,141,378
Duke Energy Progress LLC	3.70	10-15-2046	451,000	337,422
Entergy Arkansas LLC	2.65	6-15-2051	1,787,000	1,034,647
Entergy Arkansas LLC	5.15	1-15-2033	2,977,000	3,032,703
Entergy Mississippi LLC	5.80	4-15-2055	1,942,000	1,902,432
Exelon Corp.	4.95	3-15-2036	3,347,000	3,244,981
FirstEnergy Pennsylvania Electric Co.144A	3.25	3-15-2028	1,934,000	1,891,790
FirstEnergy Pennsylvania Electric Co.144A	4.30	1-15-2029	2,333,000	2,324,299
FirstEnergy Pennsylvania Electric Co.144A	4.55	3-15-2031	4,309,000	4,283,626
FirstEnergy Pennsylvania Electric Co.144A	5.20	4-1-2028	1,527,000	1,546,658
Jersey Central Power & Light Co.144A	2.75	3-1-2032	2,181,000	1,959,686
Jersey Central Power & Light Co.144A	4.15	1-15-2029	2,105,000	2,087,707
Jersey Central Power & Light Co.144A	4.40	1-15-2031	3,509,000	3,463,985
Jersey Central Power & Light Co.	5.10	1-15-2035	1,767,000	1,760,910
MidAmerican Energy Co.	2.70	8-1-2052	1,720,000	1,038,401
MidAmerican Energy Co.	5.50	11-15-2056	1,688,000	1,614,189
Mississippi Power Co. Series 12-A	4.25	3-15-2042	1,010,000	844,054
Mississippi Power Co. Series B	3.10	7-30-2051	2,380,000	1,531,629
Northern States Power Co.	5.05	5-15-2035	3,247,000	3,265,386
Northern States Power Co.	5.40	3-15-2054	1,201,000	1,138,267
Northern States Power Co.	5.65	6-15-2054	1,302,000	1,272,136
Ohio Edison Co.144A	4.95	12-15-2029	1,954,000	1,974,796
Oncor Electric Delivery Co. LLC144A	4.50	3-15-2031	5,039,000	5,005,878
Oncor Electric Delivery Co. LLC	5.80	4-1-2055	2,129,000	2,093,849
Oncor Electric Delivery Co. LLC144A	5.90	3-15-2056	2,838,000	2,811,154
Pacific Gas & Electric Co.	3.50	8-1-2050	753,000	497,410
Pacific Gas & Electric Co.	3.95	12-1-2047	4,542,000	3,320,781
Pacific Gas & Electric Co.	4.20	6-1-2041	1,153,000	941,304
Pacific Gas & Electric Co.	4.95	7-1-2050	7,882,000	6,546,368
Pacific Gas & Electric Co.	5.05	10-15-2032	3,284,000	3,274,105
Pacific Gas & Electric Co.	6.10	10-15-2055	2,105,000	2,030,948
PECO Energy Co.	2.85	9-15-2051	2,394,000	1,470,561
The accompanying notes are an integral part of these financial statements.
36 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Electric(continued)
Public Service Co. of Oklahoma Series K	3.15%	8-15-2051	$1,343,000	$855,532
Public Service Electric & Gas Co.	1.90	8-15-2031	3,411,000	2,991,377
Public Service Electric & Gas Co.	2.05	8-1-2050	551,000	290,254
Public Service Electric & Gas Co.	2.70	5-1-2050	928,000	572,783
Southern California Edison Co. Series C	4.13	3-1-2048	226,000	168,735
Trans-Allegheny Interstate Line Co.144A	5.00	1-15-2031	2,830,000	2,870,968
Virginia Electric & Power Co.	2.95	11-15-2051	1,985,000	1,227,633
Virginia Electric & Power Co.	4.95	3-15-2036	4,548,000	4,433,788
Wisconsin Electric Power Co.	4.15	10-15-2030	2,825,000	2,786,473
				126,592,873
Total corporate bonds and notes (Cost $1,117,996,364)				1,098,916,765
Municipal obligations: 0.13%
New York: 0.07%
Airport revenue: 0.07%
Port Authority of New York & New Jersey	4.46	10-1-2062	3,725,000	3,069,547
Ohio: 0.00%
Education revenue: 0.00%
Ohio State University Series A	4.80	6-1-2111	234,000	190,523
Texas: 0.06%
Education revenue: 0.02%
Board of Regents of the University of Texas System Series B	2.44	8-15-2049	1,235,000	744,102
Transportation revenue: 0.04%
North Texas Tollway Authority Series B	6.72	1-1-2049	1,959,000	2,108,294
				2,852,396
Total municipal obligations (Cost $7,275,033)				6,112,466
Non-agency mortgage-backed securities: 1.49%
Angel Oak Mortgage Trust Series 2021-6 Class A1144A±±	1.46	9-25-2066	1,930,698	1,630,574
Bank5 Series 2026-5YR21 Class A3	5.53	4-15-2059	3,661,000	3,777,487
Bank Series 2022-BNK44 Class A5±±	5.93	11-15-2055	2,017,000	2,102,778
BBCMS Mortgage Trust Series 2018-C2 Class ASB	4.24	12-15-2051	523,796	521,776
BBCMS Mortgage Trust Series 2021-C12 Class A5	2.69	11-15-2054	1,143,000	1,015,698
BBCMS Mortgage Trust Series 2022-C17 Class A5	4.44	9-15-2055	1,452,000	1,409,158
BBCMS Mortgage Trust Series 2025-5C37 Class A3	5.02	9-15-2058	797,000	805,529
Benchmark Mortgage Trust Series 2021-B25 Class A4	2.27	4-15-2054	1,722,000	1,572,677
Benchmark Mortgage Trust Series 2026-B43 Class A5%%	5.51	4-15-2063	4,513,000	4,693,520
Benchmark Mortgage Trust Series 2026-V20 Class A3	5.18	2-15-2059	1,147,000	1,167,498
Benchmark Mortgage Trust Series 2026-V21 Class A3	5.13	3-15-2059	3,036,000	3,082,086
BMO Mortgage Trust Series 2025-C12 Class A5±±	5.87	6-15-2058	265,000	279,350
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1144A±±	2.88	7-25-2049	447,179	440,054
BX Trust Series 2025-VLT7 Class A (U.S. SOFR 1 Month+1.70%)144A±	5.35	7-15-2044	3,257,000	3,252,929
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 37

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities(continued)
BX Trust Series 2025-VOLT Class A (U.S. SOFR 1 Month+1.70%)144A±	5.35%	12-15-2044	$5,575,000	$5,571,516
COLT Mortgage Loan Trust Series 2021-2 Class A1144A±±	0.92	8-25-2066	2,470,783	2,087,672
COLT Mortgage Loan Trust Series 2021-4 Class A1144A±±	1.40	10-25-2066	2,700,482	2,303,740
CSAIL Commercial Mortgage Trust Series 2019-C16 Class ASB	3.14	6-15-2052	1,516,028	1,491,470
GS Mortgage Securities Trust Series 2020-GSA2 Class A4	1.72	12-12-2053	5,595,000	5,006,018
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4 Class A3	3.39	12-15-2049	894,942	891,383
MFA Trust Series 2021-NQM2 Class A1144A±±	1.03	11-25-2064	919,642	828,451
Morgan Stanley Capital I Trust Series 2020-HR8 Class A3	1.79	7-15-2053	2,026,230	1,831,613
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1144A±±	1.03	11-25-2055	321,028	311,049
Starwood Mortgage Residential Trust Series 2021-4 Class A1144A±±	1.16	8-25-2056	2,157,406	1,924,756
SWCH Commercial Mortgage Trust Series 2025-DATA Class A (U.S. SOFR 1 Month+1.44%)144A±	5.10	2-15-2042	4,650,000	4,609,312
Verus Securitization Trust Series 2021-1 Class A1144A±±	0.82	1-25-2066	1,009,370	920,172
Verus Securitization Trust Series 2021-2 Class A1144A±±	1.03	2-25-2066	1,860,913	1,703,933
Verus Securitization Trust Series 2021-3 Class A1144A±±	1.05	6-25-2066	1,626,477	1,437,430
Verus Securitization Trust Series 2021-4 Class A1144A±±	0.94	7-25-2066	2,145,255	1,830,318
Verus Securitization Trust Series 2021-5 Class A1144A±±	1.01	9-25-2066	5,375,030	4,635,081
Verus Securitization Trust Series 2021-7 Class A1144A±±	2.83	10-25-2066	2,463,054	2,256,872
Verus Securitization Trust Series 2021-8 Class A1144A±±	2.82	11-25-2066	2,258,293	2,068,915
Verus Securitization Trust Series 2021-R1 Class A1144A±±	0.82	10-25-2063	382,637	370,749
Verus Securitization Trust Series 2021-R3 Class A1144A±±	1.02	4-25-2064	606,324	583,953
Total non-agency mortgage-backed securities (Cost $72,481,509)				68,415,517
U.S. Treasury securities: 26.36%
U.S. Treasury Bonds	1.13	8-15-2040	36,999,000	22,919,146
U.S. Treasury Bonds	1.38	11-15-2040	34,279,000	21,925,170
U.S. Treasury Bonds	1.38	8-15-2050	17,360,000	8,386,372
U.S. Treasury Bonds	1.63	11-15-2050	10,023,000	5,165,760
U.S. Treasury Bonds	1.75	8-15-2041	66,213,000	43,951,465
U.S. Treasury Bonds	2.00	11-15-2041	45,188,000	31,024,386
U.S. Treasury Bonds	2.25	8-15-2049	27,998,000	17,214,395
U.S. Treasury Bonds	2.38	2-15-2042	8,000	5,791
U.S. Treasury Bonds	3.00	2-15-2048	47,858,000	34,910,168
U.S. Treasury Bonds	3.00	8-15-2048	46,339,000	33,613,876
U.S. Treasury Bonds	3.00	2-15-2049	70,879,000	51,163,010
U.S. Treasury Bonds##	4.63	2-15-2046	108,475,000	103,593,625
U.S. Treasury Bonds##	4.63	11-15-2055	87,144,000	82,187,685
U.S. Treasury Bonds	4.75	8-15-2055	24,229,000	23,309,055
U.S. Treasury Notes	3.50	1-31-2028	15,279,000	15,179,328
U.S. Treasury Notes##	3.63	8-31-2030	113,955,000	112,241,224
U.S. Treasury Notes	3.63	12-31-2030	7,225,000	7,106,747
U.S. Treasury Notes##	3.75	4-30-2028	77,755,000	77,554,538
U.S. Treasury Notes	3.75	12-31-2028	30,674,000	30,548,189
U.S. Treasury Notes	3.75	6-30-2030	8,799,000	8,719,259
The accompanying notes are an integral part of these financial statements.
38 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Notes	3.88%	3-31-2028	$16,092,000	$16,088,228
U.S. Treasury Notes	3.88	4-15-2029	21,552,000	21,530,111
U.S. Treasury Notes	3.88	4-30-2030	76,648,000	76,354,582
U.S. Treasury Notes	3.88	3-31-2031	39,317,000	39,055,911
U.S. Treasury Notes##	3.88	4-30-2031	117,780,000	116,988,666
U.S. Treasury Notes	3.88	8-31-2032	30,678,000	30,189,069
U.S. Treasury Notes	4.13	10-31-2027	49,953,000	50,128,616
U.S. Treasury Notes	4.13	5-31-2032	46,012,000	45,972,458
U.S. Treasury Notes	4.13	4-30-2033	2,821,000	2,806,454
U.S. Treasury Notes	4.13	2-15-2036	42,119,000	41,230,552
U.S. Treasury Notes	4.25	3-31-2033	6,939,000	6,958,516
U.S. Treasury Notes	4.88	10-31-2028	33,869,000	34,640,314
Total U.S. Treasury securities (Cost $1,225,686,122)				1,212,662,666
Yankee corporate bonds and notes: 4.85%
Basic materials: 0.32%
Chemicals: 0.11%
SNF Group SACA144A	5.63	3-31-2031	4,836,000	4,894,799
Mining: 0.21%
Anglo American Capital PLC144A	4.63	3-19-2031	3,296,000	3,259,608
Anglo American Capital PLC144A	5.00	3-21-2033	3,296,000	3,259,817
Anglo American Capital PLC144A	5.25	3-19-2036	3,296,000	3,243,046
				9,762,471
Communications: 0.31%
Telecommunications: 0.31%
Orange SA144A	4.00	1-13-2029	2,922,000	2,896,865
Orange SA144A	4.25	1-13-2031	4,308,000	4,225,121
Orange SA144A	4.75	1-13-2033	4,636,000	4,577,391
Orange SA144A	5.00	1-13-2036	2,704,000	2,645,289
				14,344,666
Consumer, non-cyclical: 0.61%
Agriculture: 0.07%
Imperial Brands Finance PLC144A	5.63	7-1-2035	3,008,000	3,035,990
Biotechnology: 0.13%
Royalty Pharma PLC	2.20	9-2-2030	1,548,000	1,398,098
Royalty Pharma PLC	3.30	9-2-2040	774,000	591,771
Royalty Pharma PLC	3.55	9-2-2050	3,533,000	2,417,706
Royalty Pharma PLC	5.20	9-25-2035	1,579,000	1,564,543
				5,972,118
Food: 0.33%
JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings	6.38	4-15-2066	784,000	754,841
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 39

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Food(continued)
JBS NV/JBS USA Foods Group Holdings, Inc./JBS USA Food Co. Holdings144A	6.40%	5-10-2057	$1,943,000	$1,911,776
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co. Sarl	3.00	5-15-2032	2,940,000	2,619,342
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co. Sarl	3.63	1-15-2032	3,955,000	3,657,430
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co. Sarl	5.75	4-1-2033	972,000	1,000,720
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co. Sarl	6.50	12-1-2052	2,052,000	2,057,969
JBS USA Holding Lux Sarl/ JBS USA Food Co./ JBS Lux Co. Sarl	7.25	11-15-2053	3,141,000	3,424,670
				15,426,748
Pharmaceuticals: 0.08%
Pfizer Investment Enterprises Pte. Ltd.	4.75	5-19-2033	2,136,000	2,126,839
Pfizer Investment Enterprises Pte. Ltd.	5.30	5-19-2053	774,000	717,030
Pfizer Investment Enterprises Pte. Ltd.	5.34	5-19-2063	784,000	708,864
				3,552,733
Energy: 0.61%
Oil & gas: 0.28%
Aker BP ASA144A	5.25	10-30-2035	3,584,000	3,500,382
Aker BP ASA144A	5.80	10-1-2054	1,531,000	1,406,224
Equinor ASA	4.75	11-14-2035	2,977,000	2,932,213
Equinor ASA	5.13	6-3-2035	361,000	367,669
Saudi Arabian Oil Co.144A	5.75	7-17-2054	1,100,000	1,038,057
Saudi Arabian Oil Co.144A	6.38	6-2-2055	3,527,000	3,593,522
				12,838,067
Oil & gas services: 0.09%
Schlumberger Investment SA%%	5.15	5-7-2036	4,019,000	4,015,809
Pipelines: 0.24%
Enbridge, Inc.	4.85	3-27-2031	4,305,000	4,322,698
Enbridge, Inc.	5.45	3-27-2036	3,202,000	3,235,708
Galaxy Pipeline Assets Bidco Ltd.144A	2.16	3-31-2034	2,184,829	1,955,193
Galaxy Pipeline Assets Bidco Ltd.144A	2.63	3-31-2036	2,002,000	1,736,231
				11,249,830
Financial: 2.25%
Banks: 1.83%
Banco Nacional de Mexico SA (5 Year Treasury Constant Maturity+2.68%)144A±%%	6.70	8-7-2036	4,258,000	4,258,000
Banco Santander SA	4.60	4-15-2029	4,400,000	4,389,958
Banco Santander SA	4.87	4-15-2031	4,200,000	4,180,867
Banco Santander SA	5.44	4-15-2036	2,000,000	1,985,582
Barclays PLC (U.S. SOFR+1.51%)±	5.21	2-24-2037	3,448,000	3,350,896
HSBC Holdings PLC (U.S. SOFR+1.21%)±	4.68	3-10-2032	5,171,000	5,111,695
HSBC Holdings PLC (U.S. SOFR+1.55%)±	5.28	3-10-2037	3,868,000	3,814,890
ING Groep NV (U.S. SOFR+1.26%)±	4.80	3-23-2032	3,294,000	3,279,803
ING Groep NV (U.S. SOFR+1.61%)±	5.42	3-23-2037	2,818,000	2,815,019
Lloyds Banking Group PLC (1 Year Treasury Constant Maturity+0.60%)±	4.24	2-10-2030	5,640,000	5,585,018
The accompanying notes are an integral part of these financial statements.
40 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Banks(continued)
Lloyds Banking Group PLC (1 Year Treasury Constant Maturity+0.82%)±	5.67%	2-10-2047	$4,790,000	$4,658,758
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+0.80%)±	4.51	1-14-2032	4,012,000	3,951,164
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+0.90%)±	5.06	1-14-2037	2,607,000	2,554,671
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+0.92%)±	4.85	4-21-2032	3,664,000	3,657,749
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+0.98%)±	5.87	4-21-2047	2,104,000	2,104,804
Mitsubishi UFJ Financial Group, Inc. (1 Year Treasury Constant Maturity+1.02%)±	5.33	4-21-2037	3,393,000	3,387,187
Mizuho Bank Ltd.144A	5.19	4-16-2036	3,396,000	3,377,979
Mizuho Bank Ltd.144A	5.77	4-16-2046	1,812,000	1,797,336
Standard Chartered PLC (1 Year Treasury Constant Maturity+1.10%)144A±	5.71	3-5-2047	3,448,000	3,306,183
Sumitomo Mitsui Financial Group, Inc. (U.S. SOFR+1.02%)±	4.49	1-15-2032	1,334,000	1,313,498
Sumitomo Mitsui Financial Group, Inc. (U.S. SOFR+1.22%)±	5.05	1-15-2037	4,012,000	3,934,775
Toronto-Dominion Bank	4.87	4-22-2033	4,703,000	4,676,638
UBS Group AG (U.S. SOFR+1.05%)144A±	4.59	8-10-2032	3,493,000	3,438,895
UBS Group AG (U.S. SOFR+1.49%)144A±	5.53	5-6-2047	3,701,000	3,549,129
				84,480,494
Diversified financial services: 0.14%
Brookfield Asset Management Ltd.	4.83	4-15-2031	4,154,000	4,119,163
Brookfield Asset Management Ltd.	5.30	1-15-2036	2,362,000	2,304,577
				6,423,740
Insurance: 0.16%
Nippon Life Insurance Co.144A	4.75	4-2-2031	4,458,000	4,460,632
Nippon Life Insurance Co.144A	5.05	4-2-2033	2,784,000	2,789,700
				7,250,332
REITs: 0.12%
FIBRA Prologis144A	5.50	11-26-2035	2,353,000	2,320,469
FIBRA Prologis144A	5.63	1-14-2038	3,261,000	3,212,085
				5,532,554
Industrial: 0.51%
Aerospace/defense: 0.10%
Embraer Netherlands Finance BV	5.40	1-9-2038	2,298,000	2,234,230
Embraer Netherlands Finance BV	5.98	2-11-2035	2,412,000	2,514,510
				4,748,740
Electronics: 0.07%
Flex Ltd.	5.25	1-15-2032	1,062,000	1,068,516
Flex Ltd.	5.38	11-13-2035	2,274,000	2,260,456
				3,328,972
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 41

Portfolio of investments—April 30, 2026

	Interest rate	Maturity date	Principal	Value
Machinery-construction & mining: 0.05%
Eaton Capital ULC	4.45%	5-9-2030	$1,998,000	$1,996,726
Miscellaneous manufacturing: 0.29%
Siemens Funding BV144A	4.35	5-26-2028	4,899,000	4,920,448
Siemens Funding BV144A	4.60	5-28-2030	3,268,000	3,292,352
Siemens Funding BV144A	5.20	5-28-2035	3,084,000	3,153,920
Siemens Funding BV144A	5.80	5-28-2055	1,996,000	2,021,246
				13,387,966
Utilities: 0.24%
Electric: 0.24%
Chile Electricity Lux MPC II Sarl144A	5.58	10-20-2035	1,800,564	1,839,276
Chile Electricity Lux MPC II Sarl144A	5.67	10-20-2035	3,433,971	3,510,132
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara144A	4.75	2-3-2031	4,065,000	3,982,810
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara144A	5.45	2-3-2036	1,621,000	1,577,009
				10,909,227
Total yankee corporate bonds and notes (Cost $224,409,464)				223,151,982
Yankee government bonds: 0.97%
Australia: 0.11%
Export Finance & Insurance Corp.144A	4.63	10-26-2027	5,108,000	5,153,704
Chile: 0.08%
Chile	4.35	4-13-2031	3,766,000	3,717,230
Israel: 0.16%
Israel	3.88	7-3-2050	2,266,000	1,616,833
Israel	4.50	1-13-2031	5,528,000	5,435,012
				7,051,845
Mexico: 0.40%
Mexico	4.40	2-12-2052	1,955,000	1,402,713
Mexico	4.60	1-23-2046	2,162,000	1,674,361
Mexico	4.60	2-10-2048	1,795,000	1,365,995
Mexico	4.75	3-8-2044	2,060,000	1,670,660
Mexico	5.38	3-22-2033	7,097,000	6,958,963
Mexico	6.75	2-9-2056	3,274,000	3,218,342
Mexico	3.50	2-12-2034	2,609,000	2,230,695
				18,521,729
Paraguay: 0.09%
Paraguay144A	5.40	3-30-2050	4,512,000	4,066,666
Poland: 0.13%
Republic of Poland	5.38	4-14-2036	4,028,000	4,044,933
Republic of Poland	6.13	4-14-2056	1,911,000	1,916,191
				5,961,124
Total yankee government bonds (Cost $44,133,566)				44,472,298
The accompanying notes are an integral part of these financial statements.
42 | Allspring Core Bond Portfolio

Portfolio of investments—April 30, 2026

		Yield	Shares	Value
Short-term investments: 0.69%
Investment companies: 0.69%
Allspring Government Money Market Fund Select Class♠∞##		3.60%	31,814,609	$31,814,609
Total short-term investments (Cost $31,814,609)				31,814,609
Total investments in securities (Cost $4,791,128,689)	103.04%			4,739,634,259
Other assets and liabilities, net	(3.04)			(139,984,120)
Total net assets	100.00%			$4,599,650,139

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
±±
The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
RFUCCT1Y	Refinitiv USD IBOR Consumer Cash Fallbacks Term 1-year
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal of securities
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$268,851,171	$3,160,206,676	$(3,397,243,238)	$0	$0	$31,814,609	31,814,609	$5,840,245
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 43

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $4,759,314,080)	$4,707,819,650
Investments in affiliated securities, at value (cost $31,814,609)	31,814,609
Cash	209,175
Segregated cash for when-issued securities	210,000
Foreign currency, at value (cost $8,285)	8,377
Receivable for investments sold	638,337,510
Receivable for interest	27,804,073
Principal paydown receivable	1,038,514
Prepaid expenses and other assets	11,323
Total assets	5,407,253,231
Liabilities
Payable for investments purchased	806,314,995
Advisory fee payable	1,220,209
Accrued expenses and other liabilities	67,888
Total liabilities	807,603,092
Total net assets	$4,599,650,139
The accompanying notes are an integral part of these financial statements.
44 | Allspring Core Bond Portfolio

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Interest (net of foreign withholding taxes of $2,627)	$227,536,655
Income from affiliated securities	5,840,245
Total investment income	233,376,900
Expenses
Advisory fee	17,293,386
Custody and accounting fees	198,521
Professional fees	114,435
Registration fees	31
Interest holder report expenses	12,814
Trustees’ fees and expenses	47,983
Other fees and expenses	95,403
Total expenses	17,762,573
Less: Fee waivers and/or expense reimbursements	(1,316,690)
Net expenses	16,445,883
Net investment income	216,931,017
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	2,124,575
TBA sale commitments	210,680
Foreign currency and foreign currency translations	234
Net realized gains on investments	2,335,489
Net change in unrealized gains (losses) on
Unaffiliated securities	(4,489,847)
TBA sale commitments	203,558
Foreign currency and foreign currency translations	(71)
Net change in unrealized gains (losses) on investments	(4,286,360)
Net realized and unrealized gains (losses) on investments	(1,950,871)
Net increase in net assets resulting from operations	$214,980,146
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 45

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026	Year ended April 30, 2025
Operations
Net investment income	$216,931,017	$233,334,920
Net realized gains (losses) on investments	2,335,489	(14,821,174)
Net change in unrealized gains (losses) on investments	(4,286,360)	191,946,742
Net increase in net assets resulting from operations	214,980,146	410,460,488
Capital transactions
Transactions in investors’ beneficial interests
Contributions	635,128,099	766,209,972
Withdrawals	(1,496,518,862)	(939,967,594)
Net decrease in net assets resulting from capital transactions	(861,390,763)	(173,757,622)
Total increase (decrease) in net assets	(646,410,617)	236,702,866
Net assets
Beginning of period	5,246,060,756	5,009,357,890
End of period	$4,599,650,139	$5,246,060,756
The accompanying notes are an integral part of these financial statements.
46 | Allspring Core Bond Portfolio

Financial highlights
Financial highlights

	Year ended April 30			Year ended May 31
	2026	2025	2024[1]	2023	2022	2021
Total return[2]	4.30%	8.20%	0.09%	(1.88)%	(8.55)%	0.65%
Ratios to average net assets (annualized)
Gross expenses	0.36%	0.35%	0.36%	0.36%	0.36%	0.35%
Net expenses[3]	0.33%	0.33%	0.33%	0.36%	0.36%	0.35%
Net investment income	4.35%	4.42%	4.25%	3.08%	1.33%	1.30%
Supplemental Data
Portfolio turnover rate	362%	373%	349%	384%	432%	457%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]
Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.

[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Core Bond Portfolio | 47

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
TBA sale commitments
The Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying
48 | Allspring Core Bond Portfolio

Notes to financial statements
securities, according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Portfolio may engage in mortgage dollar roll transactions through To Be Announced (TBA) mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $4,801,307,459 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$20,286,071
Gross unrealized losses	(81,959,271)
Net unrealized losses	$(61,673,200)
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Core Bond Portfolio | 49

Notes to financial statements
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$0	$1,783,164,800	$0	$1,783,164,800
Asset-backed securities	0	270,923,156	0	270,923,156
Corporate bonds and notes	0	1,098,916,765	0	1,098,916,765
Municipal obligations	0	6,112,466	0	6,112,466
Non-agency mortgage-backed securities	0	68,415,517	0	68,415,517
U.S. Treasury securities	1,212,662,666	0	0	1,212,662,666
Yankee corporate bonds and notes	0	223,151,982	0	223,151,982
Yankee government bonds	0	44,472,298	0	44,472,298
Short-term investments
Investment companies	31,814,609	0	0	31,814,609
Total assets	$1,244,477,275	$3,495,156,984	$0	$4,739,634,259
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At April 30, 2026, the Portfolio did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.400%
Next $500 million	0.375
Next $2 billion	0.350
Next $2 billion	0.325
Next $5 billion	0.300
Over $10 billion	0.290
For the year ended April 30, 2026, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the year ended April 30, 2026.
50 | Allspring Core Bond Portfolio

Notes to financial statements
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2026 were as follows:
Purchases at cost		Sales Proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$15,181,046,479	$2,837,619,757	$15,249,361,582	$3,046,663,860
6.BANK BORROWINGS
The Portfolio, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to portfolio interest holder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Portfolio under the agreement.
7.INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
8.OPERATING SEGMENTS
The Portfolio operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Portfolio acts as the Portfolio’s CODM. The CODM monitors the operating results of the Portfolio as a whole and the Portfolio’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Portfolio’s prospectus which is executed by the Portfolio’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Portfolio’s single segment. This information is consistent with that presented within the Portfolio’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Core Bond Portfolio | 51

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Core Bond Portfolio (the Portfolio), a series of Allspring Master Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
52 | Allspring Core Bond Portfolio

Other information (unaudited)
Other information
Tax information
For the fiscal year ended April 30, 2026, $188,279,972 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended April 30, 2026, 21% of the ordinary income distributed was derived from interest on U.S. government securities.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

Allspring Core Bond Fund | 53

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Not applicable

54 | Allspring Core Bond Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR0940 04-26

Allspring Small Company Value Fund
Long Form Financial Statements
Annual Report
April 30, 2026

Allspring Small Company Value Fund | 1

Portfolio of investments—April 30, 2026
Portfolio of investments

		Value
Investment companies: 100.02%
Affiliated master portfolio: 100.02%
Allspring Small Company Value Portfolio		$584,304,192
Total investment companies (Cost $435,430,411)		584,304,192
Total investments in securities (Cost $435,430,411)	100.02%	584,304,192
Other assets and liabilities, net	(0.02)	(113,921)
Total net assets	100.00%	$584,190,271
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on investments allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated Income Allocated from affiliated Master Portfolio	Value, end of period
Allspring Small Company Value Portfolio	90.89%	89.76%	$85,315,707	$73,759,960	$9,280,777	$5,706	$208,150	$584,304,192
The accompanying notes are an integral part of these financial statements.
2 | Allspring Small Company Value Fund

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in affiliated Master Portfolio, at value (cost $435,430,411)	$584,304,192
Receivable for Fund shares sold	310,959
Receivable from manager	39,432
Prepaid expenses and other assets	42,312
Total assets	584,696,895
Liabilities
Payable for Fund shares redeemed	317,190
Administration fees payable	78,909
Shareholder servicing fees payable	73,517
Dividends payable	868
Accrued expenses and other liabilities	36,140
Total liabilities	506,624
Total net assets	$584,190,271
Net assets consist of
Paid-in capital	$391,500,918
Total distributable earnings	192,689,353
Total net assets	$584,190,271
Computation of net asset value and offering price per share
Net assets–Class A	$367,820,412
Shares outstanding–Class A1	9,219,765
Net asset value per share–Class A	$39.89
Maximum offering price per share – Class A2	$42.32
Net assets–Class R6	$30,264,774
Shares outstanding–Class R6[1]	726,415
Net asset value per share–Class R6	$41.66
Net assets–Institutional Class	$186,105,085
Shares outstanding–Institutional Class[1]	4,500,186
Net asset value per share–Institutional Class	$41.35
1 The Fund has an unlimited number of authorized shares.
2 Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 3

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Dividends allocated from affiliated Master Portfolio	$9,280,777
Affiliated income allocated from affiliated Master Portfolio	208,150
Interest allocated from affiliated Master Portfolio	5,706
Interest	768
Expenses allocated from affiliated Master Portfolio	(4,670,107)
Waivers allocated from affiliated Master Portfolio	420,825
Total investment income	5,246,119
Expenses
Management fee	286,797
Administration fees
Class A	681,127
Class C	1,521 [1]
Class R6	7,983
Administrator Class	8,633 [2]
Institutional Class	258,725
Shareholder servicing fees
Class A	851,409
Class C	1,901 [1]
Administrator Class	16,534 [2]
Distribution fee
Class C	5,704 [1]
Custody and accounting fees	11,206
Professional fees	35,295
Registration fees	125,135
Shareholder report expenses	124,464
Trustees’ fees and expenses	11,261
Other fees and expenses	15,543
Total expenses	2,443,238
Less: Fee waivers and/or expense reimbursements
Fund-level	(742,039)
Class A	(168,127)
Net expenses	1,533,072
Net investment income	3,713,047
Realized and unrealized gains (losses) on investments
Net realized gains on investments allocated from affiliated Master Portfolio	85,315,707
Net change in unrealized gains (losses) on investments allocated from affiliated Master Portfolio	73,759,960
Net realized and unrealized gains (losses) on investments	159,075,667
Net increase in net assets resulting from operations	$162,788,714
1 For the period from May 1, 2025 to November 14, 2025. Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
2 For the period from May 1, 2025 to September 12, 2025. Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
4 | Allspring Small Company Value Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026		Year ended April 30, 2025
Operations
Net investment income		$3,713,047		$5,821,724
Net realized gains on investments		85,315,707		23,212,643
Net change in unrealized gains (losses) on investments		73,759,960		(41,768,507)
Net increase (decrease) in net assets resulting from operations		162,788,714		(12,734,140)
Distributions to shareholders from
Net investment income and net realized gains
Class A		(18,580,766)		(28,904,189)
Class C		0 [1]		(137,366)
Class R6		(1,575,178)		(1,630,283)
Administrator Class		0 [2]		(1,442,395)
Institutional Class		(11,244,027)		(17,727,195)
Total distributions to shareholders		(31,399,971)		(49,841,428)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	214,372	7,659,928	364,142	13,392,473
Class C	3,698 [1]	106,289 [1]	27,596	887,264
Class R6	351,094	12,947,199	287,828	10,990,259
Administrator Class	67,973 [2]	2,383,074 [2]	81,672	3,122,551
Institutional Class	569,422	21,049,777	1,400,503	53,549,918
		44,146,267		81,942,465
Reinvestment of distributions
Class A	520,246	18,219,294	744,474	28,285,118
Class C	0 [1]	0 [1]	4,256	137,366
Class R6	42,881	1,570,798	41,236	1,630,283
Administrator Class	0 [2]	0 [2]	35,453	1,385,843
Institutional Class	307,267	11,169,553	449,811	17,673,123
		30,959,645		49,111,733
Payment for shares redeemed
Class A	(1,429,196)	(51,347,728)	(1,550,961)	(56,443,818)
Class C	(12,347)[1]	(370,153)[1]	(28,685)	(917,919)
Class R6	(272,439)	(10,213,642)	(265,725)	(10,169,946)
Administrator Class	(90,390)[2]	(3,176,575)[2]	(147,906)	(5,637,178)
Institutional Class	(2,746,376)	(102,329,309)	(2,870,622)	(109,309,331)
		(167,437,407)		(182,478,192)
1 For the period from May 1, 2025 to November 14, 2025
2 For the period from May 1, 2025 to September 12, 2025
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 5

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026		Year ended April 30, 2025
	Shares		Shares
Share conversions
Class A	34,225 [3]	$1,198,107 [3]	0	$0
Class C	(40,604)[3]	(1,198,107)[3]	0	0
Administrator Class	(470,351)[4]	(17,527,660)[4]	0	0
Institutional Class	467,189 [4]	17,527,660 [4]	0	0
		0		0
Net decrease in net assets resulting from capital share transactions		(92,331,495)		(51,423,994)
Total increase (decrease) in net assets		39,057,248		(113,999,562)
Net assets
Beginning of period		545,133,023		659,132,585
End of period		$584,190,271		$545,133,023
3 Effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares and are no longer offered by the Fund.
4 Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares and are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.
6 | Allspring Small Company Value Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Class A	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$31.75	$35.41	$29.53	$34.30	$37.11	$20.91
Net investment income	0.19 [2]	0.29 [2]	0.27 [2]	0.24 [2]	0.12 [2]	0.09
Net realized and unrealized gains (losses) on investments	9.97	(1.01)	5.89	(3.66)	(0.71)	16.22
Total from investment operations	10.16	(0.72)	6.16	(3.42)	(0.59)	16.31
Distributions to shareholders from
Net investment income	(0.23)	(0.44)	(0.28)	0.00	(0.08)	(0.11)
Net realized gains	(1.79)	(2.50)	0.00	(1.35)	(2.14)	0.00
Total distributions to shareholders	(2.02)	(2.94)	(0.28)	(1.35)	(2.22)	(0.11)
Net asset value, end of period	$39.89	$31.75	$35.41	$29.53	$34.30	$37.11
Total return[3]	32.92%	(3.34)%	20.84%	(10.31)%	(1.77)%	77.80%
Ratios to average net assets (annualized)*
Gross expenses	1.30%	1.30%	1.30%	1.32%	1.32%	1.32%
Net expenses	1.12%	1.11%	1.12%	1.14%	1.14%	1.14%
Net investment income	0.53%	0.79%	0.89%	0.76%	0.33%	0.33%
Supplemental data
Portfolio turnover rate[4]	209%	114%	107%	87%	70%	62%
Net assets, end of period (000s omitted)	$367,820	$313,709	$365,526	$304,601	$376,072	$414,013

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.74%
Year ended April 30, 2025	0.74%
Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]
Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.

[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 7

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Class R6	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$33.09	$36.81	$30.68	$35.46	$38.33	$21.56
Net investment income	0.33 [2]	0.44 [2]	0.40 [2]	0.37 [2]	0.33	0.20
Net realized and unrealized gains (losses) on investments	10.41	(1.06)	6.12	(3.79)	(0.80)	16.78
Total from investment operations	10.74	(0.62)	6.52	(3.42)	(0.47)	16.98
Distributions to shareholders from
Net investment income	(0.38)	(0.60)	(0.39)	(0.01)	(0.26)	(0.21)
Net realized gains	(1.79)	(2.50)	0.00	(1.35)	(2.14)	0.00
Total distributions to shareholders	(2.17)	(3.10)	(0.39)	(1.36)	(2.40)	(0.21)
Net asset value, end of period	$41.66	$33.09	$36.81	$30.68	$35.46	$38.33
Total return[3]	33.42%	(2.99)%	21.25%	(9.95)%	(1.41)%	78.63%
Ratios to average net assets (annualized)*
Gross expenses	0.88%	0.88%	0.88%	0.89%	0.89%	0.89%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.89%	1.15%	1.27%	1.11%	0.71%	0.73%
Supplemental data
Portfolio turnover rate[4]	209%	114%	107%	87%	70%	62%
Net assets, end of period (000s omitted)	$30,265	$20,017	$19,936	$14,573	$8,021	$9,007

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.74%
Year ended April 30, 2025	0.74%
Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
8 | Allspring Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended May 31
Institutional Class	2026	2025	2024[1]	2023	2022	2021
Net asset value, beginning of period	$32.86	$36.58	$30.51	$35.30	$38.13	$21.46
Net investment income	0.30 [2]	0.40 [2]	0.37 [2]	0.35 [2]	0.20 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	10.32	(1.06)	6.08	(3.78)	(0.71)	16.70
Total from investment operations	10.62	(0.66)	6.45	(3.43)	(0.51)	16.85
Distributions to shareholders from
Net investment income	(0.34)	(0.56)	(0.38)	(0.01)	(0.18)	(0.18)
Net realized gains	(1.79)	(2.50)	0.00	(1.35)	(2.14)	0.00
Total distributions to shareholders	(2.13)	(3.06)	(0.38)	(1.36)	(2.32)	(0.18)
Net asset value, end of period	$41.35	$32.86	$36.58	$30.51	$35.30	$38.13
Total return[3]	33.28%	(3.10)%	21.15%	(10.03)%	(1.53)%	78.39%
Ratios to average net assets (annualized)*
Gross expenses	0.98%	0.98%	0.98%	0.99%	0.99%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.81%	1.05%	1.15%	1.06%	0.54%	0.52%
Supplemental data
Portfolio turnover rate[4]	209%	114%	107%	87%	70%	62%
Net assets, end of period (000s omitted)	$186,105	$193,986	$253,235	$110,536	$115,479	$72,123

*	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended April 30, 2026	0.74%
Year ended April 30, 2025	0.74%
Year ended April 30, 2024[1]	0.74%
Year ended May 31, 2023	0.74%
Year ended May 31, 2022	0.74%
Year ended May 31, 2021	0.74%

[1]	For the eleven months ended April 30, 2024. The Fund changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Calculated based upon average shares outstanding
[3]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[4]
Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Fund | 9

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Allspring Small Company Value Portfolio, a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. As of April 30, 2026, the Fund owned 89.76% of Allspring Small Company Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended April 30, 2026 are included in this report and should be read in conjunction with the Fund’s financial statements.
Effective at the close of business on September 12, 2025, Administrator Class shares were converted to Institutional Class shares in a tax-free conversion. Shareholders of Administrator Class received Institutional Class shares at a value equal to the value of their Administrator Class shares immediately prior to the conversion. Administrator Class shares are no longer offered by the Fund. Additionally, effective at the close of business on November 14, 2025, Class C shares were converted to Class A shares in a tax-free conversion. Shareholders of Class C received Class A shares at a value equal to the value of their Class C shares immediately prior to the conversion. Class C shares are no longer offered by the Fund.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Investment transactions, income and expenses
Investments in the affiliated Master Portfolio are recorded on a trade date basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
10 | Allspring Small Company Value Fund

Notes to financial statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $450,244,668 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$134,059,524
Gross unrealized losses	(0)
Net unrealized gains	$134,059,524
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.FAIR VALUATION MEASUREMENTS
At April 30, 2026, the Fund’s investment in the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and fair value of the affiliated Master Portfolio is as follows:
Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio
Allspring Small Company Value Portfolio	Seeks long-term capital appreciation	$584,304,192
The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.
4.TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays, generally on a monthly basis, Allspring Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.050%
Next $5 billion	0.040
Over $10 billion	0.030
For the year ended April 30, 2026, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.
Allspring Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee, generally paid on a monthly basis, from the affiliated Master Portfolio for those services.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class and generally paid monthly, as follows:
Class-level administration fee
Class A	0.20%
Class C	0.20
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Allspring Small Company Value Fund | 11

Notes to financial statements
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Allspring Funds Management has contractually committed through August 31, 2026 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of April 30, 2026, the contractual caps are as follows:

EXPENSE RATIO CAPS
Class A	1.15%
Class R6	0.75
Institutional Class	0.85
Distribution fee
The Trust has adopted a distribution plan for Class C shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC (“Allspring Funds Distributor”), the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.75% of the average daily net assets of Class C shares. Such fees are generally paid on a monthly basis.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended April 30, 2026, Allspring Funds Distributor received $1,631 from the sale of Class A shares and $69 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended April 30, 2026.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class are charged a fee at an annual rate up to 0.25% of the average daily net assets of each respective class. These fees are generally paid on a monthly basis. A portion of these total shareholder servicing fees were paid to affiliates of the Fund.
5.INVESTMENT PORTFOLIO TRANSACTIONS
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the affiliated Master Portfolio.  Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio at the end of the period by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2026 were $1,174,824,080 and $1,286,560,666, respectively.
6.BANK BORROWINGS
The Fund, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Fund under the agreement.
7.DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were as follows:
	Year ended April 30
	2026	2025
Ordinary income	$4,269,236	$8,496,380
Long-term capital gain	27,130,735	41,345,048
Total	$31,399,971	$49,841,428
12 | Allspring Small Company Value Fund

Notes to financial statements
As of April 30, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Total
$6,611,210	$52,018,619	$134,059,524	$192,689,353
8.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Small Company Value Fund | 13

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Fund (the Fund), a series of Allspring Funds Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of interests held as of April 30, 2026, by correspondence with the transfer agent of the master portfolio. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
14 | Allspring Small Company Value Fund

Portfolio of investments—April 30, 2026
Portfolio of investments

	Shares	Value
Common stocks: 97.38%
Communication services: 1.47%
Interactive media & services: 0.62%
CarGurus, Inc.†	110,238	$4,019,278
Media: 0.85%
Versant Media Group, Inc.	138,290	5,557,875
Consumer discretionary: 10.53%
Automobile components: 1.51%
Dana, Inc.	105,058	3,829,364
Patrick Industries, Inc.	26,065	2,424,045
Strattec Security Corp.†	47,871	3,602,772
		9,856,181
Broadline retail: 0.27%
Dillard’s, Inc. Class A	3,115	1,773,120
Distributors: 0.19%
GigaCloud Technology, Inc. Class A†	27,174	1,208,971
Diversified consumer services: 1.63%
Carriage Services, Inc. Class A	81,671	4,010,046
Covista, Inc.†	27,894	3,213,947
Stride, Inc.†	34,736	3,374,950
		10,598,943
Hotels, restaurants & leisure: 0.44%
Cheesecake Factory, Inc.	45,496	2,860,333
Household durables: 2.22%
Cavco Industries, Inc.†	7,737	3,922,659
Century Communities, Inc.	88,676	4,967,630
Meritage Homes Corp.	82,354	5,545,718
		14,436,007
Leisure products: 1.36%
Johnson Outdoors, Inc. Class A	106,662	5,613,621
Peloton Interactive, Inc. Class A†	591,428	3,223,283
		8,836,904
Specialty retail: 2.48%
Abercrombie & Fitch Co. Class A†	46,576	3,975,262
Envela Corp.†	167,573	2,950,960
RealReal, Inc.†	307,985	3,661,942
Urban Outfitters, Inc.†	79,287	5,577,047
		16,165,211
Textiles, apparel & luxury goods: 0.43%
Rocky Brands, Inc.	76,758	2,814,716
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 15

Portfolio of investments—April 30, 2026

	Shares	Value
Consumer staples: 4.24%
Beverages: 0.57%
MGP Ingredients, Inc.	70,149	$1,398,771
Primo Brands Corp. Class A	113,990	2,323,116
		3,721,887
Consumer staples distribution & retail: 1.51%
Ingles Markets, Inc. Class A	49,377	4,516,514
Natural Grocers by Vitamin Cottage, Inc.	44,827	1,298,190
Sprouts Farmers Market, Inc.†	8,322	681,156
Village Super Market, Inc. Class A	77,078	3,321,291
		9,817,151
Food products: 1.35%
Cal-Maine Foods, Inc.	8,986	694,258
Darling Ingredients, Inc.†	50,144	3,220,749
Fresh Del Monte Produce, Inc.	29,368	1,230,226
John B Sanfilippo & Son, Inc.	16,743	1,369,410
Pilgrim’s Pride Corp.	26,408	874,105
Seneca Foods Corp. Class A†	9,982	1,396,082
		8,784,830
Household products: 0.81%
Oil-Dri Corp. of America	72,308	5,274,869
Energy: 6.98%
Energy equipment & services: 1.32%
Patterson-UTI Energy, Inc.	700,243	8,556,969
Oil, gas & consumable fuels: 5.66%
Dorian LPG Ltd.	188,174	7,254,108
Magnolia Oil & Gas Corp. Class A	236,431	7,149,673
Matador Resources Co.	120,852	7,666,851
PBF Energy, Inc. Class A	98,124	4,254,657
Peabody Energy Corp.	103,600	2,761,976
Permian Resources Corp. Class A	358,484	7,750,424
		36,837,689
Financials: 20.52%
Banks: 12.17%
Ameris Bancorp	79,022	6,736,625
Atlantic Union Bankshares Corp.	174,621	6,574,481
Banner Corp.	67,977	4,548,341
Customers Bancorp, Inc.†	88,240	6,730,065
FB Financial Corp.	116,420	6,294,829
First Financial Corp.	98,715	6,482,614
Great Southern Bancorp, Inc.	78,424	5,350,085
HBT Financial, Inc.	140,314	3,895,117
Independent Bank Corp.	180,267	5,986,667
Pinnacle Financial Partners, Inc.	60,544	5,990,223
UMB Financial Corp.	54,270	6,847,246
The accompanying notes are an integral part of these financial statements.
16 | Allspring Small Company Value Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Banks(continued)
Wintrust Financial Corp.	45,743	$6,887,524
WSFS Financial Corp.	95,700	6,887,529
		79,211,346
Capital markets: 3.67%
Donnelley Financial Solutions, Inc.†	58,030	2,918,909
FactSet Research Systems, Inc.	12,576	2,862,046
Galaxy Digital, Inc. Class A†	93,358	2,561,744
Morningstar, Inc.	10,944	1,846,362
Piper Sandler Cos.	78,046	6,805,611
Stifel Financial Corp.	87,310	6,880,901
		23,875,573
Financial services: 1.46%
Jackson Financial, Inc. Class A	61,797	7,154,239
Payoneer Global, Inc.†	474,282	2,361,924
		9,516,163
Insurance: 2.18%
Genworth Financial, Inc. Class A†	540,356	4,749,730
Lincoln National Corp.	104,162	3,938,365
Unum Group	68,290	5,489,150
		14,177,245
Mortgage real estate investment trusts (REITs): 1.04%
AGNC Investment Corp.	303,296	3,342,322
Annaly Capital Management, Inc.	151,676	3,473,380
		6,815,702
Health care: 3.77%
Health care equipment & supplies: 0.42%
Globus Medical, Inc. Class A†	30,133	2,717,394
Health care providers & services: 2.58%
Brookdale Senior Living, Inc.†	235,138	3,376,582
Chemed Corp.	8,619	3,662,903
Encompass Health Corp.	35,014	3,501,400
Ensign Group, Inc.	3,205	598,341
National HealthCare Corp.	32,636	5,655,492
		16,794,718
Health care technology: 0.34%
Teladoc Health, Inc.†	366,616	2,221,693
Pharmaceuticals: 0.43%
Phibro Animal Health Corp. Class A	52,525	2,793,280
Industrials: 22.41%
Aerospace & defense: 0.78%
Ducommun, Inc.†	35,829	5,085,210
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 17

Portfolio of investments—April 30, 2026

	Shares	Value
Building products: 1.94%
AZZ, Inc.	27,326	$3,908,711
Trex Co., Inc.†	71,931	2,819,695
UFP Industries, Inc.	38,192	3,417,802
Zurn Elkay Water Solutions Corp.	47,932	2,490,547
		12,636,755
Commercial services & supplies: 0.96%
Brady Corp. Class A	39,137	3,202,189
Healthcare Services Group, Inc.†	97,905	2,096,146
Interface, Inc. Class A	33,217	926,090
		6,224,425
Construction & engineering: 2.49%
Matrix Service Co.†	124,414	1,682,078
MYR Group, Inc.†	4,878	1,974,663
NWPX Infrastructure, Inc.†	81,936	8,057,586
Orion Group Holdings, Inc.†	331,119	4,509,841
		16,224,168
Electrical equipment: 3.43%
Atkore, Inc.	95,349	7,451,524
EnerSys	29,238	6,235,296
Generac Holdings, Inc.†	6,180	1,602,042
LSI Industries, Inc.	98,033	2,383,182
Thermon Group Holdings, Inc.†	76,651	4,636,619
		22,308,663
Ground transportation: 1.12%
ArcBest Corp.	57,155	7,291,263
Machinery: 4.95%
Allison Transmission Holdings, Inc.	36,974	4,967,457
ESCO Technologies, Inc.	2,024	655,675
Gorman-Rupp Co.	59,475	4,504,637
Kadant, Inc.	9,322	2,732,558
Miller Industries, Inc.	73,552	3,529,760
Mueller Water Products, Inc. Class A	94,963	2,648,518
Standex International Corp.	6,287	1,716,351
Timken Co.	52,799	5,854,881
Twin Disc, Inc.	167,008	2,758,972
Watts Water Technologies, Inc. Class A	9,616	2,886,339
		32,255,148
Marine transportation: 1.67%
Kirby Corp.†	28,189	4,243,572
Matson, Inc.	38,117	6,648,748
		10,892,320
The accompanying notes are an integral part of these financial statements.
18 | Allspring Small Company Value Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Professional services: 1.95%
CBIZ, Inc.†	175,586	$5,355,373
Korn Ferry	52,387	3,480,592
Robert Half, Inc.	144,572	3,847,061
		12,683,026
Trading companies & distributors: 3.12%
Boise Cascade Co.	49,621	3,933,456
GATX Corp.	25,064	4,910,539
Rush Enterprises, Inc. Class A	73,401	5,433,876
Willis Lease Finance Corp.	30,918	6,002,730
		20,280,601
Information technology: 12.45%
Communications equipment: 3.51%
Applied Optoelectronics, Inc.†	13,665	2,245,979
Digi International, Inc.†	119,939	6,721,381
NetScout Systems, Inc.†	207,061	6,977,956
Viasat, Inc.†	104,892	6,913,432
		22,858,748
Electronic equipment, instruments & components: 3.75%
Belden, Inc.	34,589	3,890,571
ePlus, Inc.	46,872	3,969,590
OSI Systems, Inc.†	6,010	1,724,389
PC Connection, Inc.	74,908	4,774,636
Sanmina Corp.†	35,352	7,700,372
Vontier Corp.	64,778	2,324,235
		24,383,793
IT services: 0.58%
Kyndryl Holdings, Inc.†	274,670	3,795,940
Semiconductors & semiconductor equipment: 2.63%
Cirrus Logic, Inc.†	41,984	6,846,751
FormFactor, Inc.†	14,356	1,951,411
Onto Innovation, Inc.†	6,587	1,943,560
Photronics, Inc.†	128,498	6,358,081
		17,099,803
Software: 1.98%
Adeia, Inc.	242,499	7,723,593
Cleanspark, Inc.†	208,781	2,616,026
MARA Holdings, Inc.†	215,397	2,582,610
		12,922,229
Materials: 8.38%
Chemicals: 3.16%
Core Molding Technologies, Inc.†	97,176	2,618,893
Eastman Chemical Co.	52,230	3,817,491
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 19

Portfolio of investments—April 30, 2026

	Shares	Value
Chemicals(continued)
Element Solutions, Inc.	131,571	$5,603,609
Hawkins, Inc.	23,418	3,921,344
NewMarket Corp.	4,497	3,038,263
Westlake Corp.	13,532	1,559,969
		20,559,569
Construction materials: 1.60%
Eagle Materials, Inc.	28,541	5,996,749
Knife River Corp.†	47,927	4,435,644
		10,432,393
Containers & packaging: 0.61%
Crown Holdings, Inc.	23,000	2,261,130
Sonoco Products Co.	33,968	1,697,041
		3,958,171
Metals & mining: 3.01%
Coeur Mining, Inc.†	33,694	605,481
Kaiser Aluminum Corp.	48,680	8,296,532
SSR Mining, Inc.†	156,182	4,499,604
Worthington Steel, Inc.	160,394	6,163,942
		19,565,559
Real estate: 3.83%
Industrial REITs: 1.10%
STAG Industrial, Inc.	186,650	7,200,957
Office REITs: 0.45%
SL Green Realty Corp.	45,412	1,925,923
Vornado Realty Trust	32,810	980,691
		2,906,614
Retail REITs: 2.03%
Brixmor Property Group, Inc.	228,247	6,867,952
Tanger, Inc.	171,196	6,347,948
		13,215,900
Specialized REITs: 0.25%
Rayonier, Inc.	76,339	1,619,150
Utilities: 2.80%
Electric utilities: 2.80%
Hawaiian Electric Industries, Inc.†	177,368	2,672,936
IDACORP, Inc.	52,868	7,810,718
Pinnacle West Capital Corp.	74,617	7,739,275
		18,222,929
Total common stocks (Cost $454,127,815)		633,867,382
The accompanying notes are an integral part of these financial statements.
20 | Allspring Small Company Value Portfolio

Portfolio of investments—April 30, 2026

	Shares	Value
Investment companies: 1.75%
Exchange-traded funds: 1.75%
iShares Biotechnology ETF	33,987	$5,733,267
State Street SPDR S&P Biotech ETF	42,989	5,645,745
Total investment companies (Cost $9,878,285)		11,379,012

		Yield
Short-term investments: 0.94%
Investment companies: 0.94%
Allspring Government Money Market Fund Select Class♠∞		3.60%	6,147,574	6,147,574
Total short-term investments (Cost $6,147,574)				6,147,574
Total investments in securities (Cost $470,153,674)	100.07%			651,393,968
Other assets and liabilities, net	(0.07)			(456,773)
Total net assets	100.00%			$650,937,195

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Portfolio at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$6,270,725	$96,138,484	$(96,261,635)	$0	$0	$6,147,574	6,147,574	$229,180
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 21

Statement of assets and liabilities—April 30, 2026
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $464,006,100)	$645,246,394
Investments in affiliated securities, at value (cost $6,147,574)	6,147,574
Cash	33,616
Receivable for investments sold	5,587,869
Receivable for dividends	280,295
Prepaid expenses and other assets	2,300
Total assets	657,298,048
Liabilities
Payable for investments purchased	5,957,208
Advisory fee payable	376,677
Accrued expenses and other liabilities	26,968
Total liabilities	6,360,853
Total net assets	$650,937,195
The accompanying notes are an integral part of these financial statements.
22 | Allspring Small Company Value Portfolio

Statement of operations—year ended April 30, 2026
Statement of operations
Investment income
Dividends	$10,218,087
Income from affiliated securities	229,180
Interest	6,302
Total investment income	10,453,569
Expenses
Advisory fee	5,021,723
Custody and accounting fees	37,426
Professional fees	47,889
Registration fees	81
Interest holder report expenses	11,977
Trustees’ fees and expenses	12,097
Other fees and expenses	13,067
Total expenses	5,144,260
Less: Fee waivers and/or expense reimbursements	(463,588)
Net expenses	4,680,672
Net investment income	5,772,897
Realized and unrealized gains (losses) on investments
Net realized gains on investments	96,689,943
Net change in unrealized gains (losses) on investments	78,725,876
Net realized and unrealized gains (losses) on investments	175,415,819
Net increase in net assets resulting from operations	$181,188,716
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 23

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2026	Year ended April 30, 2025
Operations
Net investment income	$5,772,897	$8,204,797
Net realized gains on investments	96,689,943	28,244,177
Net change in unrealized gains (losses) on investments	78,725,876	(47,928,647)
Net increase (decrease) in net assets resulting from operations	181,188,716	(11,479,673)
Capital transactions
Transactions in investors’ beneficial interests
Contributions	6,461,552	36,714,380
Withdrawals	(136,158,412)	(142,370,529)
Net decrease in net assets resulting from capital transactions	(129,696,860)	(105,656,149)
Total increase (decrease) in net assets	51,491,856	(117,135,822)
Net assets
Beginning of period	599,445,339	716,581,161
End of period	$650,937,195	$599,445,339
The accompanying notes are an integral part of these financial statements.
24 | Allspring Small Company Value Portfolio

Financial highlights
Financial highlights

	Year ended April 30			Year ended May 31
	2026	2025	2024[1]	2023	2022	2021
Total return[2]	33.43%	(2.96)%	21.34%	(9.95)%	(1.78)%	78.76%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.82%	0.83%	0.83%	0.83%
Net expenses[3]	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.91%	1.16%	1.27%	1.17%	0.72%	0.71%
Supplemental Data
Portfolio turnover rate	209%	114%	107%	87%	70%	62%

[1]	For the eleven months ended April 30, 2024. The Portfolio changed its fiscal year end from May 31 to April 30, effective April 30, 2024.
[2]	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.
[3]	Net expense ratios reflect voluntary waivers, if any.
The accompanying notes are an integral part of these financial statements.
Allspring Small Company Value Portfolio | 25

Notes to financial statements
Notes to financial statements
1.ORGANIZATION
Allspring Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.
Interests in the Portfolio are available solely through private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Portfolio based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Federal and other taxes
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All income, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether income and gains have been distributed by the Portfolio.
The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
26 | Allspring Small Company Value Portfolio

Notes to financial statements
As of April 30, 2026, the aggregate cost of all investments for federal income tax purposes was $483,707,669 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$184,885,133
Gross unrealized losses	(17,198,834)
Net unrealized gains	$167,686,299
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of April 30, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$9,577,153	$0	$0	$9,577,153
Consumer discretionary	68,550,386	0	0	68,550,386
Consumer staples	27,598,737	0	0	27,598,737
Energy	45,394,658	0	0	45,394,658
Financials	133,596,029	0	0	133,596,029
Health care	24,527,085	0	0	24,527,085
Industrials	145,881,579	0	0	145,881,579
Information technology	81,060,513	0	0	81,060,513
Materials	54,515,692	0	0	54,515,692
Real estate	24,942,621	0	0	24,942,621
Utilities	18,222,929	0	0	18,222,929
Investment companies	11,379,012	0	0	11,379,012
Short-term investments
Investment companies	6,147,574	0	0	6,147,574
Total assets	$651,393,968	$0	$0	$651,393,968
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At April 30, 2026, the Portfolio did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
The Trust has entered into an advisory contract with Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the
Allspring Small Company Value Portfolio | 27

Notes to financial statements
Portfolio. Pursuant to the contract, Allspring Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:
Average daily net assets	Advisory fee
First $500 million	0.800%
Next $500 million	0.775
Next $1 billion	0.750
Next $1 billion	0.725
Next $1 billion	0.700
Over $4 billion	0.680
For the year ended April 30, 2026, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Portfolio.
Allspring Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio. These voluntary waivers may be discontinued at any time.
Interfund transactions
The Portfolio may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio did not have any interfund transactions during the year ended April 30, 2026.
5.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2026 were $1,295,263,221 and $1,418,550,997, respectively.
6.BANK BORROWINGS
The Portfolio, together with certain other registered Allspring Funds is party to a $275,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to portfolio interest holder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended April 30, 2026, there were no borrowings by the Portfolio under the agreement.
7.INDEMNIFICATION
Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.
8.OPERATING SEGMENTS
The Portfolio operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Portfolio acts as the Portfolio’s CODM. The CODM monitors the operating results of the Portfolio as a whole and the Portfolio’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Portfolio’s prospectus which is executed by the Portfolio’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Portfolio’s single segment. This information is consistent with that presented within the Portfolio’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
28 | Allspring Small Company Value Portfolio

Report of independent registered public accounting firm
To the Interest Holders of the Portfolio and Board of Trustees
Allspring Master Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Small Company Value Portfolio (the Portfolio), a series of Allspring Master Trust, including the portfolio of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from June 1, 2023 to April 30, 2024 and each of the years in the three-year period ended May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2026, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 24, 2026
Allspring Small Company Value Portfolio | 29

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 86% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2026.
Pursuant to Section 852 of the Internal Revenue Code, $27,130,735 was designated as a 20% rate gain distribution for the fiscal year ended
April 30, 2026.
Pursuant to Section 854 of the Internal Revenue Code, $3,633,481 of income dividends paid during the fiscal year ended April 30, 2026 has been designated as qualified dividend income (QDI).
For the fiscal year ended April 30, 2026, $97,734 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Shareholders and Interest holders may view the filed Form N-PORT by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at allspringglobal.com.

30 | Allspring Small Company Value Fund

Other information (unaudited)
Item 8. Changes in and disagreements with accountants
Not applicable
Item 9. Matters submitted to fund shareholders for a vote
Not applicable
Item 10. Remuneration paid to directors, officers and others
Refer to information in the Statement of operations.
Item 11. Statement regarding basis for the board’s approval of investment advisory contract
Not applicable

Allspring Small Company Value Fund | 31

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-800-260-5969

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
NCSR1815 04-26

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Changes in and Disagreements with Accountants for Open-End Management Investment Companies are included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Proxy Disclosures for Open-End Management Investment Companies are included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

The registrant’s Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Financial Statements filed under Item 7(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

(101) Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Master Trust

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: July 15, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Master Trust

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: July 15, 2026

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: July 15, 2026